UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N- CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/19

Item 1. Reports to Stockholders.

Semiannual Report to Shareholders	August 31, 2019
Invesco Corporate Bond Fund
Nasdaq:
A: ACCBX ■ C: ACCEX ■ R: ACCZX ■ Y: ACCHX ■ R5: ACCWX ■ R6: ICBFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
22	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
35	Fund Expenses
36	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Corporate Bond Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	10.56%
Class C Shares	10.11
Class R Shares	10.57
Class Y Shares	10.83
Class R5 Shares	10.73
Class R6 Shares	10.76
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	10.72
Lipper BBB Rated Funds Index■ (Peer Group Index)	11.35
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
    The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	7.04%
10 Years	5.64
5 Years	3.63
1 Year	7.47
Class C Shares
Inception (8/30/93)	5.27%
10 Years	5.34
5 Years	3.78
1 Year	10.32
Class R Shares
10 Years	5.86%
5 Years	4.29
1 Year	11.95
Class Y Shares
Inception (8/12/05)	5.72%
10 Years	6.39
5 Years	4.80
1 Year	12.44
Class R5 Shares
10 Years	6.48%
5 Years	4.91
1 Year	12.56
Class R6 Shares
10 Years	6.43%
5 Years	5.00
1 Year	12.56
Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.
Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.98%
10 Years	5.94
5 Years	3.11
1 Year	4.87
Class C Shares
Inception (8/30/93)	5.15%
10 Years	5.69
5 Years	3.29
1 Year	7.97
Class R Shares
10 Years	6.16%
5 Years	3.77
1 Year	9.43
Class Y Shares
Inception (8/12/05)	5.50%
10 Years	6.70
5 Years	4.28
1 Year	9.92
Class R5 Shares
10 Years	6.79%
5 Years	4.40
1 Year	10.03
Class R6 Shares
10 Years	6.74%
5 Years	4.48
1 Year	10.03
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and
Class R6 shares was 0.83%, 1.53%, 1.08%, 0.58%, 0.49% and 0.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
4	Invesco Corporate Bond Fund

Schedule of Investments(a)
August 31, 2019
(Unaudited)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–84.86%
Aerospace & Defense–0.17%
Moog, Inc., 5.25%, 12/01/2022(b)	$ 177,000	$ 180,761
Rockwell Collins, Inc., 3.20%, 03/15/2024	2,104,000	2,194,515
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	316,050
TransDigm, Inc.,
6.50%, 07/15/2024	70,000	72,538
6.38%, 06/15/2026	131,000	137,975
Triumph Group, Inc., 7.75%, 08/15/2025	307,000	308,535
		3,210,374
Agricultural & Farm Machinery–0.28%
John Deere Capital Corp., 3.45%, 03/07/2029	4,406,000	4,835,949
Titan International, Inc., 6.50%, 11/30/2023	436,000	349,890
		5,185,839
Agricultural Products–0.23%
Cargill, Inc., 3.25%, 05/23/2029(b)	3,557,000	3,849,029
Kernel Holding S.A. (Ukraine), REGS, 8.75%, 01/31/2022(b)	297,000	315,649
		4,164,678
Air Freight & Logistics–0.00%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	84,000	86,052
Airlines–6.03%
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	2,203,600	2,348,631
Series 2016-1, Class AA, 3.58%, 01/15/2028	1,721,454	1,839,097
Series 2019-1, Class B, 3.85%, 02/15/2028	3,712,000	3,760,328
Series 2016-3, Class AA, 3.00%, 10/15/2028	4,153,008	4,290,181
Series 2017-1, Class AA, 3.65%, 02/15/2029	2,838,174	3,065,540
Series 2017-2, Class A, 3.60%, 10/15/2029	3,856,342	3,955,302
Series 2017-2, Class AA, 3.35%, 10/15/2029	4,801,275	5,018,626
Series 2019-1, Class A, 3.50%, 02/15/2032	5,737,000	5,950,617
Series 2019-1, Class AA, 3.15%, 02/15/2032	7,495,000	7,779,026
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, 8.38%, 05/10/2020(b)	2,909,000	2,309,019
	Principal Amount	Value
Airlines–(continued)
British Airways Pass Through Trust (United Kingdom),
Series 2019-1, Class A, 3.35%, 06/15/2029(b)	$ 2,556,000	$ 2,636,999
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	6,050,000	6,370,986
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	3,233,000	3,407,408
Series 2019-1, Class AA, 3.20%, 04/25/2024	4,673,000	4,934,417
Delta Air Lines, Inc.,
3.63%, 03/15/2022	9,961,000	10,257,666
3.80%, 04/19/2023	2,065,000	2,149,980
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, 4.20%, 11/15/2027	5,046,303	5,076,328
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class B, 7.50%, 11/10/2023(b)	4,785,331	4,927,695
Series 2016-1, Class A, 4.88%, 05/10/2028(b)	4,407,075	4,300,203
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	1,711,606	1,771,940
Series 2016-1, Class B, 3.65%, 01/07/2026	2,420,233	2,478,984
Series 2018-1, Class A, 3.70%, 03/01/2030	4,769,501	5,037,794
Series 2018-1, Class AA, 3.50%, 03/01/2030	4,494,375	4,767,992
Series 2019-1, Class A, 4.55%, 08/25/2031	2,273,000	2,559,911
Series 2019-1, Class AA, 4.15%, 08/25/2031	4,436,000	4,988,405
WestJet Airlines Ltd. (Canada), 3.50%, 06/16/2021(b)	4,986,000	5,087,345
		111,070,420
Alternative Carriers–0.09%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	278,000	293,638
Series Y, 7.50%, 04/01/2024	245,000	272,558
Level 3 Financing, Inc.,
5.38%, 05/01/2025	717,000	747,472
5.25%, 03/15/2026	350,000	365,750
		1,679,418
Aluminum–0.03%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	600,000	631,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Corporate Bond Fund

	Principal Amount	Value
Apparel Retail–0.05%
L Brands, Inc.,
5.63%, 02/15/2022	$ 455,000	$ 480,025
6.88%, 11/01/2035	189,000	160,650
6.75%, 07/01/2036	47,000	39,715
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	248,000	238,445
		918,835
Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	64,000	67,280
4.88%, 05/15/2026(b)	521,000	551,833
		619,113
Asset Management & Custody Banks–0.95%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	4,515,000	4,857,577
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(b)	4,355,000	5,430,684
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	5,900,000	7,076,827
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	178,000	187,519
		17,552,607
Auto Parts & Equipment–0.03%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	123,000	126,075
Dana, Inc., 5.50%, 12/15/2024	76,000	77,900
Delphi Technologies PLC, 5.00%, 10/01/2025(b)	212,000	183,910
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	160,000	157,200
		545,085
Automobile Manufacturers–2.42%
American Honda Finance Corp., 2.40%, 06/27/2024	2,705,000	2,754,474
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	2,887,000	2,975,173
5.60%, 01/07/2022	410,000	433,716
3.35%, 11/01/2022	7,372,000	7,415,978
5.58%, 03/18/2024	5,254,000	5,653,950
General Motors Financial Co., Inc.,
Series B, 6.50%(c)(d)	200,000	196,696
3.20%, 07/06/2021	1,175,000	1,189,990
5.10%, 01/17/2024	2,352,000	2,544,851
Hyundai Capital America, 4.30%, 02/01/2024(b)	14,635,000	15,513,235
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	501,000	514,777
	Principal Amount	Value
Automobile Manufacturers–(continued)
Volkswagen Group of America Finance, LLC (Germany),
2.95%, (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	$ 2,428,000	$ 2,438,991
3.12%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	2,876,000	2,892,042
		44,523,873
Automotive Retail–0.26%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	3,400,000	3,663,649
AutoZone, Inc., 3.75%, 04/18/2029	200,000	216,273
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	108,000	112,185
Murphy Oil USA, Inc., 5.63%, 05/01/2027	279,000	294,345
Penske Automotive Group, Inc., 5.50%, 05/15/2026	473,000	497,241
		4,783,693
Biotechnology–0.27%
AbbVie, Inc.,
3.75%, 11/14/2023	250,000	263,977
4.88%, 11/14/2048	4,254,000	4,746,524
		5,010,501
Brewers–0.59%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.90%, 02/01/2046	5,607,000	6,709,841
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.00%, 04/13/2028	300,000	332,866
8.00%, 11/15/2039	2,414,000	3,865,957
		10,908,664
Broadcasting–0.09%
AMC Networks, Inc.,
5.00%, 04/01/2024	329,000	339,692
4.75%, 08/01/2025	57,000	58,425
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	207,000	227,441
Gray Television, Inc., 7.00%, 05/15/2027(b)	155,000	170,066
iHeartCommunications, Inc.,
8.38%, 05/01/2027	122,000	132,218
5.25%, 08/15/2027(b)	197,000	207,624
Tribune Media Co., 5.88%, 07/15/2022	159,000	161,336
TV Azteca, S.A.B. de C.V. (Mexico), REGS, 8.25%, 08/09/2024(b)	300,000	294,378
		1,591,180
Building Products–0.48%
Owens Corning, 4.30%, 07/15/2047	8,830,000	8,099,480
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Corporate Bond Fund

	Principal Amount	Value
Building Products–(continued)
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	$ 725,000	$ 765,782
5.00%, 02/15/2027(b)	44,000	45,210
		8,910,472
Cable & Satellite–2.52%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	400,000	413,500
7.50%, 05/15/2026(b)	260,000	277,550
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	200,000	205,605
10.50%, 05/15/2027(b)	210,000	228,900
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	576,000	588,730
5.75%, 02/15/2026(b)	1,183,000	1,255,459
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	5,493,000	6,075,441
5.38%, 04/01/2038	1,990,000	2,248,174
5.75%, 04/01/2048	2,515,000	2,938,850
6.83%, 10/23/2055	4,449,000	5,681,457
Comcast Corp.,
3.95%, 10/15/2025	1,775,000	1,945,013
6.45%, 03/15/2037	1,885,000	2,706,580
4.60%, 10/15/2038	2,560,000	3,103,766
4.95%, 10/15/2058	2,621,000	3,408,215
Cox Communications, Inc., 3.35%, 09/15/2026(b)	3,514,000	3,655,955
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	434,000	467,092
10.88%, 10/15/2025(b)	356,000	404,728
6.63%, 10/15/2025(b)	200,000	214,616
5.50%, 05/15/2026(b)	265,000	280,900
DISH DBS Corp.,
7.88%, 09/01/2019	498,000	498,000
5.88%, 11/15/2024	866,000	827,073
7.75%, 07/01/2026	87,000	85,695
NBCUniversal Media LLC, 5.95%, 04/01/2041	3,964,000	5,524,661
Sirius XM Radio, Inc., 4.63%, 07/15/2024(b)	2,096,000	2,192,940
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), 5.00%, 01/15/2025(b)	317,000	328,529
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	209,000
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	239,000	250,651
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	200,000	207,250
	Principal Amount	Value
Cable & Satellite–(continued)
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	$ 250,000	$ 264,988
		46,489,318
Casinos & Gaming–0.44%
Boyd Gaming Corp.,
6.88%, 05/15/2023	202,000	210,288
6.38%, 04/01/2026	107,000	113,821
6.00%, 08/15/2026	105,000	111,300
Las Vegas Sands Corp.,
3.20%, 08/08/2024	4,134,000	4,223,585
3.50%, 08/18/2026	1,935,000	1,980,229
MGM Resorts International,
7.75%, 03/15/2022	301,000	338,694
6.00%, 03/15/2023	559,000	616,297
Scientific Games International, Inc., 10.00%, 12/01/2022	204,000	212,415
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	297,000	314,078
		8,120,707
Coal & Consumable Fuels–0.03%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	602,000	572,276
Commodity Chemicals–0.04%
Koppers, Inc., 6.00%, 02/15/2025(b)	203,000	198,433
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	142,000	134,545
Olin Corp., 5.63%, 08/01/2029	305,000	317,581
		650,559
Communications Equipment–0.06%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	518,000	464,905
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	281,000	304,183
5.25%, 08/01/2026	244,000	259,555
		1,028,643
Construction & Engineering–0.03%
AECOM, 5.13%, 03/15/2027	124,000	130,140
William Lyon Homes, Inc.,
6.00%, 09/01/2023	66,000	68,805
6.63%, 07/15/2027(b)	322,000	323,610
		522,555
Construction Machinery & Heavy Trucks–0.01%
Wabtec Corp., 4.95%, 09/15/2028	209,000	233,513
Construction Materials–0.21%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	3,524,000	3,816,671
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Corporate Bond Fund

	Principal Amount	Value
Consumer Finance–1.48%
Ally Financial, Inc.,
4.13%, 03/30/2020	$ 4,155,000	$ 4,196,550
5.13%, 09/30/2024	434,000	486,080
4.63%, 03/30/2025	1,349,000	1,478,841
American Express Co., Series C, 4.90%(c)(d)	3,075,000	3,079,674
Capital One Financial Corp., 3.75%, 03/09/2027	6,970,000	7,390,195
Credit Acceptance Corp., 6.63%, 03/15/2026(b)	1,923,000	2,085,263
Discover Bank, 4.68%, 08/09/2028(d)	1,990,000	2,089,500
Navient Corp.,
8.00%, 03/25/2020	299,000	308,718
7.25%, 01/25/2022	149,000	163,900
7.25%, 09/25/2023	966,000	1,075,882
Synchrony Financial, 4.50%, 07/23/2025	4,550,000	4,893,743
		27,248,346
Copper–0.48%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	548,000	504,160
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	6,826,000	6,826,000
5.40%, 11/14/2034	1,102,000	1,063,430
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	445,000	426,088
		8,819,678
Data Processing & Outsourced Services–0.49%
Fidelity National Information Services, Inc., 4.50%, 08/15/2046	2,418,000	2,845,987
Fiserv, Inc., 4.20%, 10/01/2028	2,400,000	2,699,306
Mastercard, Inc., 2.95%, 06/01/2029	3,218,000	3,447,174
		8,992,467
Department Stores–0.34%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/2023	6,176,000	6,309,814
Diversified Banks–10.45%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	8,020,355
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.13%, 07/28/2021(b)	3,990,000	3,993,395
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(d)	3,847,000	4,254,224
Banco Bilbao Vizcaya Argentaria S.A. (Spain), Series 9, 6.50%(c)	4,200,000	4,260,900
Principal Amount		Value
Diversified Banks–(continued)
Bank of America Corp.,
Series AA, 6.10%(c)	$ 6,420,000	$ 7,002,390
Series DD, 6.30%(c)	2,040,000	2,304,394
Series FF, 5.88%(c)	1,785,000	1,942,259
Series Z, 6.50%(c)	4,500,000	5,043,218
3.86%, (3 mo. USD LIBOR + 0.94%), 07/23/2024(d)	8,727,000	9,271,447
3.19%, (3 mo. USD LIBOR + 1.18%), 07/23/2030(d)	4,000,000	4,182,167
7.75%, 05/14/2038	2,850,000	4,455,151
Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	3,115,646
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	765,000	783,333
7.63%, 11/21/2022	200,000	220,643
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	965,000	1,002,534
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	2,015,000	2,110,733
BNP Paribas S.A. (France), 4.38%, 03/01/2033(b)(d)	5,080,000	5,408,089
Citigroup, Inc.,
Series N, 5.80%(c)(d)	2,535,000	2,550,844
Series Q, 5.95%(c)(d)	1,570,000	1,599,775
Series T, 6.25%(c)(d)	2,110,000	2,365,004
3.50%, 05/15/2023	3,980,000	4,143,258
2.88%, 07/24/2023(d)	1,575,000	1,602,884
5.50%, 09/13/2025	4,845,000	5,557,142
3.98%, (3 mo. USD LIBOR + 1.34%), 03/20/2030(d)	4,000,000	4,424,702
4.65%, 07/23/2048	1,983,000	2,493,407
Credit Agricole S.A. (France), REGS, 8.13%(b)(c)	202,000	236,171
Global Bank Corp. (Panama),
4.50%, 10/20/2021(b)	6,573,000	6,780,049
5.25%, 04/16/2029(b)(d)	264,000	284,856
HSBC Holdings PLC (United Kingdom),
6.00% (c)(d)	5,365,000	5,386,567
4.00%, 03/30/2022	2,070,000	2,172,595
3.12%, (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	2,663,000	2,668,265
ING Groep N.V. (Netherlands), 6.00%(c)(d)	465,000	470,301
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
Series I, 5.74% (3 mo. USD LIBOR + 3.47%)(c)(d)	$ 3,999,000	$ 4,025,873
Series V, 5.00% (3 mo. USD LIBOR + 3.32%)(c)(d)	2,005,000	2,003,496
2.30%, 08/15/2021	4,545,000	4,557,329
3.15%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	5,790,000	5,815,002
3.63%, 12/01/2027	2,750,000	2,925,953
3.70%, (3 mo. USD LIBOR + 1.16%), 05/06/2030(d)	4,000,000	4,371,201
4.26%, (3 mo. USD LIBOR + 1.58%), 02/22/2048(d)	1,935,000	2,355,286
Series W, 3.16% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	5,770,000	4,451,670
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(b)(d)	1,690,000	1,749,127
Nordea Bank Abp (Finland), 5.50%(b)(c)(d)	3,045,000	3,055,992
Royal Bank of Scotland Group PLC (The) (United Kingdom), 3.50% (3 mo. USD LIBOR + 1.48%), 05/15/2023(d)	5,411,000	5,478,831
SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	3,147,000	3,201,339
4.13%, 07/15/2023(b)	4,076,000	4,327,506
Societe Generale S.A. (France),
7.38% (b)(c)(d)	1,507,000	1,588,001
7.38% (b)(c)(d)	3,665,000	3,860,033
REGS, 7.38%(b)(c)(d)	202,000	212,858
Standard Chartered PLC (United Kingdom),
7.75% (b)(c)(d)	2,690,000	2,880,223
3.43%, (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	1,442,000	1,440,283
4.30%, 02/19/2027(b)	1,628,000	1,696,404
REGS, 7.50%(b)(c)(d)	200,000	209,750
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.04%, 07/16/2029	4,755,000	4,926,391
Wells Fargo & Co.,
4.15%, 01/24/2029	4,000,000	4,492,848
5.38%, 11/02/2043	7,865,000	10,400,580
4.75%, 12/07/2046	2,045,000	2,512,452
		192,645,126
Diversified Capital Markets–1.11%
Credit Suisse AG (Switzerland), 3.00%, 10/29/2021	2,065,000	2,105,417
Credit Suisse Group AG (Switzerland),
7.50% (b)(c)(d)	2,410,000	2,568,614
7.25% (b)(c)(d)	330,000	351,580
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), 3.75%, 03/26/2025	2,220,000	2,348,150
	Principal Amount	Value
Diversified Capital Markets–(continued)
Macquarie Bank Ltd. (Australia), 6.13%(b)(c)(d)	$ 5,010,000	$ 5,048,978
UBS Group AG (Switzerland), 3.13% (3 mo. USD LIBOR + 1.47%), 08/13/2030(b)(d)	7,847,000	8,045,885
		20,468,624
Diversified Chemicals–0.36%
Chemours Co. (The), 7.00%, 05/15/2025	97,000	96,030
Dow Chemical Co. (The),
3.15%, 05/15/2024(b)	2,023,000	2,090,608
4.80%, 05/15/2049(b)	1,859,000	2,109,759
OCP S.A. (Morocco), 4.50%, 10/22/2025(b)	2,259,000	2,401,805
		6,698,202
Diversified Metals & Mining–0.38%
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	285,000	290,694
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	5,503,000	6,446,508
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	291,000	280,087
		7,017,289
Diversified REITs–1.20%
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	133,000	137,655
STORE Capital Corp., 4.63%, 03/15/2029	2,000,000	2,223,836
Trust F/1401 (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,407,525
5.25%, 01/30/2026(b)	3,705,000	3,931,968
4.87%, 01/15/2030(b)	4,150,000	4,240,263
6.39%, 01/15/2050(b)	6,695,000	7,096,700
		22,037,947
Drug Retail–0.20%
CVS Pass Through Trust,
6.04%, 12/10/2028	1,399,024	1,587,561
5.77%, 01/10/2033(b)	1,817,930	2,101,084
		3,688,645
Electric Utilities–1.76%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,600,000	3,735,000
Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	6,655,000	8,430,555
Empresas Publicas de Medellin E.S.P. (Colombia), 4.25%, 07/18/2029(b)	4,020,000	4,233,864
Georgia Power Co., 2.85%, 05/15/2022	3,862,000	3,953,217
Southern Co. (The), Series B, 5.50%, 03/15/2057(d)	11,592,000	12,034,643
		32,387,279
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Corporate Bond Fund

	Principal Amount	Value
Electrical Components & Equipment–0.03%
EnerSys, 5.00%, 04/30/2023(b)	$ 457,000	$ 472,995
Electronic Equipment & Instruments–0.02%
Itron, Inc., 5.00%, 01/15/2026(b)	222,000	227,550
MTS Systems Corp., 5.75%, 08/15/2027(b)	170,000	178,075
		405,625
Environmental & Facilities Services–0.06%
Core & Main L.P., 6.13%, 08/15/2025(b)	396,000	403,920
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	447,000	464,880
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	203,000	212,135
		1,080,935
Fertilizers & Agricultural Chemicals–0.01%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	211,000	223,660
Financial Exchanges & Data–0.24%
Moody’s Corp.,
5.50%, 09/01/2020	1,710,000	1,765,545
4.88%, 02/15/2024	232,000	257,192
5.25%, 07/15/2044	1,665,000	2,149,566
MSCI, Inc., 5.25%, 11/15/2024(b)	161,000	167,955
		4,340,258
Food Distributors–0.03%
US Foods, Inc., 5.88%, 06/15/2024(b)	466,000	483,466
Food Retail–0.03%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	337,000	354,693
5.88%, 02/15/2028(b)	242,000	255,639
		610,332
Forest Products–0.01%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	257,000	262,140
Gas Utilities–0.06%
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	253,000	269,761
5.88%, 08/20/2026	268,000	292,375
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	491,000	500,820
		1,062,956
General Merchandise Stores–0.21%
Dollar Tree, Inc., 4.20%, 05/15/2028	3,580,000	3,818,347
	Principal Amount	Value
Health Care Equipment–0.03%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	$ 488,000	$ 503,860
Teleflex, Inc., 4.88%, 06/01/2026	50,000	52,923
		556,783
Health Care Facilities–1.35%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	153,000	158,738
HCA Healthcare, Inc., 6.25%, 02/15/2021	621,000	653,851
HCA, Inc.,
5.00%, 03/15/2024	9,400,000	10,278,118
5.38%, 02/01/2025	225,000	250,313
5.25%, 04/15/2025	151,000	168,741
5.88%, 02/15/2026	225,000	257,231
5.38%, 09/01/2026	103,000	115,103
4.13%, 06/15/2029	1,935,000	2,065,860
5.50%, 06/15/2047	5,403,000	6,217,608
5.25%, 06/15/2049	3,821,000	4,282,477
Tenet Healthcare Corp., 6.75%, 06/15/2023	350,000	360,937
		24,808,977
Health Care REITs–0.71%
HCP, Inc.,
4.00%, 12/01/2022	1,530,000	1,616,252
4.25%, 11/15/2023	983,000	1,056,889
MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	651,000	696,570
4.63%, 08/01/2029	2,463,000	2,566,138
Physicians Realty L.P., 4.30%, 03/15/2027	1,775,000	1,907,160
Senior Housing Properties Trust, 6.75%, 12/15/2021	2,606,000	2,780,162
Welltower, Inc., 3.10%, 01/15/2030	2,430,000	2,476,133
		13,099,304
Health Care Services–1.29%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	181,000	186,430
Cigna Corp.,
3.75%, 07/15/2023	5,052,000	5,314,422
3.19%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(d)	5,327,000	5,338,369
4.38%, 10/15/2028	1,938,000	2,168,926
4.80%, 08/15/2038	5,467,000	6,332,676
CVS Health Corp., 2.63%, 08/15/2024	3,015,000	3,035,723
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	210,000	212,625
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	135,000	74,250
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	345,000	331,200
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care Services–(continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	$ 397,000	$ 356,828
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	103,000	88,644
10.00%, 04/15/2027(b)	174,000	167,040
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	202,000	136,350
		23,743,483
Home Improvement Retail–1.10%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	339,000	302,557
Lowe’s Cos., Inc.,
3.65%, 04/05/2029	10,467,000	11,382,828
4.55%, 04/05/2049	7,413,000	8,681,001
		20,366,386
Homebuilding–0.81%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	239,000	250,353
6.75%, 03/15/2025	278,000	281,127
5.88%, 10/15/2027	41,000	39,053
KB Home, 8.00%, 03/15/2020	123,000	126,844
Lennar Corp.,
8.38%, 01/15/2021	36,000	38,880
5.38%, 10/01/2022	324,000	347,085
4.75%, 11/15/2022	172,000	182,105
5.25%, 06/01/2026	591,000	645,667
MDC Holdings, Inc., 6.00%, 01/15/2043	12,008,000	12,368,240
Meritage Homes Corp., 7.15%, 04/15/2020	120,000	123,750
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	210,000	223,650
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	261,000	279,270
		14,906,024
Hotel & Resort REITs–0.09%
Hospitality Properties Trust, 4.95%, 02/15/2027	1,665,000	1,729,612
Hotels, Resorts & Cruise Lines–0.24%
Royal Caribbean Cruises Ltd., 3.70%, 03/15/2028	4,310,000	4,487,093
Household Products–0.44%
Controladora Mabe S.A. de C.V. (Mexico), 5.60%, 10/23/2028(b)	2,958,000	3,150,270
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.00%, 07/15/2024(b)	732,000	758,077
Reynolds Group Issuer, Inc./LLC,
5.75%, 10/15/2020	3,843,481	3,857,894
5.13%, 07/15/2023(b)	90,000	92,750
	Principal Amount	Value
Household Products–(continued)
Spectrum Brands, Inc., 5.75%, 07/15/2025	$ 307,000	$ 320,815
		8,179,806
Hypermarkets & Super Centers–0.14%
Walmart, Inc., 2.85%, 07/08/2024	2,381,000	2,495,422
Independent Power Producers & Energy Traders–0.10%
AES Corp. (The), 5.50%, 04/15/2025	733,000	766,923
Calpine Corp.,
5.38%, 01/15/2023	229,000	232,703
5.50%, 02/01/2024	230,000	232,585
NRG Energy, Inc., 6.63%, 01/15/2027	578,000	626,408
		1,858,619
Industrial Conglomerates–0.86%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	5,911,000	6,015,726
General Electric Co., 5.55%, 01/05/2026	8,794,000	9,755,475
		15,771,201
Industrial Machinery–0.28%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	536,000	494,460
EnPro Industries, Inc., 5.75%, 10/15/2026	299,000	313,950
Mueller Industries, Inc., 6.00%, 03/01/2027	457,000	463,855
Parker-Hannifin Corp., 3.25%, 06/14/2029	3,633,000	3,824,949
		5,097,214
Industrial REITs–0.10%
PLA Administradora Industrial S de RL de CV (Mexico), 4.96%, 07/18/2029(b)	1,844,000	1,881,433
Integrated Oil & Gas–1.54%
Occidental Petroleum Corp., 2.90%, 08/15/2024	12,219,000	12,347,193
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	328,000	356,044
Petroleos Mexicanos (Mexico), 5.38%, 03/13/2022	333,000	342,157
Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	10,449,000	10,730,116
4.25%, 04/16/2039(b)	1,687,000	1,915,900
4.38%, 04/16/2049(b)	2,407,000	2,759,550
		28,450,960
Integrated Telecommunication Services–2.27%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	400,000	428,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Corporate Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
AT&T, Inc.,
3.62%, (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	$ 2,832,000	$ 2,877,914
5.25%, 03/01/2037	2,660,000	3,166,646
5.15%, 03/15/2042	3,670,000	4,282,198
5.35%, 12/15/2043	3,360,000	3,904,025
4.75%, 05/15/2046	2,646,000	2,963,460
5.15%, 02/15/2050	8,382,000	9,964,977
5.70%, 03/01/2057	2,735,000	3,469,575
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	187,000	171,572
8.00%, 10/15/2025(b)	40,000	35,311
Frontier Communications Corp.,
10.50%, 09/15/2022	136,000	71,230
11.00%, 09/15/2025	148,000	75,850
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	718,000	656,970
8.50%, 10/15/2024(b)	246,000	244,770
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	43,000	45,688
7.20%, 07/18/2036	547,000	612,640
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,865,000	3,910,901
T-Mobile USA, Inc.,
6.38%, 03/01/2025	550,000	570,900
6.50%, 01/15/2026	1,352,000	1,456,780
Verizon Communications, Inc., 4.81%, 03/15/2039	2,267,000	2,785,002
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	200,000	207,250
		41,901,659
Interactive Media & Services–1.06%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	229,000	236,443
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	2,842,000	2,991,205
6.63%, 08/15/2027(b)	315,000	330,750
Match Group, Inc., 5.63%, 02/15/2029(b)	5,513,000	5,995,387
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	2,073,000	2,117,825
3.60%, 01/19/2028(b)	4,305,000	4,544,643
3.93%, 01/19/2038(b)	3,137,000	3,416,214
		19,632,467
Internet & Direct Marketing Retail–0.93%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	2,190,000	2,522,486
4.40%, 12/06/2057	2,190,000	2,615,764
QVC, Inc., 5.45%, 08/15/2034	11,765,000	12,021,996
		17,160,246
	Principal Amount	Value
Investment Banking & Brokerage–2.52%
Cantor Fitzgerald, L.P., 6.50%, 06/17/2022(b)	$ 3,205,000	$ 3,474,137
Charles Schwab Corp. (The), Series E, 4.63%(c)(d)	4,560,000	4,607,401
Goldman Sachs Group, Inc. (The),
Series L, 5.70% (3 mo. USD LIBOR + 3.88%)(c)(d)	3,307,000	3,315,268
Series P, 5.00%(c)(d)	3,255,000	3,225,363
4.22%, (3 mo. USD LIBOR + 1.30%), 05/01/2029(d)	4,000,000	4,427,988
6.75%, 10/01/2037	4,675,000	6,413,372
4.80%, 07/08/2044	4,280,000	5,303,284
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	3,874,000	3,933,648
Morgan Stanley, 4.43% (3 mo. USD LIBOR + 1.63%), 01/23/2030(d)	10,000,000	11,421,278
Raymond James Financial, Inc., 4.95%, 07/15/2046	228,000	279,556
		46,401,295
IT Consulting & Other Services–0.08%
DXC Technology Co., 4.45%, 09/18/2022	1,460,000	1,535,445
Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	247,000	255,336
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	327,000	339,263
		594,599
Life & Health Insurance–1.97%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	3,375,000	3,580,697
Athene Holding Ltd., 4.13%, 01/12/2028	6,780,000	6,942,740
Brighthouse Financial, Inc., 4.70%, 06/22/2047	6,627,000	5,981,372
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), 4.00%(b)(c)(d)	3,060,000	3,181,191
MetLife, Inc.,
Series C, 5.25%(c)(d)	3,990,000	4,049,351
Series D, 5.88%(c)(d)	300,000	322,020
4.13%, 08/13/2042	2,400,000	2,758,701
Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	6,960,000	7,241,128
Prudential Financial, Inc., 3.91%, 12/07/2047	2,001,000	2,231,725
		36,288,925
Managed Health Care–0.29%
Centene Corp., 5.38%, 06/01/2026(b)	484,000	518,630
Cigna Holding Co., 4.50%, 03/15/2021	1,860,000	1,913,801
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Corporate Bond Fund

	Principal Amount	Value
Managed Health Care–(continued)
UnitedHealth Group, Inc., 3.75%, 07/15/2025	$ 2,134,000	$ 2,319,763
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	340,000	357,272
5.38%, 08/15/2026(b)	144,000	153,900
		5,263,366
Marine Ports & Services–0.28%
Adani Abbot Point Terminal Pty Ltd. (Australia), 4.45%, 12/15/2022(b)	5,294,000	5,249,143
Metal & Glass Containers–0.06%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	200,000	209,375
Ball Corp., 5.25%, 07/01/2025	333,000	374,625
Berry Global, Inc.,
5.50%, 05/15/2022	144,000	146,959
6.00%, 10/15/2022	116,000	118,465
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	234,000	212,355
OI European Group B.V., 4.00%, 03/15/2023(b)	67,000	67,670
		1,129,449
Movies & Entertainment–0.20%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	249,000	237,484
6.13%, 05/15/2027	265,000	245,787
Netflix, Inc.,
5.75%, 03/01/2024	233,000	256,591
5.88%, 11/15/2028	1,031,000	1,156,009
5.38%, 11/15/2029(b)	1,675,000	1,825,750
		3,721,621
Multi-line Insurance–0.74%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	85,000	91,747
American International Group, Inc., 4.50%, 07/16/2044	2,260,000	2,587,578
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	3,010,000	3,286,280
Hartford Financial Services Group, Inc. (The), 3.60%, 08/19/2049	1,677,000	1,758,560
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	3,210,000	3,824,177
XLIT Ltd. (Bermuda), 5.50%, 03/31/2045	1,670,000	2,156,989
		13,705,331
Multi-Utilities–0.59%
CenterPoint Energy, Inc.,
Series A, 6.13%(c)(d)	5,595,000	5,864,763
2.50%, 09/01/2024	3,210,000	3,223,117
	Principal Amount	Value
Multi-Utilities–(continued)
Dominion Energy, Inc., 3.07%, 08/15/2024(f)	$ 1,819,000	$ 1,872,418
		10,960,298
Office REITs–0.54%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	2,640,000	2,865,108
3.38%, 08/15/2031	1,848,000	1,958,389
4.00%, 02/01/2050	2,811,000	3,122,491
Office Properties Income Trust, 4.50%, 02/01/2025	1,893,000	1,957,904
		9,903,892
Office Services & Supplies–0.33%
Pitney Bowes, Inc.,
3.88%, 10/01/2021	4,150,000	4,160,375
4.95%, 04/01/2023	1,971,000	1,882,305
		6,042,680
Oil & Gas Drilling–0.25%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	112,000	64,400
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	223,000	209,062
Noble Holding International Ltd., 7.75%, 01/15/2024	281,000	188,270
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	33,526	33,609
7.75%, 12/15/2023	41,000	40,693
5.25%, 11/15/2024	264,000	227,700
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	2,445,000	2,493,142
5.13%, 02/01/2025	408,000	420,240
5.88%, 04/15/2026	315,000	331,144
Transocean, Inc., 7.50%, 04/15/2031	311,000	242,191
Valaris PLC, 7.75%, 02/01/2026	426,000	272,555
		4,523,006
Oil & Gas Equipment & Services–0.21%
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	3,477,000	3,569,577
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	198,000	125,730
SESI, L.L.C., 7.13%, 12/15/2021	226,000	160,460
		3,855,767
Oil & Gas Exploration & Production–3.00%
Antero Resources Corp., 5.63%, 06/01/2023	317,000	294,017
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	283,000	286,538
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	$ 148,000	$ 132,460
California Resources Corp., 8.00%, 12/15/2022(b)	264,000	153,120
Callon Petroleum Co.,
6.13%, 10/01/2024	241,000	234,975
6.38%, 07/01/2026	92,000	89,700
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	449,000	451,245
Concho Resources, Inc., 4.38%, 01/15/2025	6,332,000	6,568,884
Continental Resources, Inc., 5.00%, 09/15/2022	18,979,000	19,161,234
Denbury Resources, Inc., 5.50%, 05/01/2022	183,000	78,690
Enterprise Products Operating LLC,
3.13%, 07/31/2029	3,550,000	3,684,648
4.80%, 02/01/2049	2,369,000	2,787,624
4.20%, 01/31/2050	2,786,000	3,044,115
Series D, 6.88%, 03/01/2033	2,660,000	3,691,555
4.88%, 08/16/2077(d)	11,201,000	10,719,581
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	189,000	83,160
Genesis Energy L.P. / Genesis Energy Finance Corp., 6.25%, 05/15/2026	237,000	227,612
Gulfport Energy Corp., 6.00%, 10/15/2024	219,000	160,418
Jagged Peak Energy LLC, 5.88%, 05/01/2026	352,000	354,992
Newfield Exploration Co., 5.63%, 07/01/2024	309,000	340,683
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	223,000	226,345
Oasis Petroleum, Inc., 6.88%, 01/15/2023	492,000	447,720
QEP Resources, Inc.,
5.25%, 05/01/2023	102,000	89,760
5.63%, 03/01/2026	446,000	363,490
Range Resources Corp., 5.88%, 07/01/2022	200,000	192,500
SM Energy Co.,
6.13%, 11/15/2022	148,000	138,380
6.75%, 09/15/2026	205,000	175,275
6.63%, 01/15/2027	45,000	38,475
Southwestern Energy Co.,
7.50%, 04/01/2026	181,000	159,316
7.75%, 10/01/2027	404,000	353,500
Whiting Petroleum Corp., 6.63%, 01/15/2026	260,000	189,462
WPX Energy, Inc., 5.25%, 09/15/2024	427,000	435,540
		55,355,014
	Principal Amount	Value
Oil & Gas Refining & Marketing–0.32%
Cosan Ltd. (Brazil), 5.50%, 09/20/2029(b)	$ 1,926,000	$ 1,959,628
NuStar Logistics, L.P., 6.00%, 06/01/2026	250,000	268,750
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	377,000	397,264
5.88%, 07/15/2027(b)	3,025,000	3,183,812
		5,809,454
Oil & Gas Storage & Transportation–4.89%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	381,000	360,997
Buckeye Partners, L.P.,
4.35%, 10/15/2024	8,404,000	8,159,799
5.60%, 10/15/2044	3,056,000	2,592,103
Energy Transfer Operating, L.P.,
Series A, 6.25%(c)(d)	2,035,000	1,898,614
5.88%, 01/15/2024	508,000	568,821
4.90%, 03/15/2035	8,695,000	9,117,449
Kinder Morgan Energy Partners, L.P., 4.30%, 05/01/2024	2,133,000	2,291,907
Kinder Morgan, Inc.,
7.80%, 08/01/2031	9,500,000	13,215,259
7.75%, 01/15/2032	7,672,000	10,844,448
MPLX L.P.,
4.80%, 02/15/2029	2,355,000	2,621,769
4.70%, 04/15/2048	2,781,000	2,868,278
5.50%, 02/15/2049	3,731,000	4,282,838
Plains All American Pipeline, L.P., Series B, 6.13%(c)(d)	6,414,000	6,103,049
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	10,000,000	11,169,492
SemGroup Corp., 6.38%, 03/15/2025	250,000	237,500
Western Midstream Operating L.P., 4.00%, 07/01/2022	2,910,000	2,965,780
Williams Cos., Inc. (The),
4.13%, 11/15/2020	6,441,000	6,550,270
7.88%, 09/01/2021	140,000	154,636
3.60%, 03/15/2022	3,670,000	3,779,827
4.55%, 06/24/2024	399,000	432,415
		90,215,251
Other Diversified Financial Services–0.88%
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	11,281,000	13,768,015
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	259,000	250,906
Football Trust V, 5.35%, 10/05/2020(b)	889,222	918,761
ILFC E-Capital Trust II, 4.34% (30 yr. U.S. Treasury + 1.80%), 12/21/2065(b)(d)	620,000	443,300
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	225,000	238,205
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Corporate Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	$ 224,000	$ 236,320
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	351,000	362,337
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	78,000	80,584
		16,298,428
Packaged Foods & Meats–0.56%
B&G Foods, Inc., 5.25%, 04/01/2025	220,000	223,916
Conagra Brands, Inc., 5.30%, 11/01/2038	4,551,000	5,339,397
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	201,000	213,462
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	186,000	195,376
Mars, Inc., 2.70%, 04/01/2025(b)	3,334,000	3,450,611
NBM US Holdings, Inc. (Brazil), 6.63%, 08/06/2029(b)	606,000	600,697
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	207,000	215,539
		10,238,998
Paper Products–0.20%
Mercer International, Inc. (Germany),
7.75%, 12/01/2022	26,000	26,715
6.50%, 02/01/2024	437,000	451,749
5.50%, 01/15/2026	81,000	80,206
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	360,000	371,700
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	2,408,000	2,675,770
		3,606,140
Pharmaceuticals–2.45%
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	175,000	180,688
5.50%, 11/01/2025(b)	165,000	173,659
9.00%, 12/15/2025(b)	187,000	210,375
Bayer US Finance II LLC (Germany),
2.98%, (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(d)	2,759,000	2,760,458
3.42%, (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	5,955,000	5,953,340
3.88%, 12/15/2023(b)	1,964,000	2,063,407
Bristol-Myers Squibb Co.,
2.90%, 07/26/2024(b)	8,373,000	8,687,115
3.20%, 06/15/2026(b)	3,106,000	3,289,193
3.40%, 07/26/2029(b)	7,049,000	7,637,283
4.25%, 10/26/2049(b)	3,196,000	3,850,200
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	200,000	133,000
	Principal Amount	Value
Pharmaceuticals–(continued)
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	$ 4,053,000	$ 4,145,968
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	228,000	225,435
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	190,000	177,650
Pfizer, Inc., 2.95%, 03/15/2024	5,274,000	5,501,006
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	225,000	214,875
		45,203,652
Property & Casualty Insurance–0.19%
Allstate Corp. (The), 4.20%, 12/15/2046	1,505,000	1,830,184
W.R. Berkley Corp., 7.38%, 09/15/2019	1,585,000	1,587,298
		3,417,482
Publishing–0.18%
Meredith Corp., 6.88%, 02/01/2026	3,177,000	3,367,620
Railroads–0.39%
CSX Corp., 4.65%, 03/01/2068	3,463,000	4,010,421
Union Pacific Corp., 3.95%, 08/15/2059	2,888,000	3,183,592
		7,194,013
Regional Banks–0.84%
CIT Group, Inc., 5.00%, 08/01/2023	311,000	338,213
Citizens Financial Group, Inc.,
Series A, 5.50%(c)(d)	1,100,000	1,108,475
2.38%, 07/28/2021	5,719,000	5,740,163
Fifth Third Bancorp, 4.30%, 01/16/2024	2,730,000	2,945,460
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	1,300,000	1,439,286
M&T Bank Corp., Series F, 5.13%(c)(d)	1,366,000	1,432,114
Synovus Financial Corp., 3.13%, 11/01/2022	2,457,000	2,466,521
		15,470,232
Research & Consulting Services–0.04%
Equinix, Inc., 5.88%, 01/15/2026	723,000	770,899
Residential REITs–0.31%
Essex Portfolio L.P., 3.63%, 08/15/2022	3,600,000	3,739,661
Spirit Realty L.P., 4.00%, 07/15/2029	1,790,000	1,913,517
		5,653,178
Restaurants–0.68%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	3,471,000	3,592,485
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Corporate Bond Fund

	Principal Amount	Value
Restaurants–(continued)
Aramark Services, Inc., 5.00%, 04/01/2025(b)	$ 199,000	$ 206,094
Darden Restaurants, Inc., 4.55%, 02/15/2048	1,238,000	1,331,440
IRB Holding Corp., 6.75%, 02/15/2026(b)	222,000	223,665
Starbucks Corp., 4.45%, 08/15/2049	6,077,000	7,125,605
		12,479,289
Retail REITs–0.14%
Regency Centers, L.P., 4.13%, 03/15/2028	2,396,000	2,645,294
Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	186,000	189,720
Semiconductor Equipment–1.34%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.00%, 01/15/2022	8,835,000	8,909,798
3.88%, 01/15/2027	5,965,000	5,974,570
3.50%, 01/15/2028	6,751,000	6,550,825
Lam Research Corp.,
3.75%, 03/15/2026	50,000	53,589
4.00%, 03/15/2029	1,285,000	1,427,650
4.88%, 03/15/2049	1,495,000	1,839,934
		24,756,366
Semiconductors–1.21%
Analog Devices, Inc., 3.13%, 12/05/2023	2,420,000	2,498,311
Micron Technology, Inc.,
5.50%, 02/01/2025	275,000	280,939
4.98%, 02/06/2026	2,035,000	2,194,326
4.19%, 02/15/2027	6,250,000	6,454,134
5.33%, 02/06/2029	1,190,000	1,318,733
4.66%, 02/15/2030	2,040,000	2,132,622
NXP B.V./NXP Funding LLC (Netherlands), 3.88%, 09/01/2022(b)	7,160,000	7,427,523
		22,306,588
Soft Drinks–0.02%
Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	250,000	282,942
Sovereign Debt–1.28%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	8,499,400
Chile Government International Bond (Chile), 3.50%, 01/25/2050	3,066,000	3,504,469
Jamaica Government International Bond (Jamaica), 7.88%, 07/28/2045	1,920,000	2,484,480
	Principal Amount	Value
Sovereign Debt–(continued)
Mexico Government International Bond (Mexico), 4.50%, 04/22/2029	$ 1,025,000	$ 1,132,892
Oman Government International Bond (Oman), 4.13%, 01/17/2023(b)	2,929,000	2,922,140
Qatar Government International Bond (Qatar), 3.38%, 03/14/2024(b)	4,745,000	5,027,199
		23,570,580
Specialized Consumer Services–0.04%
ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(b)	235,000	247,251
7.45%, 08/15/2027	430,000	478,912
		726,163
Specialized REITs–0.08%
GLP Capital, L.P. / GLP Financing II, Inc., 5.38%, 04/15/2026	229,000	251,937
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	318,000	329,925
Iron Mountain, Inc.,
6.00%, 08/15/2023	182,000	186,550
5.75%, 08/15/2024	84,000	85,260
5.25%, 03/15/2028(b)	174,000	181,395
SBA Communications Corp., 4.88%, 09/01/2024	507,000	526,646
		1,561,713
Specialty Chemicals–0.35%
Ashland LLC, 4.75%, 08/15/2022	177,000	186,683
Element Solutions, Inc., 5.88%, 12/01/2025(b)	215,000	225,750
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	324,000	332,910
PolyOne Corp., 5.25%, 03/15/2023	219,000	236,246
PQ Corp., 6.75%, 11/15/2022(b)	195,000	203,083
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	380,000	254,790
Sherwin-Williams Co. (The),
2.95%, 08/15/2029	491,000	501,750
3.80%, 08/15/2049	4,376,000	4,509,661
		6,450,873
Steel–0.09%
ArcelorMittal (Luxembourg), 7.00%, 10/15/2039	195,000	233,721
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	299,000	300,495
Steel Dynamics, Inc., 5.13%, 10/01/2021	905,000	908,656
United States Steel Corp., 6.88%, 08/15/2025	187,000	178,407
		1,621,279
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Corporate Bond Fund

	Principal Amount	Value
Systems Software–0.13%
Microsoft Corp., 4.25%, 02/06/2047	$ 1,868,000	$ 2,382,257
Technology Distributors–0.14%
Avnet, Inc., 4.63%, 04/15/2026	2,250,000	2,455,288
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	80,000	83,850
		2,539,138
Technology Hardware, Storage & Peripherals–0.90%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	708,000	746,392
4.00%, 07/15/2024(b)	3,160,000	3,305,324
6.02%, 06/15/2026(b)	4,252,000	4,802,472
4.90%, 10/01/2026(b)	1,860,000	1,990,062
8.35%, 07/15/2046(b)	4,426,000	5,822,718
		16,666,968
Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	214,000	201,695
Tobacco–1.12%
Altria Group, Inc.,
3.80%, 02/14/2024	4,363,000	4,624,249
4.40%, 02/14/2026	6,776,000	7,435,879
4.80%, 02/14/2029	5,300,000	6,006,456
6.20%, 02/14/2059	2,066,000	2,661,308
		20,727,892
Trading Companies & Distributors–2.04%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	11,026,000	11,811,602
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.50%, 05/26/2022	1,798,000	1,847,725
Air Lease Corp.,
3.88%, 04/01/2021	3,960,000	4,052,718
3.38%, 06/01/2021	3,865,000	3,930,065
3.00%, 09/15/2023	1,965,000	2,001,283
Aircastle Ltd.,
7.63%, 04/15/2020	71,000	73,289
5.00%, 04/01/2023	534,000	571,618
4.40%, 09/25/2023	4,000,000	4,229,686
BMC East, LLC, 5.50%, 10/01/2024(b)	370,000	385,262
BOC Aviation Ltd. (Singapore), 3.46% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	3,786,000	3,804,987
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	3,159,000	3,265,616
	Principal Amount	Value
Trading Companies & Distributors–(continued)
United Rentals North America, Inc.,
5.50%, 07/15/2025	$ 186,000	$ 194,603
5.88%, 09/15/2026	655,000	704,944
6.50%, 12/15/2026	303,000	330,649
5.50%, 05/15/2027	120,000	129,211
5.25%, 01/15/2030	318,000	341,055
		37,674,313
Trucking–2.53%
Aviation Capital Group LLC,
2.94%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,914,000	1,913,449
4.13%, 08/01/2025(b)	5,593,000	5,974,037
3.50%, 11/01/2027(b)	15,922,000	16,643,141
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.25%, 03/15/2025(b)	254,000	259,397
5.75%, 07/15/2027(b)	1,877,000	1,916,323
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/2026(b)	1,255,000	1,304,635
DAE Funding LLC (United Arab Emirates), 4.00%, 08/01/2020(b)	2,872,000	2,913,472
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	408,000	364,140
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.40%, 11/15/2026(b)	155,000	160,186
Penske Truck Leasing Co., L.P./PTL Finance Corp., 3.90%, 02/01/2024(b)	3,433,000	3,633,098
Ryder System, Inc.,
3.65%, 03/18/2024	5,255,000	5,567,480
2.50%, 09/01/2024	5,853,000	5,907,630
		46,556,988
Wireless Telecommunication Services–2.78%
America Movil, S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	1,955,000	2,279,866
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	109,000	62,130
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	104,000	20,280
Oztel Holdings SPC Ltd. (Oman),
5.63%, 10/24/2023(b)	1,473,000	1,515,349
6.63%, 04/24/2028(b)	4,093,000	4,120,329
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	387,268
5.00%, 03/15/2044	4,835,000	6,039,744
4.35%, 05/01/2049	870,000	1,021,547
Sprint Communications, Inc., 7.00%, 03/01/2020(b)	120,000	122,700
Sprint Corp., 7.63%, 02/15/2025	385,000	431,681
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Corporate Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Class A-1, 3.36%, 09/20/2021(b)	$10,575,562	$ 10,642,188
4.74%, 03/20/2025(b)	11,472,000	12,189,000
5.15%, 03/20/2028(b)	11,487,000	12,405,960
		51,238,042
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,467,866,812)		1,564,380,644
U.S. Treasury Securities–7.61%
U.S. Treasury Bills–0.22%
1.88%, 11/21/2019(g)	250,000	248,938
1.80% - 1.86%, 12/19/2019(g)(h)	3,860,000	3,838,302
		4,087,240
U.S. Treasury Bonds–2.10%
2.88%, 05/15/2049	32,074,900	38,657,772
U.S. Treasury Notes–5.29%
1.50%, 08/15/2022	13,689,200	13,717,808
1.75%, 07/31/2024	30,798,700	31,318,428
1.88%, 07/31/2026	9,709,400	9,979,253
1.63%, 08/15/2029	41,945,400	42,429,575
		97,445,064
Total U.S. Treasury Securities (Cost $138,458,698)		140,190,076
	Shares
Preferred Stocks–1.93%
Diversified Banks–1.15%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	100	147,400
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	14,554	21,119,309
		21,266,709
Investment Banking & Brokerage–0.64%
Morgan Stanley, 7.13%, Series E, Pfd.	265,000	7,547,200
Morgan Stanley, 6.88%, Series F, Pfd.	150,000	4,203,000
		11,750,200
Regional Banks–0.14%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.	95,000	2,609,650
Total Preferred Stocks (Cost $31,500,112)		35,626,559
	Principal Amount
Asset-Backed Securities–0.93%
Hertz Vehicle Financing II L.P., Series 2016-2A, Class B, 3.94%, 03/25/2022(b)	$ 7,500,000	7,637,443
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	4,287,598	4,632,040
	Principal Amount		Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, 4.97%, 12/25/2034(i)		$ 213,261	$ 219,250
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		4,481,750	4,653,625
Total Asset-Backed Securities (Cost $16,686,674)			17,142,358
Variable Rate Senior Loan Interests–0.78%(j)
Diversified REITs–0.78%
Asteric Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $14,251,391)(k)		19,055,536	14,312,404
Non-U.S. Dollar Denominated Bonds & Notes–0.19%(l)
Diversified Banks–0.01%
Erste Group Bank AG (Austria), REGS, 6.50%(b)(c)(d)	EUR	200,000	251,854
Food Retail–0.01%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	200,000	211,289
Movies & Entertainment–0.17%
Netflix, Inc. 3.88%, 11/15/2029(b)	EUR	2,600,000	3,097,567
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,417,563)			3,560,710

Municipal Obligations–0.05%
Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		735,000	745,047
Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(m)		360,000	3,600
Series 2017, Ref. RB, 9.00%, 05/15/2037(b)		350,000	230,731
Total Municipal Obligations (Cost $1,044,619)			979,378
	Shares
Common Stocks & Other Equity Interests–0.00%
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(k)(n)		727,470	4,365
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust, Series ACC1(o)		859,558	86
Total Common Stocks & Other Equity Interests (Cost $218,117)			4,451
Money Market Funds–1.47%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(p)		9,453,963	9,453,963
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(p)		6,749,744	6,752,444
Invesco Treasury Portfolio, Institutional Class, 1.98%(p)		10,804,529	10,804,529
Total Money Market Funds (Cost $27,010,936)			27,010,936
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Corporate Bond Fund

Shares	Value
Options Purchased–0.06%
(Cost $1,311,702)(q)	1,054,801
TOTAL INVESTMENTS IN SECURITIES–97.88% (Cost $1,701,766,624)	1,804,262,317
OTHER ASSETS LESS LIABILITIES—2.12%	39,135,855
NET ASSETS–100.00%	$1,843,398,172
Investment Abbreviations:
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Ref.	– Refunding
REGS	– Regulation S
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $509,875,938, which represented 27.66% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified date.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(i)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)	Zero coupon bond issued at a discount.
(n)	Non-income producing security.
(o)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(q)	The table below details options purchased.
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
U.S. Dollar Denominated Bonds & Notes	84.86%
U.S. Treasury Securities	7.61
Preferred Stocks	1.93
Security Types Each Less Than 1% of Portfolio	1.95
Money Market Funds Plus Other Assets Less Liabilities	3.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Corporate Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Abbvie, Inc.	Call	01/15/2021	20	$ 85.00	$ 170,000	$ 2,690
Amazon.com, Inc.	Call	01/15/2021	1	2,100.00	210,000	13,440
Bank of America Corp.	Call	01/15/2021	50	32.00	160,000	7,700
Booking Holdings, Inc.	Call	01/15/2021	2	2,100.00	420,000	42,410
Chevron Corp.	Call	01/15/2021	14	130.00	182,000	8,330
Cisco Systems, Inc.	Call	01/15/2021	15	60.00	90,000	1,965
Consumer Discretionary Select Sector SPDR Fund	Call	01/15/2021	20	126.00	252,000	14,650
Industrial Select Sector SPDR Fund	Call	01/15/2021	21	80.00	168,000	9,608
Intel Corp.	Call	01/15/2021	29	52.50	152,250	11,527
Micron Technology, Inc.	Call	01/15/2021	4	50.00	20,000	3,100
Microsoft Corp.	Call	01/15/2021	18	145.00	261,000	23,760
Oracle Corp.	Call	01/15/2021	27	62.50	168,750	5,981
QUALCOMM, Inc.	Call	01/15/2021	2	85.00	17,000	1,500
UnitedHealth Group Inc.	Call	01/15/2021	7	250.00	175,000	15,085
Verizon Communications, Inc.	Call	01/15/2021	30	55.00	165,000	17,775
Total Open Exchange-Traded Equity Options Purchased			260			$179,521

Abbreviations:
SPDR	–Standard & Poor’s Depositary Receipt

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	12/18/2020	48	$3,000.00	$14,400,000	$875,280

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Abbvie, Inc.	Call	01/15/2021	7	$ 105.00	$ (2,513)	$ 73,500	$ (200)	$ 2,313
Booking Holdings, Inc.	Call	01/15/2021	2	2,400.00	(15,194)	480,000	(21,840)	(6,646)
Micron Technology, Inc.	Call	01/15/2021	2	70.00	(584)	14,000	(570)	14
Microsoft Corp.	Call	01/15/2021	5	160.00	(2,084)	80,000	(3,850)	(1,765)
Oracle Corp.	Call	01/15/2021	12	70.00	(1,644)	84,000	(1,098)	546
QUALCOMM, Inc.	Call	01/15/2021	1	110.00	(267)	11,000	(210)	56
UnitedHealth Group Inc.	Call	01/15/2021	3	300.00	(3,006)	90,000	(2,318)	688
Total Exchange-Traded Equity Options Written					$(25,292)		$(30,086)	$ (4,794)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Corporate Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	290	December-2019	$ 62,673,985	$ 31,099	$ 31,099
U.S. Treasury 5 Year Notes	47	December-2019	5,638,898	2,091	2,091
U.S. Treasury 10 Year Notes	564	December-2019	74,289,375	133,376	133,376
U.S. Treasury Long Bonds	530	December-2019	87,582,500	495,614	495,614
U.S. Treasury Ultra Bonds	142	December-2019	28,036,125	(63,572)	(63,572)
Subtotal—Long Futures Contracts				598,608	598,608
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Ultra Bonds	843	December-2019	(121,760,813)	156,056	156,056
Total Futures Contracts				$ 754,664	$ 754,664

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
11/29/2019	Goldman Sachs International	CAD	19,863,000	USD	14,978,734	$ 42,986
11/29/2019	Goldman Sachs International	EUR	8,757,788	USD	9,792,241	104,020
11/29/2019	Goldman Sachs International	GBP	150,888	USD	185,067	844
Total Forward Foreign Currency Contracts						$147,850

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Buy	5.00%	Quarterly	06/20/2024	3.416%	USD	42,509,610	$(2,861,884)	$(2,823,474)	$38,410

(a)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Corporate Bond Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,674,755,688)	$1,777,251,381
Investments in affiliated money market funds, at value (Cost $27,010,936)	27,010,936
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	147,850
Foreign currencies, at value (Cost $6,767,669)	6,769,514
Receivable for:
Dividends	333,632
Fund shares sold	3,149,590
Interest	17,580,409
Investments sold	34,849,543
Investment for trustee deferred compensation and retirement plans	218,245
Other assets	129,371
Total assets	1,867,440,471
Liabilities:
Other investments:
Options written, at value (premiums received $25,292)	30,086
Variation margin payable - futures contracts	3,193
Variation margin payable — centrally cleared swap agreements	8,387
Payable for:
Investments purchased	16,469,639
Dividends	709,871
Fund shares reacquired	1,706,456
Amount due custodian	3,764,299
Accrued fees to affiliates	771,496
Accrued trustees’ and officers’ fees and benefits	4,487
Accrued other operating expenses	335,972
Trustee deferred compensation and retirement plans	238,413
Total liabilities	24,042,299
Net assets applicable to shares outstanding	$1,843,398,172
Net assets consist of:
Shares of beneficial interest	$ 1,735,776,556
Distributable earnings	107,621,616
$1,843,398,172
Net Assets:
Class A	$ 1,102,506,488
Class C	$ 50,250,159
Class R	$ 9,124,418
Class Y	$ 202,539,504
Class R5	$ 7,876,171
Class R6	$ 471,101,432
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	144,851,147
Class C	6,547,757
Class R	1,198,143
Class Y	26,547,771
Class R5	1,033,398
Class R6	61,743,997
Class A:
Net asset value per share	$ 7.61
Maximum offering price per share (Net asset value of $7.61 ÷ 95.75%)	$ 7.95
Class C:
Net asset value and offering price per share	$ 7.67
Class R:
Net asset value and offering price per share	$ 7.62
Class Y:
Net asset value and offering price per share	$ 7.63
Class R5:
Net asset value and offering price per share	$ 7.62
Class R6:
Net asset value and offering price per share	$ 7.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Corporate Bond Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Interest	$ 33,701,134
Dividends	997,733
Dividends from affiliated money market funds	463,179
Total investment income	35,162,046
Expenses:
Advisory fees	2,804,101
Administrative services fees	114,232
Custodian fees	74,411
Distribution fees:
Class A	1,280,715
Class C	209,645
Class R	19,687
Transfer agent fees — A, C, R and Y	1,086,235
Transfer agent fees — R5	3,478
Transfer agent fees — R6	35,605
Trustees’ and officers’ fees and benefits	21,640
Registration and filing fees	81,806
Reports to shareholders	206,380
Professional services fees	68,079
Other	90,743
Total expenses	6,096,757
Less: Fees waived and/or expense offset arrangement(s)	(25,941)
Net expenses	6,070,816
Net investment income	29,091,230
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,777,543
Foreign currencies	(89,643)
Forward foreign currency contracts	79,806
Futures contracts	6,836,920
Option contracts written	197,050
Swap agreements	(379,359)
25,422,317
Change in net unrealized appreciation (depreciation) of:
Investment securities	112,511,073
Foreign currencies	(1,423)
Forward foreign currency contracts	155,023
Futures contracts	957,894
Option contracts written	21,963
Swap agreements	38,410
113,682,940
Net realized and unrealized gain	139,105,257
Net increase in net assets resulting from operations	$ 168,196,487
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Corporate Bond Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 29,091,230	$ 62,749,097
Net realized gain (loss)	25,422,317	(14,858,734)
Change in net unrealized appreciation (depreciation)	113,682,940	(24,719,740)
Net increase in net assets resulting from operations	168,196,487	23,170,623
Distributions to shareholders from distributable earnings:
Class A	(20,247,172)	(39,985,134)
Class C	(678,544)	(2,347,265)
Class R	(145,323)	(286,266)
Class Y	(2,864,208)	(3,526,392)
Class R5	(154,897)	(289,714)
Class R6	(9,194,290)	(18,562,159)
Total distributions from distributable earnings	(33,284,434)	(64,996,930)
Share transactions–net:
Class A	50,755,483	(7,544,776)
Class C	9,530,609	(43,254,102)
Class R	1,587,434	(104,011)
Class Y	103,910,317	968,322
Class R5	445,843	3,168,593
Class R6	48,208,741	(14,236,672)
Net increase (decrease) in net assets resulting from share transactions	214,438,427	(61,002,646)
Net increase (decrease) in net assets	349,350,480	(102,828,953)
Net assets:
Beginning of period	1,494,047,692	1,596,876,645
End of period	$1,843,398,172	$1,494,047,692
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Corporate Bond Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$ 7.02	$ 0.13	$ 0.60	$ 0.73	$ (0.14)	$ —	$ (0.14)	$ 7.61	10.56%	$1,102,506	0.85% (d)	0.85% (d)	3.42% (d)	98%
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65	968,160	0.83	0.83	4.00	145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68	1,001,173	0.85	0.85	3.58	180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	—	(0.26)	7.31	9.97	948,305	0.90	0.90	3.60	212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	—	(0.26)	6.89	(3.37)	873,526	0.90	0.90	3.79	202
Year ended 02/28/15	7.21	0.28	0.20	0.48	(0.29)	—	(0.29)	7.40	6.71	870,961	0.91	0.91	3.74	228
Class C
Six months ended 08/31/19	7.08	0.10	0.61	0.71	(0.12)	—	(0.12)	7.67	10.11 (e)	50,250	1.60 (d)	1.60 (d)	2.67 (d)	98
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91 (e)	37,280	1.53 (e)	1.53 (e)	3.30 (e)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07 (e)	82,939	1.58 (e)	1.58 (e)	2.85 (e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	—	(0.19)	7.36	9.17	85,127	1.65	1.65	2.85	212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	—	(0.19)	6.92	(4.18) (e)	68,853	1.64 (e)	1.64 (e)	3.05 (e)	202
Year ended 02/28/15	7.21	0.22	0.20	0.42	(0.21)	—	(0.21)	7.42	5.94	68,187	1.66	1.66	2.99	228
Class R
Six months ended 08/31/19	7.02	0.12	0.62	0.74	(0.14)	—	(0.14)	7.62	10.57	9,124	1.10 (d)	1.10 (d)	3.17 (d)	98
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30	6,889	1.08	1.08	3.75	145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57	7,196	1.10	1.10	3.33	180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	—	(0.24)	7.31	9.70	6,742	1.15	1.15	3.35	212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	—	(0.25)	6.89	(3.62)	6,847	1.15	1.15	3.54	202
Year ended 02/28/15	7.21	0.26	0.20	0.46	(0.27)	—	(0.27)	7.40	6.45	4,358	1.16	1.16	3.49	228
Class Y
Six months ended 08/31/19	7.03	0.14	0.61	0.75	(0.15)	—	(0.15)	7.63	10.83	202,540	0.60 (d)	0.60 (d)	3.67 (d)	98
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76	86,657	0.58	0.58	4.25	145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08	87,895	0.60	0.60	3.83	180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	—	(0.28)	7.32	10.23	235,464	0.65	0.65	3.85	212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	—	(0.28)	6.90	(3.11)	26,500	0.65	0.65	4.04	202
Year ended 02/28/15	7.23	0.29	0.19	0.48	(0.30)	—	(0.30)	7.41	6.82	21,685	0.66	0.66	3.99	228
Class R5
Six months ended 08/31/19	7.03	0.14	0.61	0.75	(0.16)	—	(0.16)	7.62	10.73	7,876	0.52 (d)	0.52 (d)	3.75 (d)	98
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00	6,841	0.49	0.49	4.34	145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16	3,829	0.53	0.53	3.90	180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	—	(0.29)	7.31	10.34	5,222	0.56	0.56	3.94	212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)	6.89	(2.98)	4,547	0.54	0.54	4.15	202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.03	4,293	0.47	0.47	4.18	228
Class R6
Six months ended 08/31/19	7.04	0.14	0.61	0.75	(0.16)	—	(0.16)	7.63	10.76	471,101	0.44 (d)	0.44 (d)	3.83 (d)	98
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01	388,221	0.43	0.43	4.40	145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25	413,844	0.44	0.44	3.99	180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	—	(0.29)	7.32	10.43	29,232	0.47	0.47	4.03	212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	—	(0.30)	6.90	(2.80)	22,567	0.46	0.46	4.23	202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.04	32,408	0.46	0.46	4.19	228

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,021,455, $41,701, $7,832, $138,058, $7,210 and $421,344 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95%, 0.98% and 0.99% for the years ended February 28, 2019, February 28, 2018 and February 29, 2016, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Corporate Bond Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
26	Invesco Corporate Bond Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
27	Invesco Corporate Bond Fund

H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
28	Invesco Corporate Bond Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the
29	Invesco Corporate Bond Fund

Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.34%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $21,536.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $87,148 in
30	Invesco Corporate Bond Fund

front-end sales commissions from the sale of Class A shares and $6,089 and $971 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$1,564,380,644	$ —	$ 1,564,380,644
U.S. Treasury Securities	—	140,190,076	—	140,190,076
Preferred Stocks	35,626,559	—	—	35,626,559
Asset-Backed Securities	—	17,142,358	—	17,142,358
Variable Rate Senior Loan Interests	—	—	14,312,404	14,312,404
Non-U.S. Dollar Denominated Bonds & Notes	—	3,560,710	—	3,560,710
Municipal Obligations	—	979,378	—	979,378
Common Stocks & Other Equity Interests	86	—	4,365	4,451
Money Market Funds	27,010,936	—	—	27,010,936
Options Purchased	1,054,801	—	—	1,054,801
Total Investments in Securities	63,692,382	1,726,253,166	14,316,769	1,804,262,317
Other Investments - Assets*
Futures Contracts	818,236	—	—	818,236
Forward Foreign Currency Contracts	—	147,850	—	147,850
Swap Agreements	—	38,410	—	38,410
	818,236	186,260	—	1,004,496
Other Investments - Liabilities*
Futures Contracts	(63,572)	—	—	(63,572)
Options Written	—	(30,086)	—	(30,086)
	(63,572)	(30,086)	—	(93,658)
Total Other Investments	754,664	156,174	—	910,838
Total Investments	$64,447,046	$ 1,726,409,340	$ 14,316,769	$1,805,173,155

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
31	Invesco Corporate Bond Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ -	$ -	$ 818,236	$ 818,236
Unrealized appreciation on swap agreements — Centrally Cleared(a)	38,410	-	-	-	38,410
Unrealized appreciation on forward foreign currency contracts outstanding	-	147,850	-	-	147,850
Options purchased, at value — Exchange-Traded	-	-	1,054,801	-	1,054,801
Total Derivative Assets	38,410	147,850	1,054,801	818,236	2,059,297
Derivatives not subject to master netting agreements	(38,410)	-	(1,054,801)	(818,236)	(1,911,447)
Total Derivative Assets subject to master netting agreements	$ -	$147,850	$ -	$ -	$ 147,850
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ -	$ -	$ -	$ (63,572)	$ (63,572)
Options written, at value — Exchange-Traded	-	-	(30,086)	-	(30,086)
Total Derivative Liabilities	-	-	(30,086)	(63,572)	(93,658)
Derivatives not subject to master netting agreements	-	-	30,086	63,572	93,658
Total Derivative Liabilities subject to master netting agreements	$ -	$ -	$ -	$ -	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$147,850	$–	$147,850	$–	$–	$147,850
Effect of Derivative Investments for the six months ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ 79,806	$ -	$ -	$ 79,806
Futures contracts	-	-	-	6,836,920	6,836,920
Options purchased(a)	-	-	588,147	-	588,147
Options written	-	-	(26,823)	223,873	197,050
Swap agreements	(379,359)	-	-	-	(379,359)
32	Invesco Corporate Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$ -	$155,023	$ -	$ -	$ 155,023
Futures contracts	-	-	-	957,894	957,894
Options purchased(a)	-	-	(394,140)	-	(394,140)
Options written	-	-	21,963	-	21,963
Swap agreements	38,410	-	-	-	38,410
Total	$(340,949)	$234,829	$ 189,147	$8,018,687	$8,101,714

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Swaptions Written	Swap Agreements
Average notional value	$13,486,105	$351,402,611	$2,099,933	$12,981,667	$597,583	$44,967,000	$44,383,805
Average Contracts	—	—	227	44	31	—	—
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,405.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2019, as follows:
33	Invesco Corporate Bond Fund

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,801,434	$8,678,966	$16,480,400

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $849,326,080 and $665,010,306, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $892,634,121 and $882,413,568, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$108,739,326
Aggregate unrealized (depreciation) of investments	(8,043,799)
Net unrealized appreciation of investments	$ 100,695,527
Cost of investments for tax purposes is $1,704,502,920.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	14,709,428	$107,418,497	22,630,208	$ 158,265,062
Class C	2,121,188	15,659,908	1,644,529	11,664,181
Class R	359,714	2,616,525	299,482	2,104,226
Class Y	15,901,928	116,137,320	6,772,125	47,607,764
Class R5	98,069	715,969	527,336	3,768,703
Class R6	11,120,171	81,278,156	16,991,650	120,048,362
Issued as reinvestment of dividends:
Class A	2,393,728	17,514,851	5,046,534	35,328,974
Class C	70,979	524,070	278,543	1,966,430
Class R	19,724	144,461	40,314	282,480
Class Y	278,225	2,050,842	319,405	2,239,815
Class R5	21,072	154,414	41,138	288,128
Class R6	1,153,802	8,467,768	2,471,199	17,337,173
Automatic conversion of Class C shares to Class A shares:
Class A	222,985	1,618,697	-	-
Class C	(221,080)	(1,618,697)	-	-
Reacquired:
Class A	(10,423,103)	(75,796,562)	(28,738,755)	(201,138,812)
Class C	(688,684)	(5,034,672)	(8,085,359)	(56,884,713)
Class R	(162,337)	(1,173,552)	(356,893)	(2,490,717)
Class Y	(1,951,298)	(14,277,845)	(6,948,007)	(48,879,257)
Class R5	(59,140)	(424,540)	(126,151)	(888,238)
Class R6	(5,708,608)	(41,537,183)	(21,631,387)	(151,622,207)
Net increase (decrease) in share activity	29,256,763	$214,438,427	(8,824,089)	$ (61,002,646)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
34	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,105.60	$4.50	$1,020.86	$4.32	0.85%
Class C	1,000.00	1,101.10	8.45	1,017.09	8.11	1.60
Class R	1,000.00	1,105.70	5.82	1,019.61	5.58	1.10
Class Y	1,000.00	1,108.30	3.18	1,022.12	3.05	0.60
Class R5	1,000.00	1,107.30	2.75	1,022.52	2.64	0.52
Class R6	1,000.00	1,107.60	2.33	1,022.92	2.24	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
35	Invesco Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper BBB Rated Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the seocnd quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that the Fund’s exposure to high yield credit as well as exposure to certain sectors negatively impacted Fund performance The Trustees also reviewed more recent Fund

36                         Invesco  Corporate Bond Fund

performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

37                         Invesco  Corporate Bond Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ■ C: CGREX ■ R: RGREX ■ Y: ARGYX ■ R5: IGREX ■ R6: FGREX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
20	Fund Expenses
21	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Global Real Estate Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	5.77%
Class C Shares	5.39
Class R Shares	5.65
Class Y Shares	5.90
Class R5 Shares	6.00
Class R6 Shares	6.04
MSCI World Index▼ (Broad Market Index)	3.72
Custom Invesco Global Real Estate Index■ (Style-Specific Index)	5.02
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	6.53
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, RIMES Technologies Corp.; ♦ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (Gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (Net) from February 18, 2005, through June 30, 2014; and the FTSE/EPRA NAREIT Global Index (Net) thereafter.
    The Lipper Global Real Estate Funds Classification Average represents an average of all of the funds in the Lipper Global Real Estate Funds classification.
     The FTSE EPRA/NAREIT Developed Index (Net) is considered representative of global real estate companies and REITs. The index is computed using the net return, which withholds taxes for non-resident investors.
    The FTSE EPRA/NAREIT Global Index (Net) is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The index is computed using the net return, which withholds taxes for non-resident investors.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (4/29/05)	5.40%
10 Years	7.52
5 Years	3.08
1 Year	1.95
Class C Shares
Inception (4/29/05)	5.27%
10 Years	7.32
5 Years	3.46
1 Year	6.18
Class R Shares
Inception (4/29/05)	5.55%
10 Years	7.85
5 Years	3.96
1 Year	7.62
Class Y Shares
Inception (10/3/08)	6.87%
10 Years	8.40
5 Years	4.49
1 Year	8.24
Class R5 Shares
Inception (4/29/05)	6.31%
10 Years	8.65
5 Years	4.69
1 Year	8.33
Class R6 Shares
10 Years	8.53%
5 Years	4.76
1 Year	8.50
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (4/29/05)	5.40%
10 Years	9.04
5 Years	3.37
1 Year	2.46
Class C Shares
Inception (4/29/05)	5.27%
10 Years	8.83
5 Years	3.75
1 Year	6.55
Class R Shares
Inception (4/29/05)	5.55%
10 Years	9.38
5 Years	4.28
1 Year	8.15
Class Y Shares
Inception (10/3/08)	6.88%
10 Years	9.92
5 Years	4.80
1 Year	8.62
Class R5 Shares
Inception (4/29/05)	6.32%
10 Years	10.20
5 Years	4.99
1 Year	8.78
Class R6 Shares
10 Years	10.05%
5 Years	5.07
1 Year	8.87
Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.92% and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reim-
bursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
4	Invesco Global Real Estate Fund

Schedule of Investments
August 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.37%
Australia–3.79%
Dexus	524,178	$ 4,553,062
Goodman Group	803,858	7,863,517
GPT Group (The)	750,530	3,232,716
Mirvac Group	2,422,935	5,211,283
Scentre Group	3,330,120	9,059,262
		29,919,840
Brazil–0.56%
BR Malls Participacoes S.A.	484,676	1,577,743
BR Properties S.A.(a)	260,900	693,045
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	154,500	939,834
Multiplan Empreendimentos Imobiliarios S.A.	187,800	1,178,682
		4,389,304
Canada–2.36%
Allied Properties REIT	139,392	5,496,530
Canadian Apartment Properties REIT	56,570	2,275,292
H&R REIT	116,300	1,976,768
Killam Apartment REIT	272,160	4,192,581
SmartCentres REIT	197,682	4,700,775
		18,641,946
Chile–0.10%
Parque Arauco S.A.	275,246	769,743
China–5.35%
Agile Group Holdings Ltd.	564,000	716,774
CapitaLand Retail China Trust	1,292,761	1,442,015
China Evergrande Group	1,071,000	2,207,339
China Jinmao Holdings Group Ltd.	3,592,000	1,995,967
China Overseas Land & Investment Ltd.	2,015,700	6,346,807
China Resources Land Ltd.	1,411,377	5,707,278
China SCE Group Holdings Ltd.	719,000	348,477
China Vanke Co., Ltd., H Shares	593,900	2,044,350
CIFI Holdings Group Co., Ltd.	2,656,000	1,420,623
Country Garden Holdings Co. Ltd.	3,398,000	4,195,798
Guangzhou R&F Properties Co. Ltd., H Shares	334,000	535,840
Jiayuan International Group Ltd.	526,000	209,689
KWG Group Holdings Ltd.	787,000	682,330
Logan Property Holdings Co. Ltd.	1,116,000	1,567,278
Longfor Group Holdings Ltd., REGS(b)	759,000	2,697,708
Ronshine China Holdings Ltd., REGS(b)	518,000	590,652
Shimao Property Holdings Ltd.	1,192,000	3,353,064
SOHO China Ltd.	991,500	290,399
Sunac China Holdings Ltd.	1,112,000	4,426,623
Times China Holdings Ltd.	555,000	841,882
Shares		Value
China–(continued)
Yanlord Land Group Ltd.	337,700	$ 266,763
Yuexiu Property Co. Ltd.	1,704,000	365,923
		42,253,579
France–1.40%
ICADE	41,534	3,673,632
Unibail-Rodamco-Westfield	56,066	7,339,315
Unibail-Rodamco-Westfield	304	39,793
		11,052,740
Germany–4.85%
Aroundtown S.A.	707,868	5,886,553
Deutsche Wohnen SE	169,026	5,990,531
Grand City Properties S.A.	273,064	6,266,410
LEG Immobilien AG	44,849	5,263,672
Vonovia SE	298,807	14,873,386
		38,280,552
Hong Kong–6.02%
CK Asset Holdings Ltd.	1,096,000	7,396,805
Hang Lung Properties Ltd.	974,000	2,196,325
K Wah International Holdings Ltd.	518,000	268,928
Link REIT	1,220,500	13,676,448
Mapletree North Asia Commercial Trust, REGS(b)	825,400	783,685
New World Development Co. Ltd.	4,997,000	6,205,995
Sino Land Co. Ltd.	3,276,000	4,664,145
Sun Hung Kai Properties Ltd.	437,600	6,175,987
Swire Properties Ltd.	693,400	2,269,494
Wharf Real Estate Investment Co. Ltd.	641,000	3,457,522
Yuexiu REIT	717,000	471,416
		47,566,750
India–0.28%
DLF Ltd.	550,366	1,297,983
Embassy Office Parks REIT	46,000	252,034
Oberoi Realty Ltd.	83,268	662,464
		2,212,481
Indonesia–0.17%
PT Bumi Serpong Damai Tbk(a)	4,193,200	397,518
PT Pakuwon Jati Tbk	10,907,200	490,764
PT Summarecon Agung Tbk	6,021,500	449,219
		1,337,501
Ireland–0.30%
Green REIT PLC	1,122,519	2,352,001
Japan–10.77%
Activia Properties, Inc.	670	3,261,456
Advance Residence Investment Corp.	685	2,204,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Real Estate Fund

Shares		Value
Japan–(continued)
Comforia Residential REIT, Inc	1,287	$ 4,058,027
Daiwa Office Investment Corp.	946	7,379,957
Invincible Investment Corp.	2,209	1,317,663
Japan Hotel REIT Investment Corp.	5,288	4,072,804
Japan Real Estate Investment Corp.	277	1,843,090
Japan Rental Housing Investments, Inc.	2,185	2,021,460
Japan Retail Fund Investment Corp.	1,754	3,509,651
Kenedix Office Investment Corp.	387	2,962,516
Mitsubishi Estate Co., Ltd.	342,200	6,538,809
Mitsui Fudosan Co., Ltd.	517,900	12,394,826
Mitsui Fudosan Logistics Park, Inc.	700	2,908,718
Mori Hills REIT Investment Corp.	2,297	3,559,766
Nippon Prologis REIT, Inc.	2,110	5,716,942
Nomura Real Estate Holdings, Inc.	94,500	2,000,211
Nomura Real Estate Master Fund, Inc.	1,789	3,123,990
ORIX JREIT, Inc.	2,516	5,305,420
Sumitomo Realty & Development Co., Ltd.	127,000	4,768,295
Tokyo Tatemono Co., Ltd.	10,700	139,264
Tokyu Fudosan Holdings Corp.	746,400	4,622,548
Tokyu REIT, Inc.	714	1,363,400
		85,073,708
Malaysia–0.16%
IOI Properties Group Bhd.	1,733,900	489,346
KLCCP Stapled Group	12,800	24,847
Mah Sing Group Bhd.	1,414,100	290,699
Sime Darby Property Bhd	2,301,800	480,892
		1,285,784
Malta–0.00%
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0
Mexico–0.48%
Fibra Uno Administracion S.A. de C.V.	1,438,000	1,986,788
Macquarie Mexico Real Estate Management S.A. de C.V., REGS(b)	982,600	1,186,974
PLA Administradora Industrial, S. de R.L. de C.V.	412,200	595,630
		3,769,392
Netherlands–0.26%
InterXion Holding N.V.(a)	25,609	2,072,792
Philippines–0.82%
Altus San Nicolas Corp.(a)	22,307	2,226
Ayala Land, Inc.	3,104,700	2,818,475
Megaworld Corp.	3,194,300	314,499
Robinsons Land Corp.	1,158,600	556,434
SM Prime Holdings, Inc.	4,089,400	2,771,027
		6,462,661
Singapore–1.98%
Ascendas REIT	1,327,500	2,944,535
CapitaLand Commercial Trust	1,722,100	2,642,442
Shares		Value
Singapore–(continued)
CapitaLand Ltd.	1,477,500	$ 3,685,803
CapitaLand Mall Trust	1,338,100	2,553,636
City Developments Ltd.	291,100	2,004,956
Mapletree Commercial Trust	318,600	523,264
Mapletree Logistics Trust	1,145,800	1,295,678
		15,650,314
South Africa–0.69%
Growthpoint Properties Ltd.	1,603,621	2,429,258
Hyprop Investments Ltd.	186,346	808,394
Redefine Properties Ltd.	2,664,001	1,378,059
SA Corporate Real Estate Ltd.	3,880,240	821,516
		5,437,227
Spain–0.97%
Inmobiliaria Colonial SOCIMI, S.A.	303,000	3,495,308
Merlin Properties SOCIMI, S.A.	312,510	4,178,544
		7,673,852
Sweden–1.85%
Fabege AB	297,380	4,976,679
Hufvudstaden AB, Class A	262,004	4,852,229
Wihlborgs Fastigheter AB	299,358	4,818,610
		14,647,518
Switzerland–0.79%
Swiss Prime Site AG(a)	62,426	6,213,914
Thailand–0.44%
AP Thailand PCL	1,148,500	273,576
Central Pattana PCL	1,300,600	2,818,375
Origin Property PCL, Foreign Shares	374,600	96,553
Supalai PCL	162,100	104,311
Supalai PCL, NVDR	327,900	211,003
		3,503,818
Turkey–0.03%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,229,624	249,210
United Arab Emirates–0.06%
Emaar Malls PJSC	893,565	471,684
United Kingdom–3.73%
Assura PLC	3,931,804	3,316,075
Big Yellow Group PLC	181,096	2,358,392
Derwent London PLC	81,546	3,162,835
Grainger PLC	729,109	2,167,089
Land Securities Group PLC	502,482	4,744,401
SEGRO PLC	656,551	6,278,042
Tritax Big Box REIT PLC	2,169,156	3,701,172
UNITE Group PLC (The)	127,936	1,630,222
Workspace Group PLC	199,738	2,067,120
		29,425,348
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Real Estate Fund

Shares		Value
United States–50.16%
Agree Realty Corp.	109,701	$ 8,193,568
Alexandria Real Estate Equities, Inc.	82,384	12,344,419
American Assets Trust, Inc.	61,944	2,902,696
American Homes 4 Rent, Class A	321,322	8,219,417
Americold Realty Trust	121,403	4,421,497
AvalonBay Communities, Inc.	111,700	23,742,952
Boston Properties, Inc.	116,089	14,908,149
Camden Property Trust	8,444	914,063
CareTrust REIT, Inc.	103,124	2,453,320
Crown Castle International Corp.	51,585	7,488,594
CyrusOne, Inc.	103,266	7,585,920
Digital Realty Trust, Inc.	69,897	8,641,366
EastGroup Properties, Inc.	23,654	2,945,396
Empire State Realty Trust, Inc., Class A	223,349	3,140,287
EPR Properties	47,473	3,714,762
Equity LifeStyle Properties, Inc.	63,822	8,598,100
Equity Residential	104,183	8,830,551
Essential Properties Realty Trust, Inc.	185,313	4,208,458
Essex Property Trust, Inc.	31,644	10,165,951
Extra Space Storage, Inc.	26,088	3,180,649
Federal Realty Investment Trust	47,468	6,133,340
Four Corners Property Trust, Inc.	63,694	1,814,642
Gaming and Leisure Properties, Inc.	64,879	2,538,067
HCP, Inc.	393,408	13,655,192
Healthcare Realty Trust, Inc.	239,660	7,963,902
Hilton Worldwide Holdings, Inc.	19,193	1,772,857
Hudson Pacific Properties, Inc.	332,381	11,300,954
Invitation Homes, Inc.	383,003	11,015,166
Liberty Property Trust	100,087	5,216,534
Macerich Co. (The)	144,095	4,111,030
Mid-America Apartment Communities, Inc.	72,734	9,213,943
National Retail Properties, Inc.	62,659	3,518,303
Omega Healthcare Investors, Inc.	72,572	2,952,229
Park Hotels & Resorts, Inc.	229,139	5,396,223
Shares		Value
United States–(continued)
Pebblebrook Hotel Trust	311,031	$ 8,388,506
Prologis, Inc.	288,685	24,139,840
Public Storage	58,633	15,522,500
QTS Realty Trust, Inc., Class A	87,415	4,288,580
Realty Income Corp.	69,997	5,166,479
Regency Centers Corp.	99,289	6,405,133
Retail Opportunity Investments Corp.	440,080	7,705,801
Rexford Industrial Realty, Inc.	96,474	4,263,186
RLJ Lodging Trust	259,946	4,213,725
Simon Property Group, Inc.	104,507	15,565,273
STAG Industrial, Inc.	144,965	4,215,582
Sun Communities, Inc.	74,006	10,938,087
Sunstone Hotel Investors, Inc.	173,463	2,279,304
Terreno Realty Corp.	90,529	4,577,146
Ventas, Inc.	277,030	20,331,232
VICI Properties, Inc.	299,119	6,628,477
Vornado Realty Trust	122,417	7,402,556
Weingarten Realty Investors	4,546	120,424
Welltower, Inc.	121,183	10,853,150
		396,207,478
Total Common Stocks & Other Equity Interests (Cost $623,739,550)		776,921,137
Money Market Funds–0.77%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)	2,118,220	2,118,220
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)	1,512,585	1,513,190
Invesco Treasury Portfolio, Institutional Class, 1.98%(d)	2,420,823	2,420,823
Total Money Market Funds (Cost $6,051,973)		6,052,233
TOTAL INVESTMENTS IN SECURITIES—99.14% (Cost $629,791,523)		782,973,370
OTHER ASSETS LESS LIABILITIES–0.86%		6,826,874
NET ASSETS–100.00%		$789,800,244
Investment Abbreviations:
NVDR	– Non-Voting Depositary Receipt
REGS	–Regulation S
REIT	–Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $5,259,019, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Real Estate Fund

Portfolio Composition
By country, based on Net Assets
as of August 31, 2019
United States	50.16%
Japan	10.77
Hong Kong	6.02
China	5.35
Germany	4.85
Australia	3.79
United Kingdom	3.73
Canada	2.36
Countries each less than 2% of portfolio	11.34
Money Market Funds Plus Other Assets Less Liabilities	1.63
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Global Real Estate Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $623,739,550)	$ 776,921,137
Investments in affiliated money market funds, at value (Cost $6,051,973)	6,052,233
Foreign currencies, at value (Cost $1,408,943)	1,408,120
Receivable for:
Fund shares sold	586,986
Dividends	1,234,679
Investments sold	9,731,750
Investment for trustee deferred compensation and retirement plans	158,483
Other assets	63,790
Total assets	796,157,178
Liabilities:
Payable for:
Investments purchased	4,348,150
Fund shares reacquired	670,743
Amount due custodian	491,536
Accrued foreign taxes	36,178
Accrued fees to affiliates	357,251
Accrued trustees’ and officers’ fees and benefits	3,536
Accrued other operating expenses	273,746
Trustee deferred compensation and retirement plans	175,794
Total liabilities	6,356,934
Net assets applicable to shares outstanding	$789,800,244
Net assets consist of:
Shares of beneficial interest	$624,772,386
Distributable earnings	165,027,858
$789,800,244
Net Assets:
Class A	$ 154,586,157
Class C	$ 14,062,558
Class R	$ 24,076,246
Class Y	$ 196,453,581
Class R5	$190,854,539
Class R6	$ 209,767,163
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,718,713
Class C	1,066,230
Class R	1,826,444
Class Y	14,894,005
Class R5	14,514,638
Class R6	15,953,526
Class A:
Net asset value per share	$ 13.19
Maximum offering price per share (Net asset value of $13.19 ÷ 94.50%)	$ 13.96
Class C:
Net asset value and offering price per share	$ 13.19
Class R:
Net asset value and offering price per share	$ 13.18
Class Y:
Net asset value and offering price per share	$ 13.19
Class R5:
Net asset value and offering price per share	$ 13.15
Class R6:
Net asset value and offering price per share	$ 13.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Global Real Estate Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $908,522)	$ 16,356,732
Dividends from affiliated money market funds	100,508
Total investment income	16,457,240
Expenses:
Advisory fees	2,970,503
Administrative services fees	56,304
Custodian fees	65,647
Distribution fees:
Class A	196,654
Class C	72,179
Class R	62,272
Transfer agent fees — A, C, R and Y	455,289
Transfer agent fees — R5	98,341
Transfer agent fees — R6	10,301
Trustees’ and officers’ fees and benefits	15,527
Registration and filing fees	62,106
Reports to shareholders	54,829
Professional services fees	70,980
Other	34,950
Total expenses	4,225,882
Less: Fees waived and/or expense offset arrangement(s)	(5,777)
Net expenses	4,220,105
Net investment income	12,237,135
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $63,688)	23,516,289
Foreign currencies	(40,975)
23,475,314
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $36,178)	9,515,071
Foreign currencies	(8,058)
9,507,013
Net realized and unrealized gain	32,982,327
Net increase in net assets resulting from operations	$45,219,462
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Global Real Estate Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 12,237,135	$ 26,532,879
Net realized gain	23,475,314	62,388,136
Change in net unrealized appreciation	9,507,013	6,376,044
Net increase in net assets resulting from operations	45,219,462	95,297,059
Distributions to shareholders from distributable earnings:
Class A	(1,393,940)	(14,253,216)
Class C	(75,497)	(2,148,367)
Class R	(190,120)	(2,314,959)
Class Y	(1,983,812)	(24,652,771)
Class R5	(2,123,080)	(23,113,218)
Class R6	(2,385,933)	(21,000,926)
Total distributions from distributable earnings	(8,152,382)	(87,483,457)
Share transactions–net:
Class A	(6,894,192)	(1,637,843)
Class C	(1,288,987)	(12,820,462)
Class R	(1,073,129)	570,595
Class Y	(4,393,831)	(443,783,707)
Class R5	(26,973,629)	(50,509,782)
Class R6	(7,075,631)	11,243,127
Net increase (decrease) in net assets resulting from share transactions	(47,699,399)	(496,938,072)
Net increase (decrease) in net assets	(10,632,319)	(489,124,470)
Net assets:
Beginning of period	800,432,563	1,289,557,033
End of period	$789,800,244	$ 800,432,563
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Global Real Estate Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$12.59	$ 0.18	$ 0.54	$ 0.72	$ (0.12)	$ —	$ (0.12)	$ 13.19	5.69%	$ 154,586	1.31% (d)	1.31% (d)	2.79% (d)	25%
Year ended 02/28/19	12.76	0.29	0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26	1.26	2.26	47
Year ended 02/28/18	12.83	0.30 (e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27	1.27	2.31 (e)	51
Year ended 02/28/17	11.94	0.20	1.16	1.36	(0.47)	—	(0.47)	12.83	11.54	221,942	1.36	1.36	1.54	57
Year ended 02/29/16	13.51	0.19	(1.53)	(1.34)	(0.23)	—	(0.23)	11.94	(10.00)	254,298	1.43	1.43	1.47	84
Year ended 02/28/15	12.11	0.21	1.53	1.74	(0.34)	—	(0.34)	13.51	14.53	300,895	1.44	1.44	1.64	43
Class C
Six months ended 08/31/19	12.59	0.13	0.54	0.67	(0.07)	—	(0.07)	13.19	5.31	14,063	2.06 (d)	2.06 (d)	2.04 (d)	25
Year ended 02/28/19	12.75	0.20	0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01	2.01	1.51	47
Year ended 02/28/18	12.83	0.21 (e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02	2.02	1.56 (e)	51
Year ended 02/28/17	11.95	0.10	1.16	1.26	(0.38)	—	(0.38)	12.83	10.62	33,299	2.11	2.11	0.79	57
Year ended 02/29/16	13.52	0.09	(1.53)	(1.44)	(0.13)	—	(0.13)	11.95	(10.67)	36,419	2.18	2.18	0.72	84
Year ended 02/28/15	12.10	0.12	1.52	1.64	(0.22)	—	(0.22)	13.52	13.62	45,476	2.19	2.19	0.89	43
Class R
Six months ended 08/31/19	12.58	0.17	0.53	0.70	(0.10)	—	(0.10)	13.18	5.56	24,076	1.56 (d)	1.56 (d)	2.54 (d)	25
Year ended 02/28/19	12.75	0.26	0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51	1.51	2.01	47
Year ended 02/28/18	12.83	0.27 (e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52	1.52	2.06 (e)	51
Year ended 02/28/17	11.95	0.17	1.15	1.32	(0.44)	—	(0.44)	12.83	11.17	19,718	1.61	1.61	1.29	57
Year ended 02/29/16	13.52	0.16	(1.53)	(1.37)	(0.20)	—	(0.20)	11.95	(10.22)	17,999	1.68	1.68	1.22	84
Year ended 02/28/15	12.11	0.18	1.53	1.71	(0.30)	—	(0.30)	13.52	14.25	20,703	1.69	1.69	1.39	43
Class Y
Six months ended 08/31/19	12.59	0.20	0.53	0.73	(0.13)	—	(0.13)	13.19	5.81	196,454	1.06 (d)	1.06 (d)	3.04 (d)	25
Year ended 02/28/19	12.76	0.33	0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01	1.01	2.51	47
Year ended 02/28/18	12.83	0.34 (e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02	1.02	2.56 (e)	51
Year ended 02/28/17	11.95	0.23	1.15	1.38	(0.50)	—	(0.50)	12.83	11.72	1,167,799	1.11	1.11	1.79	57
Year ended 02/29/16	13.52	0.22	(1.53)	(1.31)	(0.26)	—	(0.26)	11.95	(9.77)	1,199,430	1.18	1.18	1.72	84
Year ended 02/28/15	12.13	0.24	1.53	1.77	(0.38)	—	(0.38)	13.52	14.79	835,123	1.19	1.19	1.89	43
Class R5
Six months ended 08/31/19	12.55	0.21	0.53	0.74	(0.14)	—	(0.14)	13.15	5.91	190,855	0.93 (d)	0.93 (d)	3.17 (d)	25
Year ended 02/28/19	12.72	0.34	0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92	0.92	2.60	47
Year ended 02/28/18	12.81	0.35 (e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93	0.93	2.65 (e)	51
Year ended 02/28/17	11.93	0.26	1.15	1.41	(0.53)	—	(0.53)	12.81	12.00	264,906	0.88	0.88	2.02	57
Year ended 02/29/16	13.49	0.25	(1.52)	(1.27)	(0.29)	—	(0.29)	11.93	(9.47)	296,506	0.91	0.91	1.99	84
Year ended 02/28/15	12.11	0.29	1.52	1.81	(0.43)	—	(0.43)	13.49	15.17	337,415	0.88	0.88	2.20	43
Class R6
Six months ended 08/31/19	12.55	0.21	0.54	0.75	(0.15)	—	(0.15)	13.15	5.95	209,767	0.84 (d)	0.84 (d)	3.26 (d)	25
Year ended 02/28/19	12.72	0.35	0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83	0.83	2.69	47
Year ended 02/28/18	12.81	0.36 (e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85	0.85	2.73 (e)	51
Year ended 02/28/17	11.93	0.27	1.15	1.42	(0.54)	—	(0.54)	12.81	12.07	54,547	0.81	0.81	2.09	57
Year ended 02/29/16	13.49	0.26	(1.52)	(1.26)	(0.30)	—	(0.30)	11.93	(9.41)	86,307	0.84	0.84	2.06	84
Year ended 02/28/15	12.12	0.29	1.52	1.81	(0.44)	—	(0.44)	13.49	15.15	135,492	0.84	0.84	2.24	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $156,469, $14,357, $24,773, $196,405, $195,262 and $212,005 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Global Real Estate Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
13	Invesco Global Real Estate Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at
14	Invesco Global Real Estate Fund

the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended
15	Invesco Global Real Estate Fund

to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $4,230.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $10,998 in front-end sales commissions from the sale of Class A shares and $6 and $61 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
16	Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ —	$ 29,919,840	$ —	$ 29,919,840
Brazil	4,389,304	—	—	4,389,304
Canada	18,641,946	—	—	18,641,946
Chile	769,743	—	—	769,743
China	—	42,253,579	—	42,253,579
France	—	11,052,740	—	11,052,740
Germany	—	38,280,552	—	38,280,552
Hong Kong	—	47,566,750	—	47,566,750
India	—	2,212,481	—	2,212,481
Indonesia	—	1,337,501	—	1,337,501
Ireland	—	2,352,001	—	2,352,001
Japan	—	85,073,708	—	85,073,708
Malaysia	—	1,285,784	—	1,285,784
Malta	—	—	0	0
Mexico	3,769,392	—	—	3,769,392
Netherlands	2,072,792	—	—	2,072,792
Philippines	—	6,462,661	—	6,462,661
Singapore	—	15,650,314	—	15,650,314
South Africa	—	5,437,227	—	5,437,227
Spain	—	7,673,852	—	7,673,852
Sweden	—	14,647,518	—	14,647,518
Switzerland	—	6,213,914	—	6,213,914
Thailand	3,292,815	211,003	—	3,503,818
Turkey	—	249,210	—	249,210
United Arab Emirates	—	471,684	—	471,684
United Kingdom	—	29,425,348	—	29,425,348
United States	396,207,478	—	—	396,207,478
Money Market Funds	6,052,233	—	—	6,052,233
Total Investments	$435,195,703	$347,777,667	$0	$782,973,370
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,547.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
17	Invesco Global Real Estate Fund

NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of February 28, 2019.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $196,619,902 and $247,610,586, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$135,260,788
Aggregate unrealized (depreciation) of investments	(22,591,399)
Net unrealized appreciation of investments	$ 112,669,389
Cost of investments for tax purposes is $670,303,981.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	989,372	$ 12,752,938	2,261,028	$ 28,724,879
Class C	78,926	1,034,554	280,616	3,445,906
Class R	288,405	3,758,002	508,914	6,562,910
Class Y	1,549,504	20,172,073	7,846,913	102,720,711
Class R5	967,642	12,555,470	3,078,116	39,448,509
Class R6	1,478,362	19,236,563	2,447,897	31,729,406
Issued as reinvestment of dividends:
Class A	94,658	1,251,043	1,075,963	13,026,819
Class C	4,939	65,478	160,975	1,942,867
Class R	14,357	189,821	191,461	2,312,699
Class Y	94,763	1,250,869	1,358,715	16,776,278
Class R5	151,463	1,992,975	1,699,311	20,530,863
Class R6	180,262	2,370,040	1,732,677	20,919,474
Automatic conversion of Class C shares to Class A shares:
Class A	24,205	315,719	-	-
Class C	(24,185)	(315,719)	-	-
18	Invesco Global Real Estate Fund

	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,636,054)	$(21,213,892)	(3,361,221)	$ (43,389,541)
Class C	(159,090)	(2,073,300)	(1,444,421)	(18,209,235)
Class R	(384,306)	(5,020,952)	(648,158)	(8,305,014)
Class Y	(1,984,451)	(25,816,773)	(42,848,838)	(563,280,696)
Class R5	(3,238,462)	(41,522,074)	(8,613,685)	(110,489,154)
Class R6	(2,208,250)	(28,682,234)	(3,231,067)	(41,405,753)
Net increase (decrease) in share activity	(3,717,940)	$ (47,699,399)	(37,504,804)	$ (496,938,072)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
19	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 31, 2018 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period
Class A	$1,000.00	$ 1,057.70	$ 6.78	$1,018.55	$ 6.65	1.31%
Class C	1,000.00	1,053.90	10.64	1,014.78	10.43	2.06
Class R	1,000.00	1,056.50	8.06	1,017.29	7.91	1.56
Class Y	1,000.00	1,059.00	5.49	1,019.81	5.38	1.06
Class R5	1,000.00	1,060.00	4.82	1,020.46	4.72	0.93
Class R6	1,000.00	1,060.40	4.35	1,020.91	4.27	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
20	Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s high-quality bias, overweight exposure to emerging markets and underweight allocation to the U.S. negatively impacted the Fund’s relative performance. The

21                         Invesco  Global Real Estate Fund

Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22                         Invesco  Global Real Estate Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Government Money Market Fund
Nasdaq:
Cash Reserve: AIMXX ■ AX: ACZXX ■ CX: ACXXX ■ Investor: INAXX ■ R6: INVXX

2	Fund Information
3	Letters to Shareholders
4	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Information
You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.
Team managed by Invesco Advisers, Inc.
2	Invesco Government Money Market Fund

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
3	Invesco Government Money Market Fund

Schedule of Investments
August 31, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities-28.23%
Federal Farm Credit Bank (FFCB)-1.26%
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.10%)(a)	2.04%	09/25/2019	$ 5,000	$ 4,999,982
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(a)	2.02%	12/04/2019	7,500	7,499,950
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.07%)(a)	2.12%	12/16/2019	5,000	5,000,000
Federal Farm Credit Bank (1 mo. USD LIBOR + 0.05%)(a)	2.22%	02/21/2020	5,675	5,676,955
Federal Farm Credit Bank (SOFR + 0.08%)(a)	2.29%	06/10/2021	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	2.29%	07/09/2021	4,000	4,000,000
				29,176,887
Federal Home Loan Bank (FHLB)-21.24%
Federal Home Loan Bank (SOFR + 0.03%)(a)	2.24%	10/09/2019	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.01%)(a)	2.22%	10/10/2019	45,000	45,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	2.14%	10/11/2019	7,000	7,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	2.14%	10/11/2019	3,000	3,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(a)	2.18%	11/08/2019	10,000	10,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(a)	2.12%	11/25/2019	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.02%)(a)	2.23%	11/27/2019	27,000	27,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(a)	2.18%	12/09/2019	40,000	40,000,000
Federal Home Loan Bank (SOFR)(a)	2.21%	12/11/2019	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(a)	2.17%	12/16/2019	50,000	50,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(a)	2.08%	12/20/2019	10,000	10,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(a)	2.08%	12/20/2019	6,000	6,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.02%)(a)	2.15%	12/20/2019	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.01%)(a)	2.22%	12/20/2019	10,000	10,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(a)	2.06%	12/27/2019	5,000	5,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.01%)(a)	2.21%	01/07/2020	30,000	30,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.01%)(a)	2.18%	01/17/2020	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	2.10%	01/23/2020	10,000	9,998,346
Federal Home Loan Bank (SOFR + 0.02%)(a)	2.23%	02/21/2020	25,000	25,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	2.25%	05/08/2020	7,000	7,000,000
Federal Home Loan Bank (SOFR + 0.02%)(a)	2.23%	05/22/2020	25,000	25,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	2.25%	06/19/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	2.24%	07/17/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.08%)(a)	2.29%	07/24/2020	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	2.24%	08/21/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	2.26%	09/28/2020	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	2.24%	11/06/2020	4,000	4,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	2.26%	01/22/2021	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	2.26%	01/28/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	2.25%	02/09/2021	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.07%)(a)	2.28%	02/26/2021	14,000	14,000,000
Federal Home Loan Bank (SOFR + 0.08%)(a)	2.29%	07/23/2021	10,000	10,000,000
				492,998,346
Federal Home Loan Mortgage Corp. (FHLMC)-2.84%
Federal Home Loan Mortgage Corp. (SOFR + 0.02%)(a)	2.23%	07/08/2020	25,000	25,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.01%)(a)	2.22%	07/22/2020	15,000	15,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	2.25%	12/14/2020	15,000	15,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	2.24%	02/05/2021	$ 7,000	$ 7,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	2.24%	02/19/2021	4,000	4,000,000
				66,000,000
Federal National Mortgage Association (FNMA)-1.88%
Federal National Mortgage Association (SOFR + 0.16%)(a)	2.37%	01/30/2020	19,642	19,654,489
Federal National Mortgage Association (SOFR + 0.01%)(a)	2.22%	05/22/2020	10,000	10,000,000
Federal National Mortgage Association (SOFR + 0.06%)(a)	2.27%	07/30/2020	4,000	4,000,000
Federal National Mortgage Association (SOFR + 0.04%)(a)	2.25%	01/29/2021	10,000	10,000,000
				43,654,489
Overseas Private Investment Corp. (OPIC)-1.01%
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	2.19%	06/15/2025	5,000	5,000,000
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	2.19%	02/15/2028	9,444	9,444,444
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	2.22%	02/15/2028	9,021	9,020,700
				23,465,144
Total U.S. Government Sponsored Agency Securities (Cost $655,294,866)				655,294,866
U.S. Treasury Securities-21.30%
U.S. Treasury Bills-9.76%(c)
U.S. Treasury Bills	2.49%	09/05/2019	40,000	39,989,074
U.S. Treasury Bills	2.14%	09/10/2019	15,000	14,992,256
U.S. Treasury Bills	2.49%	09/12/2019	30,000	29,977,496
U.S. Treasury Bills	2.48%	09/19/2019	30,000	29,963,250
U.S. Treasury Bills	2.06%	09/24/2019	25,000	24,967,097
U.S. Treasury Bills	2.06%	10/01/2019	20,000	19,967,956
U.S. Treasury Bills	2.06%	10/08/2019	25,000	24,947,326
U.S. Treasury Bills	2.42%	10/17/2019	25,000	24,923,717
U.S. Treasury Bills	1.99%	10/29/2019	10,000	9,969,107
U.S. Treasury Bills	1.87%	02/20/2020	7,000	6,938,128
				226,635,407
U.S. Treasury Notes-11.54%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	1.99%	10/31/2019	17,000	17,000,434
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(a)	1.94%	01/31/2020	17,000	16,997,315
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(a)	1.97%	04/30/2020	22,000	22,000,234
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(a)	1.98%	07/31/2020	34,000	33,998,952
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	1.98%	10/31/2020	55,000	54,998,423
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(a)	2.05%	01/31/2021	88,000	87,962,342
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(a)	2.08%	04/30/2021	35,000	35,000,320
				267,958,020
Total U.S. Treasury Securities (Cost $494,593,427)				494,593,427
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-49.53% (Cost $1,149,888,293)				1,149,888,293
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements-51.32%(d)
ABN AMRO Bank N.V., joint agreement dated 08/30/2019, aggregate maturing value of $500,121,111 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,011; 1.50% - 5.50%; 09/30/2020 - 08/01/2049)	2.18%	09/03/2019	$115,027,856	$ 115,000,000
Bank of Nova Scotia, joint agreement dated 08/30/2019, aggregate maturing value of $725,174,806 (collateralized by domestic agency mortgage-backed securities valued at $739,500,000; 2.48% - 6.50%; 11/01/2020 - 07/20/2049)	2.17%	09/03/2019	115,027,728	115,000,000
BNP Paribas Securities Corp., joint term agreement dated 07/23/2019, aggregate maturing value of $752,867,500 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $765,000,000; 0% - 6.75%; 02/06/2020 - 08/20/2049)(e)	2.22%	09/23/2019	100,382,333	100,000,000
BNP Paribas Securities Corp., joint term agreement dated 08/26/2019, aggregate maturing value of $1,000,480,000 (collateralized by U.S. Treasury obligations valued at $1,020,000,010; 0% - 8.00%; 04/23/2020 - 11/15/2046)(e)	2.16%	09/03/2019	35,016,800	35,000,000
CIBC World Markets Corp., joint term agreement dated 07/16/2019, aggregate maturing value of $501,827,361 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 3.00% - 5.00%; 11/01/2026 - 08/01/2049)(e)	2.23%	09/13/2019	30,109,642	30,000,000
CIBC World Markets Corp., joint term agreement dated 08/15/2019, aggregate maturing value of $726,543,646 (collateralized by domestic agency mortgage-backed securities valued at $739,500,000; 3.00% - 4.50%; 09/01/2029 - 07/01/2049)(e)	2.19%	09/19/2019	40,085,167	40,000,000
Citigroup Global Markets, Inc., joint agreement dated 08/30/2019, aggregate maturing value of $250,060,278 (collateralized by U.S. Treasury obligations valued at $255,000,042; 0.13% - 2.75%; 04/15/2020 - 07/31/2023)	2.17%	09/03/2019	70,016,878	70,000,000
Fixed Income Clearing Corp. - State Street Bank, agreement dated 08/30/2019, maturing value of $50,012,000 (collateralized by a U.S. Treasury obligation valued at $51,001,428; 1.75%; 06/30/2022)	2.16%	09/03/2019	50,012,000	50,000,000
ING Financial Markets, LLC, joint term agreement dated 08/12/2019, aggregate maturing value of $651,383,958 (collateralized by domestic agency mortgage-backed securities valued at $663,000,000; 2.00% - 7.00%; 07/01/2024 - 05/01/2058)	2.19%	09/16/2019	35,074,521	35,000,000
ING Financial Markets, LLC, joint term agreement dated 08/26/2019, aggregate maturing value of $400,191,111 (collateralized by domestic agency mortgage-backed securities valued at $408,000,000; 3.00% - 6.00%; 12/01/2025 - 09/01/2057)(e)	2.15%	09/03/2019	25,011,944	25,000,000
ING Financial Markets, LLC, joint term agreement dated 08/30/2019, aggregate maturing value of $300,125,417 (collateralized by domestic agency mortgage-backed securities valued at $306,000,001; 2.16% - 5.00%; 08/01/2024 - 05/01/2058)(e)	2.15%	09/06/2019	20,008,361	20,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $510,000,010; 0% - 7.00%; 01/01/2024 - 02/01/2056)(f)	2.13%	-	-	28,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $295,800,000; 0% - 8.50%; 10/01/2020 - 02/01/2057)(f)	2.17%	-	-	15,000,000
J.P. Morgan Securities LLC, joint open agreement dated 07/18/2019 (collateralized by U.S. Treasury obligations valued at $357,000,214; 0% - 3.63%; 10/10/2019 - 11/15/2044)(f)	2.11%	-	-	15,000,000
J.P. Morgan Securities LLC, joint open agreement dated 07/18/2019 (collateralized by U.S. Treasury obligations valued at $583,440,120; 2.13% - 3.75%; 01/31/2023 - 02/15/2049)(f)	2.15%	-	-	35,000,000
Metropolitan Life Insurance Co., joint term agreement dated 08/28/2019, aggregate maturing value of $450,199,671 (collateralized by U.S. Treasury obligations valued at $458,714,349; 0% - 2.63%; 10/01/2019 - 08/15/2047)(e)	2.22%	09/04/2019	25,011,336	25,000,544
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/28/2019, aggregate maturing value of $1,333,325,304 (collateralized by U.S. Treasury obligations valued at $1,358,182,101; 2.00% - 2.38%; 04/30/2024 - 05/15/2029)(e)	2.22%	09/04/2019	60,776,224	60,750,000
Mitsubishi UFJ Trust & Banking Corp., term agreement dated 08/28/2019, maturing value of $25,010,694 (collateralized by a U.S. Treasury obligation valued at $25,504,730; 2.63%; 02/15/2029)(e)	2.20%	09/04/2019	25,010,694	25,000,000
Natixis, joint term agreement dated 07/18/2019, aggregate maturing value of $501,858,333 (collateralized by U.S. Treasury obligations valued at $510,000,002; 0% - 3.38%; 09/19/2019 - 05/15/2049)(e)	2.23%	09/16/2019	15,055,750	15,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
RBC Capital Markets LLC, joint term agreement dated 08/15/2019, aggregate maturing value of $1,202,555,000 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $1,224,000,043; 1.88% - 7.00%; 06/25/2021 - 11/16/2060)(e)	2.19%	09/19/2019	$ 60,127,750	$ 60,000,000
RBC Capital Markets LLC, joint term agreement dated 08/30/2019, aggregate maturing value of $1,250,000,000 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities, U.S. government sponsored agency obligations and foreign corporate obligations valued at $1,275,000,210; 0% - 14.19%; 10/10/2019 - 02/20/2069)(a)(e)	2.16%	10/30/2019	85,000,000	85,000,000
RBC Dominion Securities Inc., joint agreement dated 08/30/2019, aggregate maturing value of $400,096,444 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $408,000,036; 0% - 6.50%; 09/05/2019 - 08/20/2049)	2.17%	09/03/2019	75,018,083	75,000,000
Societe Generale, joint open agreement dated 06/25/2018 (collateralized by domestic agency mortgage-backed securities, U.S. Government sponsored agency obligations and U.S. Treasury obligations valued at $510,000,000; 0% - 5.94%; 09/06/2019 - 08/20/2064)(f)	2.13%	-	-	15,000,000
Societe Generale, joint term agreement dated 08/28/2019, aggregate maturing value of $500,213,889 (collateralized by U.S. Treasury obligations valued at $510,000,072; 0.13% - 6.00%; 01/15/2020 - 02/15/2047)(e)	2.20%	09/04/2019	20,008,556	20,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 08/30/2019, aggregate maturing value of $1,500,361,667 (collateralized by domestic agency mortgage-backed securities valued at $1,530,000,000; 3.00% - 3.50%; 08/20/2042 - 04/01/2049)	2.17%	09/03/2019	82,800,216	82,780,257
Total Repurchase Agreements (Cost $1,191,530,801)				1,191,530,801
TOTAL INVESTMENTS IN SECURITIES(g)-100.85% (Cost $2,341,419,094)				2,341,419,094
OTHER ASSETS LESS LIABILITIES-(0.85)%				(19,707,945)
NET ASSETS-100.00%				$2,321,711,149
Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand
Notes to Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(b)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2019.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.
Portfolio Composition by Maturity*
In days, as of 08/31/2019
1-7	32.5%
8-30	16.5
31-60	10.2
61-90	2.7
91-180	12.6
181+	25.5

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Government Money Market Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$1,149,888,293
Repurchase agreements, at value and cost	1,191,530,801
Receivable for:
Fund shares sold	17,629,135
Interest	2,556,244
Investment for trustee deferred compensation and retirement plans	253,605
Other assets	127,288
Total assets	2,361,985,366
Liabilities:
Payable for:
Investments purchased	29,937,062
Fund shares reacquired	8,492,955
Amount due custodian	18,025
Dividends	66,844
Accrued fees to affiliates	1,267,593
Accrued trustees’ and officers’ fees and benefits	6,847
Accrued operating expenses	201,363
Trustee deferred compensation and retirement plans	283,528
Total liabilities	40,274,217
Net assets applicable to shares outstanding	$2,321,711,149
Net assets consist of:
Shares of beneficial interest	$2,321,440,049
Distributable earnings	271,100
$2,321,711,149
Net Assets:
Invesco Cash Reserve Shares	$ 2,021,867,911
Class AX	$ 79,054,688
Class C	$ 41,828,215
Class CX	$ 590,158
Class R	$ 30,525,207
Class Y	$ 33,560,947
Investor Class	$ 114,268,923
Class R6	$ 15,100
Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve Shares	2,021,871,016
Class AX	79,054,919
Class C	41,828,285
Class CX	590,158
Class R	30,525,253
Class Y	33,561,003
Investor Class	114,269,117
Class R6	15,101
Net asset value and offering price per share for each class	$ 1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Government Money Market Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Interest	$24,061,053
Expenses:
Advisory fees	1,490,767
Administrative services fees	435,743
Custodian fees	9,943
Distribution fees:
Invesco Cash Reserve Shares	1,267,337
Class AX	60,546
Class C	181,687
Class CX	2,824
Class R	57,631
Transfer agent fees - Invesco Cash Reserve Shares, AX, C, CX, R, Y and Investor	1,742,114
Transfer agent fees - R6	7
Trustees’ and officers’ fees and benefits	25,000
Registration and filing fees	113,033
Reports to shareholders	103,992
Professional services fees	62,329
Other	25,155
Total expenses	5,578,108
Less: Expense offset arrangement(s)	(12,822)
Net expenses	5,565,286
Net investment income	18,495,767
Realized and unrealized gain from:
Net realized gain from investment securities	17,062
Net increase in net assets resulting from operations	$18,512,829
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Government Money Market Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 18,495,767	$ 19,320,432
Net realized gain (loss)	17,062	(1,472)
Net increase in net assets resulting from operations	18,512,829	19,318,960
Distributions to shareholders from distributable earnings:
Invesco Cash Reserve Shares	(15,778,989)	(14,729,147)
Class AX	(757,855)	(1,281,740)
Class C	(227,137)	(458,067)
Class CX	(3,544)	(25,911)
Class R	(233,957)	(328,797)
Class Y	(300,938)	(524,759)
Investor Class	(1,193,207)	(1,971,836)
Class R6	(140)	(183)
Total distributions from distributable earnings	(18,495,767)	(19,320,440)
Share transactions-net:
Invesco Cash Reserve Shares	722,440,325	483,786,108
Class AX	(2,056,332)	(10,796,325)
Class C	3,127,611	(26,711,159)
Class CX	(78,969)	(3,444,863)
Class R	4,653,664	(1,515,629)
Class Y	(543,944)	4,024,953
Investor Class	(11,618,657)	8,255,956
Class R6	2,912	2,189
Net increase in net assets resulting from share transactions	715,926,610	453,601,230
Net increase in net assets	715,943,672	453,599,750
Net assets:
Beginning of period	1,605,767,477	1,152,167,727
End of period	$2,321,711,149	$ 1,605,767,477
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Government Money Market Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Six months ended 08/31/19	$1.00	$0.01	$ 0.00	$0.01	$(0.01)	$1.00	0.95%	$2,021,868	0.55% (c)	0.55% (c)	1.87% (c)
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	1,299,414	0.58	0.58	1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68	0.68	0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43	0.68	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23	0.85	0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	746,067	0.14	0.86	0.06
Class AX
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	0.95	79,055	0.55 (c)	0.55 (c)	1.87 (c)
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	81,110	0.58	0.58	1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68	0.68	0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43	0.68	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23	0.85	0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	133,319	0.14	0.86	0.06
Class C
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	0.57	41,828	1.30 (c)	1.30 (c)	1.12 (c)
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.76	38,700	1.31	1.33	0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81	1.43	0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43	1.43	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23	1.60	0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	72,271	0.14	1.61	0.06
Class CX
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	0.57	590	1.30 (c)	1.30 (c)	1.12 (c)
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.77	669	1.31	1.33	0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81	1.43	0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43	1.43	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23	1.60	0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	7,481	0.14	1.61	0.06
Class R
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	0.82	30,525	0.80 (c)	0.80 (c)	1.62 (c)
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	25,871	0.83	0.83	1.27
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80	0.93	0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43	0.93	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23	1.10	0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	41,079	0.14	1.11	0.06
Class Y
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	1.02	33,561	0.40 (c)	0.40 (c)	2.02 (c)
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	34,105	0.43	0.43	1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53	0.53	0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40	0.53	0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23	0.70	0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	14,790	0.14	0.71	0.06
Investor Class
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	1.02	114,269	0.40 (c)	0.40 (c)	2.02 (c)
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	125,886	0.43	0.43	1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53	0.53	0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40	0.53	0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23	0.70	0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	146,621	0.14	0.71	0.06
Class R6
Six months ended 08/31/19	1.00	0.01	0.00	0.01	(0.01)	1.00	1.06	15	0.33 (c)	0.33 (c)	2.09 (c)
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.80	12	0.36	0.38	1.74
Year ended 02/28/18(d)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37 (e)	0.37 (e)	0.70 (e)

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,680,599, $80,290, $40,156, $624, $28,659, $29,532, $117,014, and $13 for Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.
(d)	Commencement date of April 04, 2017.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Government Money Market Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.
The Fund currently consists of eight different classes of shares: Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with
Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee and redemption gate requirements at this time, as permitted by Rule 2a-7.
A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain
12	Invesco Government Money Market Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s prorata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six-month period ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six-month period ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total
13	Invesco Government Money Market Fund

sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended August 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.
CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six-month period ended August 31, 2019, IDI advised the Fund that IDI retained $6,218 and $11 from Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,822.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
14	Invesco Government Money Market Fund

The Fund had a capital loss carryforward as of February 28, 2019, as follows:
Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$51,656	$-	$51,656
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	1,639,018,844	$1,639,018,844	1,625,821,651	$ 1,625,821,651
Class AX	4,404,832	4,404,832	11,117,507	11,117,507
Class C	26,094,125	26,094,125	53,294,381	53,294,381
Class CX	25,553	25,553	74,248	74,248
Class R	11,555,644	11,555,644	10,236,938	10,236,938
Class Y	24,817,681	24,817,681	40,526,564	40,526,564
Investor Class	13,793,522	13,793,522	50,488,673	50,488,673
Class R6	3,603	3,603	2,981	2,981
Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	14,559,627	14,559,627	14,729,147	14,729,147
Class AX	735,620	735,620	1,281,740	1,281,740
Class C	214,810	214,810	458,067	458,067
Class CX	3,480	3,480	25,507	25,507
Class R	232,644	232,644	328,797	328,797
Class Y	297,761	297,761	524,759	524,759
Investor Class	1,179,136	1,179,136	1,971,836	1,971,836
Class R6	34	34	4	4
Automatic Conversion of Class C and CX shares to Invesco Cash Reserve Shares:
Invesco Cash Reserve Shares	1,474,668	1,474,668	-	-
Class C	(1,396,215)	(1,396,215)	-	-
Class CX	(78,453)	(78,453)	-	-
Reacquired:
Invesco Cash Reserve Shares	(932,612,814)	(932,612,814)	(1,156,764,690)	(1,156,764,690)
Class AX	(7,196,784)	(7,196,784)	(23,195,572)	(23,195,572)
Class C	(21,785,109)	(21,785,109)	(80,463,607)	(80,463,607)
Class CX	(29,549)	(29,549)	(3,544,618)	(3,544,618)
Class R	(7,134,624)	(7,134,624)	(12,081,364)	(12,081,364)
Class Y	(25,659,386)	(25,659,386)	(37,026,370)	(37,026,370)
Investor Class	(26,591,315)	(26,591,315)	(44,204,553)	(44,204,553)
Class R6	(725)	(725)	(796)	(796)
Net increase in share activity	715,926,610	$ 715,926,610	453,601,230	$ 453,601,230

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
15	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Class	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Invesco Cash Reserve Shares	$1,000.00	$ 1,009.50	$ 2.78	$1,022.37	$2.80	0.55%
AX	1,000.00	1,009.50	2.78	1,022.37	2.80	0.55
C	1,000.00	1,005.70	6.55	1,018.60	6.60	1.30
CX	1,000.00	1,005.70	6.55	1,018.60	6.60	1.30
R	1,000.00	1,008.20	4.04	1,021.11	4.06	0.80
Y	1,000.00	1,010.20	2.02	1,023.13	2.03	0.40
Investor	1,000.00	1,010.20	2.02	1,023.13	2.03	0.40
R6	1,000.00	1,010.60	1.67	1,023.48	1.68	0.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
16	Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper U.S. Government Money Market Funds Index. The Board noted that performance of Cash Reserve shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Cash Reserve shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

17                         Invesco  Government Money Market Fund

Broadridge expense group. The Board noted that the contractual management fee rate for Cash Reserve shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

18                         Invesco  Government Money Market Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services Department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco High Yield Fund
Nasdaq:
A: AMHYX ■ C: AHYCX ■ Y: AHHYX ■ Investor: HYINX ■ R5: AHIYX ■ R6: HYIFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
15	Financial Statements
18	Financial Highlights
19	Notes to Financial Statements
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco High Yield Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	3.08%
Class C Shares	2.70
Class Y Shares	2.96
Investor Class Shares	3.09
Class R5 Shares	3.15
Class R6 Shares	3.05
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.02
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index■ (Style-Specific Index)	4.46
Lipper High Current Yield Bond Funds Index♦ (Peer Group Index)	4.31
Source(s): ▼RIMES Technologies Corp.; ■ FactSet Research Systems Inc.; ♦ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
    The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco High Yield Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (7/11/78)	7.33%
10 Years	6.75
5 Years	2.32
1 Year	0.39
Class C Shares
Inception (8/4/97)	3.45%
10 Years	6.38
5 Years	2.43
1 Year	3.04
Class Y Shares
Inception (10/3/08)	8.16%
10 Years	7.46
5 Years	3.47
1 Year	5.07
Investor Class Shares
Inception (9/30/03)	6.74%
10 Years	7.22
5 Years	3.20
1 Year	4.83
Class R5 Shares
Inception (4/30/04)	6.72%
10 Years	7.50
5 Years	3.52
1 Year	5.03
Class R6 Shares
10 Years	7.50%
5 Years	3.59
1 Year	5.24
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/11/78)	7.36%
10 Years	7.57
5 Years	2.25
1 Year	1.72
Class C Shares
Inception (8/4/97)	3.47%
10 Years	7.20
5 Years	2.35
1 Year	4.45
Class Y Shares
Inception (10/3/08)	8.26%
10 Years	8.29
5 Years	3.39
1 Year	6.50
Investor Class Shares
Inception (9/30/03)	6.80%
10 Years	8.02
5 Years	3.12
1 Year	6.27
Class R5 Shares
Inception (4/30/04)	6.79%
10 Years	8.35
5 Years	3.48
1 Year	6.67
Class R6 Shares
10 Years	8.32%
5 Years	3.51
1 Year	6.67
Class Y, Investor Class, Class R5 and Class R6 shares was 1.17%, 1.92%, 0.92%, 1.17%, 0.86% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reim-
bursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
4	Invesco High Yield Fund

Schedule of Investments(a)
August 31, 2019
(Unaudited)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–91.15%
Aerospace & Defense–3.33%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$ 1,614,000	$ 1,757,243
5.75%, 03/15/2022(b)	2,034,000	2,061,968
6.13%, 01/15/2023(b)	3,319,000	3,310,702
7.50%, 03/15/2025(b)	4,486,000	4,385,065
7.88%, 04/15/2027(b)	2,362,000	2,294,092
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	5,218,000	5,478,900
TransDigm, Inc.,
6.50%, 07/15/2024	1,266,000	1,311,893
6.50%, 05/15/2025	2,936,000	3,071,790
6.25%, 03/15/2026(b)	5,566,000	6,018,126
Triumph Group, Inc.,
5.25%, 06/01/2022	2,400,000	2,394,000
7.75%, 08/15/2025	5,404,000	5,431,020
		37,514,799
Agricultural & Farm Machinery–0.60%
Titan International, Inc., 6.50%, 11/30/2023	8,381,000	6,725,753
Agricultural Products–0.31%
Kernel Holding S.A. (Ukraine), REGS, 8.75%, 01/31/2022(b)	3,257,000	3,461,510
Airlines–0.60%
Air Canada (Canada), 7.75%, 04/15/2021(b)	6,290,000	6,765,461
Alternative Carriers–1.39%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	4,553,000	4,809,106
Series Y, 7.50%, 04/01/2024	4,292,000	4,774,764
Level 3 Financing, Inc.,
5.38%, 05/01/2025	2,032,000	2,118,360
5.25%, 03/15/2026	3,752,000	3,920,840
		15,623,070
Aluminum–0.20%
Novelis Corp., 6.25%, 08/15/2024(b)	2,134,000	2,240,700
Apparel Retail–0.99%
L Brands, Inc.,
5.63%, 02/15/2022	3,400,000	3,587,000
6.88%, 11/01/2035	3,039,000	2,583,150
6.75%, 07/01/2036	740,000	625,300
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	4,516,000	4,341,999
		11,137,449
	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.32%
William Carter Co. (The), 5.63%, 03/15/2027(b)	$ 3,379,000	$ 3,611,239
Asset Management & Custody Banks–0.50%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	2,721,000	2,866,505
Regionalcare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	2,600,000	2,781,155
		5,647,660
Auto Parts & Equipment–0.40%
Dana, Inc., 5.50%, 12/15/2024	2,106,000	2,158,650
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	2,334,000	2,293,155
		4,451,805
Automobile Manufacturers–1.10%
Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	3,902,000	4,127,709
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	8,045,000	8,266,237
Motors Liquidation Co.,
0.00%, 07/15/2033(c)(d)	14,770,000	0
7.20%, 12/31/2049(c)(d)	6,310,000	0
		12,393,946
Automotive Retail–1.49%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	1,198,000	1,245,920
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	2,065,000	2,145,019
Murphy Oil USA, Inc., 5.63%, 05/01/2027	4,817,000	5,081,935
Penske Automotive Group, Inc., 5.50%, 05/15/2026	7,855,000	8,257,568
		16,730,442
Broadcasting–2.47%
AMC Networks, Inc.,
5.00%, 04/01/2024	3,466,000	3,578,645
4.75%, 08/01/2025	1,457,000	1,493,425
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	7,360,000	8,086,800
Gray Television, Inc., 7.00%, 05/15/2027(b)	4,142,000	4,544,602
iHeartCommunications, Inc.,
8.38%, 05/01/2027	4,101,000	4,444,459
5.25%, 08/15/2027(b)	2,397,000	2,526,270
TV Azteca, S.A.B. de C.V. (Mexico), REGS, 8.25%, 08/09/2024(b)	3,165,000	3,105,688
		27,779,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco High Yield Fund

	Principal Amount	Value
Building Products–0.28%
Standard Industries, Inc., 6.00%, 10/15/2025(b)	$ 2,970,000	$ 3,137,063
Cable & Satellite–6.96%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	3,244,000	3,353,485
7.50%, 05/15/2026(b)	3,510,000	3,746,925
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	903,000	928,307
10.50%, 05/15/2027(b)	2,953,000	3,218,770
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026(b)	10,552,000	11,198,310
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	3,100,000	3,336,375
10.88%, 10/15/2025(b)	5,809,000	6,604,107
5.50%, 05/15/2026(b)	1,887,000	2,000,220
6.50%, 02/01/2029(b)	4,625,000	5,191,562
5.75%, 01/15/2030(b)	826,000	865,235
DISH DBS Corp.,
7.88%, 09/01/2019	8,304,000	8,304,000
5.88%, 11/15/2024	11,185,000	10,682,234
7.75%, 07/01/2026	1,202,000	1,183,970
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	3,000,000	3,066,000
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	1,000,000	1,045,000
UPCB Finance IV Ltd. (Netherlands), 5.38%, 01/15/2025(b)	2,650,000	2,740,762
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	3,502,000	3,672,722
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	4,647,000	4,815,454
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	250,000	264,988
Ziggo Bond Co., B.V. (Netherlands), 5.88%, 01/15/2025(b)	2,000,000	2,077,500
		78,295,926
Casinos & Gaming–2.50%
Boyd Gaming Corp.,
6.88%, 05/15/2023	823,000	856,768
6.38%, 04/01/2026	730,000	776,537
6.00%, 08/15/2026	1,499,000	1,588,940
Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	1,368,000	1,450,979
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	2,114,000	2,061,594
Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(b)	1,807,000	1,845,570
MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	851,000	887,167
MGM Resorts International, 7.75%, 03/15/2022	5,095,000	5,733,047
	Principal Amount	Value
Casinos & Gaming–(continued)
Scientific Games International, Inc., 10.00%, 12/01/2022	$ 3,542,000	$ 3,688,107
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	4,037,000	4,233,804
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	4,770,000	5,044,275
		28,166,788
Coal & Consumable Fuels–0.68%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	8,108,000	7,707,668
Commodity Chemicals–0.84%
Koppers, Inc., 6.00%, 02/15/2025(b)	3,677,000	3,594,268
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	2,054,000	1,946,165
Olin Corp., 5.63%, 08/01/2029	3,749,000	3,903,646
		9,444,079
Communications Equipment–0.83%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	2,110,000	1,893,725
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	5,663,000	6,130,197
5.25%, 08/01/2026	1,250,000	1,329,688
		9,353,610
Construction & Engineering–0.44%
William Lyon Homes, Inc.,
6.00%, 09/01/2023	976,000	1,017,480
6.63%, 07/15/2027(b)	3,951,000	3,970,755
		4,988,235
Consumer Finance–1.80%
Ally Financial, Inc., 8.00%, 03/15/2020	5,353,000	5,516,266
Navient Corp.,
8.00%, 03/25/2020	5,166,000	5,333,895
7.25%, 01/25/2022	2,639,000	2,902,900
7.25%, 09/25/2023	5,808,000	6,468,660
		20,221,721
Copper–1.80%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	7,686,000	7,071,120
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	7,829,000	7,554,985
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	5,925,000	5,673,187
		20,299,292
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco High Yield Fund

	Principal Amount	Value
Diversified Banks–0.80%
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	$ 1,212,000	$ 1,337,097
Credit Agricole S.A. (France), REGS, 8.13%(b)(e)	3,082,000	3,603,354
Societe Generale S.A. (France), REGS, 7.38%(b)(e)	2,005,000	2,112,769
Standard Chartered PLC (United Kingdom), REGS, 7.50%(b)(e)	1,836,000	1,925,505
		8,978,725
Diversified Chemicals–0.32%
Chemours Co. (The), 7.00%, 05/15/2025	1,735,000	1,717,650
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	2,017,000	1,901,023
		3,618,673
Diversified Metals & Mining–0.63%
Hudbay Minerals, Inc. (Canada),
7.25%, 01/15/2023(b)	1,100,000	1,139,710
7.63%, 01/15/2025(b)	2,853,000	2,910,003
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	3,108,000	2,991,450
		7,041,163
Diversified REITs–0.20%
Colony Capital, Inc.,
Conv., 3.88%, 01/15/2021	240,000	235,501
5.00%, 04/15/2023	2,058,000	1,986,235
		2,221,736
Diversified Support Services–0.31%
IAA Spinco, Inc., 5.50%, 06/15/2027(b)	3,291,000	3,513,143
Electrical Components & Equipment–0.52%
EnerSys, 5.00%, 04/30/2023(b)	5,688,000	5,887,080
Electronic Equipment & Instruments–0.50%
Itron, Inc., 5.00%, 01/15/2026(b)	3,406,000	3,491,150
MTS Systems Corp., 5.75%, 08/15/2027(b)	2,086,000	2,185,085
		5,676,235
Environmental & Facilities Services–1.14%
Core & Main L.P., 6.13%, 08/15/2025(b)	3,552,000	3,623,040
GFL Environmental, Inc. (Canada),
5.63%, 05/01/2022(b)	1,800,000	1,836,000
7.00%, 06/01/2026(b)	3,882,000	4,037,280
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	3,233,000	3,378,485
		12,874,805
Fertilizers & Agricultural Chemicals–0.28%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	2,973,000	3,151,380
	Principal Amount	Value
Food Retail–1.14%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	$ 5,651,000	$ 5,947,677
7.50%, 03/15/2026(b)	3,331,000	3,722,393
5.88%, 02/15/2028(b)	2,941,000	3,106,755
		12,776,825
Forest Products–0.29%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	3,155,000	3,218,100
Gas Utilities–1.00%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	2,626,000	2,864,835
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	8,185,000	8,348,700
		11,213,535
Health Care Equipment–0.42%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	4,618,000	4,768,085
Health Care Facilities–4.13%
Acadia Healthcare Co., Inc.,
5.63%, 02/15/2023	2,000	2,052
6.50%, 03/01/2024	3,255,000	3,377,062
Community Health Systems, Inc., 6.25%, 03/31/2023	5,869,000	5,700,853
Encompass Health Corp., 5.75%, 09/15/2025	4,341,000	4,585,181
HCA, Inc.,
7.50%, 02/15/2022	5,063,000	5,682,256
5.38%, 02/01/2025	3,380,000	3,760,250
5.88%, 02/15/2026	2,780,000	3,178,235
5.38%, 09/01/2026	1,437,000	1,605,848
5.50%, 06/15/2047	5,923,000	6,816,008
Tenet Healthcare Corp.,
8.13%, 04/01/2022	3,174,000	3,431,570
6.75%, 06/15/2023	8,135,000	8,389,219
		46,528,534
Health Care REITs–0.60%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	6,350,000	6,794,500
Health Care Services–2.95%
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(b)	3,229,000	3,107,912
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	4,762,000	4,821,525
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	1,650,000	907,500
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	4,915,000	4,718,400
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco High Yield Fund

	Principal Amount	Value
Health Care Services–(continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	$ 7,758,000	$ 6,972,968
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(b)(f)	6,097,000	5,151,965
Select Medical Corp., 6.25%, 08/15/2026(b)	1,219,000	1,271,417
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	1,716,000	1,476,824
10.00%, 04/15/2027(b)	2,203,000	2,114,880
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	3,975,000	2,683,125
		33,226,516
Home Improvement Retail–0.50%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	6,354,000	5,670,945
Homebuilding–2.47%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	5,076,000	5,317,110
6.75%, 03/15/2025	3,203,000	3,239,034
KB Home, 8.00%, 03/15/2020	1,805,000	1,861,406
Lennar Corp.,
8.38%, 01/15/2021	867,000	936,360
5.38%, 10/01/2022	4,053,000	4,341,776
5.25%, 06/01/2026	1,740,000	1,900,950
Meritage Homes Corp., 7.15%, 04/15/2020	2,583,000	2,663,719
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	2,572,000	2,739,180
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	4,429,000	4,739,030
		27,738,565
Household Products–1.24%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.00%, 07/15/2024(b)	7,036,000	7,286,657
Spectrum Brands, Inc., 5.75%, 07/15/2025	6,408,000	6,696,360
		13,983,017
Independent Power Producers & Energy Traders–1.09%
AES Corp. (The), 5.50%, 04/15/2025	2,319,000	2,426,323
Calpine Corp.,
5.38%, 01/15/2023	2,859,000	2,905,230
5.50%, 02/01/2024	2,200,000	2,224,728
NRG Energy, Inc.,
6.63%, 01/15/2027	1,195,000	1,295,081
5.25%, 06/15/2029(b)	3,152,000	3,367,345
		12,218,707
	Principal Amount	Value
Industrial Machinery–1.46%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	$ 6,911,000	$ 6,375,397
EnPro Industries, Inc., 5.75%, 10/15/2026	4,235,000	4,446,750
Mueller Industries, Inc., 6.00%, 03/01/2027	5,570,000	5,653,550
		16,475,697
Integrated Oil & Gas–0.47%
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	4,851,000	5,265,761
Integrated Telecommunication Services–4.46%
Altice France S.A. (France),
6.25%, 05/15/2024(b)	2,308,000	2,388,018
7.38%, 05/01/2026(b)	4,808,000	5,144,560
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	3,388,000	3,108,490
8.00%, 10/15/2025(b)	666,000	587,931
CommScope, Inc.,
6.00%, 03/01/2026(b)	3,812,000	3,901,582
8.25%, 03/01/2027(b)	5,231,000	5,145,996
Frontier Communications Corp.,
10.50%, 09/15/2022	9,954,000	5,213,408
11.00%, 09/15/2025	4,028,000	2,064,350
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	6,057,000	5,542,155
8.50%, 10/15/2024(b)	3,410,000	3,392,950
9.75%, 07/15/2025(b)	1,678,000	1,730,438
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	731,000	776,688
7.20%, 07/18/2036	2,822,000	3,160,640
T-Mobile USA, Inc., 6.50%, 01/15/2026	7,409,000	7,983,197
		50,140,403
Interactive Media & Services–1.12%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	3,715,000	3,835,737
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	3,456,000	3,637,440
6.63%, 08/15/2027(b)	4,885,000	5,129,250
		12,602,427
Leisure Products–0.21%
Mattel, Inc., 6.75%, 12/31/2025(b)	2,291,000	2,359,730
Managed Health Care–0.65%
Centene Corp., 5.38%, 06/01/2026(b)	2,317,000	2,482,781
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	2,596,000	2,657,655
WellCare Health Plans, Inc., 5.38%, 08/15/2026(b)	2,017,000	2,155,669
		7,296,105
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco High Yield Fund

	Principal Amount	Value
Metal & Glass Containers–0.38%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	$ 1,244,000	$ 1,302,313
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	3,335,000	3,026,512
		4,328,825
Movies & Entertainment–1.40%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	4,931,000	4,702,941
6.13%, 05/15/2027	3,123,000	2,896,583
Netflix, Inc.,
5.75%, 03/01/2024	3,897,000	4,291,571
5.88%, 11/15/2028	3,414,000	3,827,947
		15,719,042
Multi-line Insurance–0.08%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	826,000	891,564
Oil & Gas Drilling–2.18%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	1,582,000	909,650
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	2,797,000	2,622,188
Noble Holding International Ltd., 7.75%, 01/15/2024	6,223,000	4,169,410
Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	712,000	706,660
5.25%, 11/15/2024	3,608,000	3,111,900
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	3,016,000	3,106,480
5.88%, 04/15/2026	2,638,000	2,773,197
Transocean, Inc., 7.50%, 04/15/2031	4,178,000	3,253,617
Valaris PLC, 7.75%, 02/01/2026	6,042,000	3,865,672
		24,518,774
Oil & Gas Equipment & Services–0.56%
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	2,651,000	1,683,385
McDermott Technology Americas Inc. / McDermott Technology US Inc., 10.63%, 05/01/2024(b)	1,817,000	1,290,070
SESI, L.L.C., 7.13%, 12/15/2021	4,685,000	3,326,350
		6,299,805
Oil & Gas Exploration & Production–7.57%
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	4,679,000	4,737,487
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	2,363,000	2,114,885
California Resources Corp., 8.00%, 12/15/2022(b)	4,503,000	2,611,740
	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Callon Petroleum Co.,
6.13%, 10/01/2024	$ 5,881,000	$ 5,733,975
6.38%, 07/01/2026	1,434,000	1,398,150
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	5,529,000	5,556,645
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	2,100,000	1,921,500
5.50%, 05/01/2022	3,015,000	1,296,450
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	3,430,000	1,509,200
Genesis Energy L.P. / Genesis Energy Finance Corp., 6.25%, 05/15/2026	5,250,000	5,042,047
Gulfport Energy Corp.,
6.63%, 05/01/2023	2,288,000	1,864,720
6.00%, 10/15/2024	3,518,000	2,576,935
Jagged Peak Energy LLC, 5.88%, 05/01/2026	5,732,000	5,780,722
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	4,021,000	4,081,315
Oasis Petroleum, Inc.,
6.88%, 03/15/2022	1,100,000	1,028,500
6.88%, 01/15/2023	6,399,000	5,823,090
QEP Resources, Inc.,
5.25%, 05/01/2023	1,561,000	1,373,680
5.63%, 03/01/2026	7,166,000	5,840,290
Range Resources Corp., 5.88%, 07/01/2022	3,337,000	3,211,863
SM Energy Co.,
6.13%, 11/15/2022	3,470,000	3,244,450
6.63%, 01/15/2027	2,115,000	1,808,325
Southwestern Energy Co.,
7.50%, 04/01/2026	5,060,000	4,453,812
7.75%, 10/01/2027	1,800,000	1,575,000
Whiting Petroleum Corp.,
6.25%, 04/01/2023	4,156,000	3,283,240
6.63%, 01/15/2026	2,000,000	1,457,400
WPX Energy, Inc., 5.25%, 09/15/2024	5,752,000	5,867,040
		85,192,461
Oil & Gas Refining & Marketing–0.94%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	1,084,000	1,032,510
NuStar Logistics, L.P., 6.00%, 06/01/2026	4,647,000	4,995,525
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	4,302,000	4,533,233
		10,561,268
Oil & Gas Storage & Transportation–1.55%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 01/15/2028(b)	6,616,000	6,037,100
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer Operating, L.P., Series A, 6.25%(e)	$ 2,077,000	$ 1,937,799
Plains All American Pipeline, L.P., Series B, 6.13%(e)	3,351,000	3,188,544
SemGroup Corp., 6.38%, 03/15/2025	4,176,000	3,967,200
Williams Cos., Inc. (The), 7.88%, 09/01/2021	2,127,000	2,349,364
		17,480,007
Other Diversified Financial Services–1.55%
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	3,100,000	3,003,125
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	3,757,000	3,977,498
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	3,753,000	3,959,415
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	5,013,000	5,174,920
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	1,316,000	1,359,593
		17,474,551
Packaged Foods & Meats–1.01%
B&G Foods, Inc., 5.25%, 04/01/2025	3,737,000	3,803,519
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	4,218,000	4,479,516
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	2,964,000	3,086,265
		11,369,300
Paper Packaging–0.18%
Trivium Packaging Finance B.V. (Netherlands),
5.50%, 08/15/2026(b)	1,162,000	1,231,720
8.50%, 08/15/2027(b)	708,000	762,870
		1,994,590
Paper Products–0.93%
Mercer International, Inc. (Germany),
7.75%, 12/01/2022	414,000	425,385
6.50%, 02/01/2024	3,623,000	3,745,276
5.50%, 01/15/2026	1,263,000	1,250,623
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	4,856,000	5,013,820
		10,435,104
Pharmaceuticals–2.57%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,613,000	2,965,755
	Principal Amount	Value
Pharmaceuticals–(continued)
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	$ 3,145,000	$ 3,247,212
5.50%, 11/01/2025(b)	2,570,000	2,704,874
9.00%, 12/15/2025(b)	3,441,000	3,871,125
5.75%, 08/15/2027(b)	1,092,000	1,173,900
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	5,715,000	3,800,475
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	5,571,000	5,508,326
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	2,346,000	2,193,510
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	3,600,000	3,438,000
		28,903,177
Publishing–0.60%
Meredith Corp., 6.88%, 02/01/2026	6,417,000	6,802,020
Restaurants–0.81%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	5,260,000	5,444,100
IRB Holding Corp., 6.75%, 02/15/2026(b)	3,682,000	3,709,615
		9,153,715
Security & Alarm Services–0.36%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	3,983,000	4,062,660
Specialized Consumer Services–0.53%
ServiceMaster Co., LLC (The), 7.45%, 08/15/2027	5,389,000	6,001,999
Specialized REITs–0.64%
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	355,000	368,313
Iron Mountain, Inc.,
5.75%, 08/15/2024	4,067,000	4,128,005
5.25%, 03/15/2028(b)	2,545,000	2,653,162
		7,149,480
Specialty Chemicals–0.94%
Element Solutions, Inc., 5.88%, 12/01/2025(b)	3,778,000	3,966,900
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	3,689,000	3,790,448
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	4,162,000	2,790,621
		10,547,969
Steel–0.85%
AK Steel Corp., 7.63%, 10/01/2021	1,600,000	1,598,000
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	5,320,000	5,346,600
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco High Yield Fund

	Principal Amount	Value
Steel–(continued)
United States Steel Corp., 6.88%, 08/15/2025	$ 2,763,000	$ 2,636,040
		9,580,640
Technology Hardware, Storage & Peripherals–0.52%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	5,499,000	5,797,187
Textiles–0.43%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	5,094,000	4,801,095
Trading Companies & Distributors–1.71%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)	3,288,000	3,522,270
BMC East, LLC, 5.50%, 10/01/2024(b)	5,284,000	5,501,965
H&E Equipment Services, Inc., 5.63%, 09/01/2025	2,818,000	2,962,422
United Rentals North America, Inc.,
5.50%, 07/15/2025	714,000	747,023
5.88%, 09/15/2026	2,113,000	2,274,116
6.50%, 12/15/2026	1,487,000	1,622,689
5.25%, 01/15/2030	2,478,000	2,657,655
		19,288,140
Trucking–1.10%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)	3,890,000	3,972,663
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	9,407,000	8,395,747
		12,368,410
Wireless Telecommunication Services–3.03%
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	1,698,000	967,860
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	1,602,000	312,390
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)	1,873,000	1,676,335
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	3,188,000	3,279,655
Sprint Capital Corp., 8.75%, 03/15/2032	1,744,000	2,188,685
Sprint Communications, Inc., 11.50%, 11/15/2021	3,000,000	3,532,500
Sprint Corp.,
7.25%, 09/15/2021	6,482,000	6,988,892
7.88%, 09/15/2023	9,559,000	10,777,773
7.63%, 02/15/2025	2,028,000	2,273,895
7.63%, 03/01/2026	1,837,000	2,068,921
		34,066,906
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,034,636,718)		1,025,727,186
	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–0.51%(g)
Diversified Banks–0.22%
Erste Group Bank AG (Austria), REGS, 6.50%(b)(e)	EUR	2,000,000	$ 2,518,538
Food Retail–0.22%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	2,350,000	2,482,648
Paper Packaging–0.05%
M&G Finance Luxembourg S.A. (Italy), 5.30%(c)(e)	EUR	4,100,000	540,733
Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	200,000	212,677
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,969,749)			5,754,596
U.S. Treasury Securities–0.25%
U.S. Treasury Bills–0.25%
1.80% - 1.83%, 12/19/2019 (Cost $2,822,922)(h)(i)		$ 2,840,000	2,824,036
	Shares
Common Stocks & Other Equity Interests–0.01%
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(d)(j)		4,130,550	24,783
Integrated Telecommunication Services–0.00%
Ventelo, Inc. (United Kingdom)(d)(j)		73,021	0
Leisure Products–0.00%
HF Holdings, Inc.(d)(j)		36,820	0
Other Diversified Financial Services–0.01%
Adelphia Recovery Trust, Series ACC1(k)		4,846,549	485
Adelphia Recovery Trust, Series Arahova(k)		2,211,702	28,752
			29,237
Total Common Stocks & Other Equity Interests (Cost $9,361,768)			54,020
Money Market Funds–5.54%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(l)		21,778,253	21,778,253
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(l)		15,715,568	15,721,854
Invesco Treasury Portfolio, Institutional Class, 1.98%(l)		24,889,432	24,889,432
Total Money Market Funds (Cost $62,389,539)			62,389,539
Options Purchased–0.07%
(Cost $878,939)(m)			751,874
TOTAL INVESTMENTS IN SECURITIES–97.53% (Cost $1,117,059,635)			1,097,501,251
OTHER ASSETS LESS LIABILITIES—2.47%			27,777,958
NET ASSETS–100.00%			$1,125,279,209
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco High Yield Fund

Investment Abbreviations:
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $529,862,625, which represented 47.09% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2019 was $540,733, which represented less than 1% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1M.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	Non-income producing security.
(k)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(m)	The table below details options purchased: See Note 1K and Note 1L:
Portfolio Composition†
By credit quality, based on total investments
as of August 31, 2019
AAA	0.26%
BBB	4.89
BB	46.05
B	39.00
CCC	8.94
CC	0.03
Non-Rated	0.83
† Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
USD versus EUR	Put	Goldman Sachs & Co.	10/03/2019	EUR	1.11	USD	23,199,000	$ 271,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco High Yield Fund

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk
7 Year Interest Rate Swpation	Put	Goldman Sachs & Co.	1.55%	Receive	3 Month USD LIBOR	Quarterly	11/27/2019	$84,200,000	$358,418

Open Over-The-Counter Credit Default Swaptions Purchased
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Notional Value	Value
Credit Risk
Citibank, N.A.	Put	1.00%	Markit CDX North America High Yield Index, Series 32, Version 1	(5.00)%	Quarterly	10/16/2019	3.4158	$121,900,000	$122,283
Total Options Purchased (Cost $878,939)									$751,874

(a)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
7 Year Interest Rate Swpation	Call	Goldman Sachs & Co.	1.05%	Receive	3 Month USD LIBOR	Quarterly	11/27/2019	$(401,409)	$(84,200,000)	$(388,004)	$13,405

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
11/29/2019	Goldman Sachs & Co.	EUR	8,743,418	USD	9,776,173	$103,849
11/29/2019	Goldman Sachs & Co.	GBP	852,762	USD	1,045,932	4,773
Total Forward Foreign Currency Contracts						$ 108,622

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 32, Version 1	Buy	(5.00)%	Quarterly	12/20/2023	2.1829%	USD	22,310,000	$ 646,753	$ 1,668,112	$1,021,359
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	12/20/2023	2.1829	USD	22,310,000	(1,702,216)	(1,668,112)	34,104
Credit Risk
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	06/20/2024	3.4158	USD	44,550,000	3,051,675	2,958,996	(92,679)
Total Credit Default Swap Agreements								$ 1,996,212	$ 2,958,996	$ 962,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco High Yield Fund

(a)	Centrally cleared swap agreements collateralized by cash held with Counterparties in the amount of $5,575,622.
(b)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Interest Rate Risk
Pay	3 Month USD LIBOR	Quarterly	1.313%	Semi-Annually	11/29/2026	USD	84,200,000	$(3,311)	$21,407	$24,718

(a)	Centrally cleared swap agreements collateralized by cash held with Counterparties in the amount of $5,575,622.

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
LIBOR	—London Interbank Offered Rate
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco High Yield Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,054,670,096)	$1,035,111,712
Investments in affiliated money market funds, at value (Cost $62,389,539)	62,389,539
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	108,622
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	5,575,622
Foreign currencies, at value (Cost $9,383,734)	9,386,071
Receivable for:
Investments matured, at value (Cost $30,812,875)	0
Dividends	83,826
Fund shares sold	484,106
Investments sold	7,908,191
Interest	19,634,826
Investment for trustee deferred compensation and retirement plans	340,492
Other assets	81,572
Total assets	1,141,104,579
Liabilities:
Other investments:
Options written, at value (premiums received $401,409)	388,004
Variation margin payable — centrally cleared swap agreements	2,135,178
Payable for:
Investments purchased	6,621,601
Dividends	1,124,340
Fund shares reacquired	3,943,423
Amount due custodian	533,771
Accrued fees to affiliates	603,811
Accrued trustees’ and officers’ fees and benefits	3,998
Accrued other operating expenses	50,435
Trustee deferred compensation and retirement plans	420,809
Total liabilities	15,825,370
Net assets applicable to shares outstanding	$1,125,279,209
Net assets consist of:
Shares of beneficial interest	$ 1,316,779,110
Distributable earnings	(191,499,901)
$1,125,279,209
Net Assets:
Class A	$ 676,637,390
Class C	$ 36,268,235
Class Y	$ 80,560,627
Investor Class	$ 79,866,911
Class R5	$ 61,004,422
Class R6	$ 190,941,624
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	166,748,365
Class C	8,960,870
Class Y	19,800,575
Investor Class	19,691,557
Class R5	15,095,851
Class R6	47,155,025
Class A:
Net asset value per share	$ 4.06
Maximum offering price per share (Net asset value of $4.06 ÷ 95.75%)	$ 4.24
Class C:
Net asset value and offering price per share	$ 4.05
Class Y:
Net asset value and offering price per share	$ 4.07
Investor Class:
Net asset value and offering price per share	$ 4.06
Class R5:
Net asset value and offering price per share	$ 4.04
Class R6:
Net asset value and offering price per share	$ 4.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco High Yield Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Interest	$33,993,306
Dividends from affiliated money market funds	540,080
Dividends	174,275
Total investment income	34,707,661
Expenses:
Advisory fees	3,046,979
Administrative services fees	80,786
Custodian fees	11,026
Distribution fees:
Class A	862,490
Class C	186,306
Investor Class	102,143
Transfer agent fees — A, C, Y and Investor	876,784
Transfer agent fees — R5	31,376
Transfer agent fees — R6	5,572
Trustees’ and officers’ fees and benefits	16,755
Registration and filing fees	63,130
Reports to shareholders	34,158
Professional services fees	62,263
Other	11,813
Total expenses	5,391,581
Less: Fees waived and/or expense offset arrangement(s)	(32,141)
Net expenses	5,359,440
Net investment income	29,348,221
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,121,282
Foreign currencies	(225,684)
Forward foreign currency contracts	428,310
Option contracts written	140,185
Swap agreements	193,503
1,657,596
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,837,404
Foreign currencies	(3,788)
Forward foreign currency contracts	162,699
Option contracts written	13,405
Swap agreements	305,395
2,315,115
Net realized and unrealized gain	3,972,711
Net increase in net assets resulting from operations	$33,320,932
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco High Yield Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 29,348,221	$ 60,064,399
Net realized gain	1,657,596	78,303
Change in net unrealized appreciation (depreciation)	2,315,115	(20,698,748)
Net increase in net assets resulting from operations	33,320,932	39,443,954
Distributions to shareholders from distributable earnings:
Class A	(19,211,710)	(34,588,949)
Class C	(899,768)	(3,276,545)
Class Y	(2,572,625)	(5,794,540)
Investor Class	(2,276,315)	(4,750,718)
Class R5	(1,936,660)	(3,788,389)
Class R6	(5,787,708)	(10,543,548)
Total distributions from distributable earnings	(32,684,786)	(62,742,689)
Share transactions–net:
Class A	(8,977,262)	(4,157,866)
Class C	(1,375,875)	(48,996,297)
Class Y	(31,862,268)	(2,683,956)
Investor Class	413,828	(16,578,847)
Class R5	(3,792,385)	(8,938,197)
Class R6	3,936,922	(4,496,115)
Net increase (decrease) in net assets resulting from share transactions	(41,657,040)	(85,851,278)
Net increase (decrease) in net assets	(41,020,894)	(109,150,013)
Net assets:
Beginning of period	1,166,300,103	1,275,450,116
End of period	$1,125,279,209	$ 1,166,300,103
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco High Yield Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$4.05	$ 0.10	$ 0.02	$ 0.12	$ (0.11)	$ —	$ (0.11)	$4.06	3.08%	$ 676,637	1.02% (d)	1.02% (d)	5.00% (d)	26%
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.05	3.28	685,222	1.15	1.15	4.96	34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.07	701,560	1.07	1.08	4.69	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91	828,560	1.00	1.01	5.10	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.43)	744,564	1.03	1.03	5.39	84
Year ended 02/28/15	4.55	0.22	(0.14)	0.08	(0.25)	—	(0.25)	4.38	1.86	1,001,546	1.01	1.01	5.00	110
Class C
Six months ended 08/31/19	4.04	0.09	0.02	0.11	(0.10)	—	(0.10)	4.05	2.70	36,268	1.77 (d)	1.77 (d)	4.25 (d)	26
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	—	(0.18)	4.04	2.50	37,607	1.90	1.90	4.21	34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	—	(0.18)	4.12	2.29	88,812	1.82	1.83	3.94	56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09	101,572	1.75	1.76	4.35	99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.82	(8.18)	92,310	1.78	1.78	4.64	84
Year ended 02/28/15	4.54	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.37	1.08	119,299	1.76	1.76	4.25	110
Class Y
Six months ended 08/31/19	4.07	0.11	0.01	0.12	(0.12)	—	(0.12)	4.07	2.96	80,561	0.77 (d)	0.77 (d)	5.25 (d)	26
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	—	(0.22)	4.07	3.79	112,350	0.90	0.90	5.21	34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	—	(0.22)	4.14	3.09	116,954	0.82	0.83	4.94	56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44	201,080	0.75	0.76	5.35	99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.84	(7.18)	88,893	0.78	0.78	5.64	84
Year ended 02/28/15	4.56	0.23	(0.14)	0.09	(0.26)	—	(0.26)	4.39	2.12	202,304	0.76	0.76	5.25	110
Investor Class
Six months ended 08/31/19	4.05	0.10	0.02	0.12	(0.11)	—	(0.11)	4.06	3.09	79,867	1.02 (d)	1.02 (d)	5.00 (d)	26
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.05	3.31	79,404	1.15	1.15	4.96	34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.11 (e)	97,913	1.01 (e)	1.02 (e)	4.75 (e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95 (e)	105,545	0.96 (e)	0.97 (e)	5.14 (e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.40) (e)	100,212	1.01 (e)	1.01 (e)	5.41 (e)	84
Year ended 02/28/15	4.56	0.23	(0.16)	0.07	(0.25)	—	(0.25)	4.38	1.64 (e)	132,140	0.96 (e)	0.96 (e)	5.05 (e)	110
Class R5
Six months ended 08/31/19	4.04	0.11	0.02	0.13	(0.13)	—	(0.13)	4.04	3.15	61,004	0.68 (d)	0.68 (d)	5.34 (d)	26
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.04	3.59	64,804	0.84	0.84	5.27	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.40	75,185	0.75	0.76	5.01	56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32	88,644	0.66	0.67	5.44	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.15)	86,239	0.69	0.69	5.73	84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	1.96	105,163	0.68	0.68	5.33	110
Class R6
Six months ended 08/31/19	4.05	0.11	0.01	0.12	(0.12)	—	(0.12)	4.05	3.05	190,942	0.58 (d)	0.58 (d)	5.44 (d)	26
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	—	(0.23)	4.05	3.94	186,913	0.75	0.75	5.36	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.49	195,027	0.66	0.67	5.10	56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42	157,367	0.57	0.58	5.53	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.07)	125,310	0.60	0.60	5.82	84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	2.04	112,713	0.60	0.60	5.41	110

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $686,242, $37,059, $88,100, $81,270 , $62,380 and $191,802 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.21%, 0.23% and 0.20% for the years ended February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco High Yield Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
19	Invesco High Yield Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
20	Invesco High Yield Fund

H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
L.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options
21	Invesco High Yield Fund

purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the
22	Invesco High Yield Fund

Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
N.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.53%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $26,499.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to
23	Invesco High Yield Fund

customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $35,373 in front-end sales commissions from the sale of Class A shares and $7,603 and $366 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$1,025,727,186	$ —	$1,025,727,186
Non-U.S. Dollar Denominated Bonds & Notes	—	5,754,596	—	5,754,596
U.S. Treasury Securities	—	2,824,036	—	2,824,036
Common Stocks & Other Equity Interests	29,237	—	24,783	54,020
Money Market Funds	62,389,539	—	—	62,389,539
Options Purchased	—	751,874	—	751,874
Investments Matured	—	—	0	0
Total Investments in Securities	62,418,776	1,035,057,692	24,783	1,097,501,251
Other Investments - Assets*
Forward Foreign Currency Contracts	—	108,622	—	108,622
Swap Agreements	—	1,080,181	—	1,080,181
	—	1,188,803	—	1,188,803
Other Investments - Liabilities*
Options Written	—	(388,004)	—	(388,004)
Swap Agreements	—	(92,679)	—	(92,679)
	—	(480,683)	—	(480,683)
Total Other Investments	—	708,120	—	708,120
Total Investments	$ 62,418,776	$ 1,035,765,812	$24,783	$1,098,209,371

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
24	Invesco High Yield Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$ 1,055,463	$ -	$ 24,718	$ 1,080,181
Unrealized appreciation on forward foreign currency contracts outstanding	-	108,622	-	108,622
Options purchased, at value — OTC	122,283	271,173	358,418	751,874
Total Derivative Assets	1,177,746	379,795	383,136	1,940,677
Derivatives not subject to master netting agreements	(1,055,463)	-	(24,718)	(1,080,181)
Total Derivative Assets subject to master netting agreements	$ 122,283	$379,795	$ 358,418	$ 860,496
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$ (92,679)	$ -	$ -	$ (92,679)
Options written, at value — OTC	-	-	(388,004)	(388,004)
Total Derivative Liabilities	(92,679)	-	(388,004)	(480,683)
Derivatives not subject to master netting agreements	92,679	-	-	92,679
Total Derivative Liabilities subject to master netting agreements	$ -	$ -	$(388,004)	$ (388,004)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Total Assets	Options Written	Net Value of Derivatives	Collateral ((Received)/Pledged)		Net Amount
						Non-Cash	Cash
Citibank, N.A.	$ –	$122,283	$122,283	$ –	$122,283	$–	$ -	$122,283
Goldman Sachs & Co.	108,622	629,591	738,213	(388,004)	350,209	–	–	350,209
Total	$108,622	$751,874	$860,496	$(388,004)	$472,492	$–	$ -	$472,492
Effect of Derivative Investments for the six months ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$ -	$428,310	$ -	$ 428,310
Options written	-	-	140,185	140,185
Swap agreements	193,498	-	5	193,503
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	162,699	-	162,699
Options purchased(a)	(173,324)	71,973	(25,714)	(127,065)
Options written	-	-	13,405	13,405
Swap agreements	280,677	-	24,718	305,395
Total	$ 300,851	$ 662,982	$152,599	$1,116,432

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
25	Invesco High Yield Fund

The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Swap Agreements
Average notional value	$10,892,875	$164,000,000	$23,199,000	$103,050,000	$43,806,667
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,642.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$60,151,503	$76,884,774	$137,036,277

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $283,284,445 and $363,177,521, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
26	Invesco High Yield Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 37,476,261
Aggregate unrealized (depreciation) of investments	(95,739,579)
Net unrealized appreciation (depreciation) of investments	$(58,263,318)
Cost of investments for tax purposes is $1,158,465,590.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	12,245,824	$ 49,889,659	25,858,723	$ 103,785,274
Class C	1,537,497	6,243,041	2,090,715	8,428,988
Class Y	3,524,199	14,390,889	25,840,783	104,305,214
Investor Class	5,822,540	23,683,386	7,727,438	31,014,518
Class R5	1,962,594	7,968,519	3,035,402	12,267,352
Class R6	4,834,758	19,678,667	9,073,020	36,708,703
Issued as reinvestment of dividends:
Class A	3,453,202	14,072,271	6,648,792	26,840,856
Class C	158,284	643,427	595,394	2,397,035
Class Y	467,636	1,910,553	1,109,580	4,502,646
Investor Class	464,820	1,892,672	1,011,065	4,082,371
Class R5	477,035	1,936,633	935,850	3,768,412
Class R6	1,392,725	5,661,468	2,573,626	10,370,646
Automatic conversion of Class C shares to Class A shares:
Class A	583,661	2,376,440	-	-
Class C	(585,098)	(2,376,440)	-	-
Reacquired:
Class A	(18,554,394)	(75,315,632)	(33,374,204)	(134,783,996)
Class C	(1,450,221)	(5,885,903)	(14,958,720)	(59,822,320)
Class Y	(11,829,246)	(48,163,710)	(27,548,353)	(111,491,816)
Investor Class	(6,182,581)	(25,162,230)	(12,859,586)	(51,675,736)
Class R5	(3,374,091)	(13,697,537)	(6,201,655)	(24,973,961)
Class R6	(5,280,327)	(21,403,213)	(12,777,701)	(51,575,464)
Net increase (decrease) in share activity	(10,331,183)	$ (41,657,040)	(21,219,831)	$ (85,851,278)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
27	Invesco High Yield Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,030.80	$5.21	$1,020.01	$ 5.18	1.02%
Class C	1,000.00	1,027.00	9.02	1,016.24	8.97	1.77
Class Y	1,000.00	1,029.60	3.93	1,021.27	3.91	0.77
Investor Class	1,000.00	1,030.90	5.21	1,020.01	5.18	1.02
Class R5	1,000.00	1,031.50	3.47	1,021.72	3.46	0.68
Class R6	1,000.00	1,030.50	2.96	1,022.22	2.95	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
28	Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper High Yield Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in and underweight exposure to certain industries negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

29                         Invesco  High Yield Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

30                         Invesco  High Yield Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Income Fund
Nasdaq:
A: AGOVX ■ C: AGVCX ■ R: AGVRX ■ Y: AGVYX ■ Investor: AGIVX ■ R5: AGOIX
■	R6: AGVSX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:
Andrew Schlossberg
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Income Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	5.06%
Class C Shares	4.79
Class R Shares	4.93
Class Y Shares	5.31
Investor Class Shares	5.08
Class R5 Shares	5.23
Class R6 Shares	5.23
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.02
Source(s): ▼RIMES Technologies Corp.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (4/28/87)	4.83%
10 Years	1.96
5 Years	0.97
1 Year	1.45
Class C Shares
Inception (8/4/97)	3.48%
10 Years	1.65
5 Years	1.10
1 Year	4.12
Class R Shares
Inception (6/3/02)	3.02%
10 Years	2.14
5 Years	1.61
1 Year	5.64
Class Y Shares
Inception (10/3/08)	3.03%
10 Years	2.68
5 Years	2.12
1 Year	6.17
Investor Class Shares
Inception (9/30/03)	3.07%
10 Years	2.43
5 Years	1.90
1 Year	5.96
Class R5 Shares
Inception (4/29/05)	3.58%
10 Years	2.78
5 Years	2.22
1 Year	6.09
Class R6 Shares
10 Years	2.48%
5 Years	2.02
1 Year	6.09
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (4/28/87)	4.80%
10 Years	1.96
5 Years	0.78
1 Year	0.20
Class C Shares
Inception (8/4/97)	3.44%
10 Years	1.65
5 Years	0.93
1 Year	2.82
Class R Shares
Inception (6/3/02)	2.96%
10 Years	2.16
5 Years	1.42
1 Year	4.34
Class Y Shares
Inception (10/3/08)	2.91%
10 Years	2.67
5 Years	1.92
1 Year	4.74
Investor Class Shares
Inception (9/30/03)	3.00%
10 Years	2.43
5 Years	1.71
1 Year	4.53
Class R5 Shares
Inception (4/29/05)	3.50%
10 Years	2.78
5 Years	2.05
1 Year	4.78
Class R6 Shares
10 Years	2.46%
5 Years	1.79
1 Year	4.67
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.08%, 1.83%, 1.33%, 0.83%, 1.02%, 0.73% and 0.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
4	Invesco Income Fund

Schedule of Investments
August 31, 2019
(Unaudited)
Principal Amount		Value
Asset-Backed Securities–69.87%
Adagio V CLO DAC, Series V-X, Class E, 3.20% (3 mo. EURIBOR + 3.20%), 10/15/2031(a)(b)	$ 4,000,000	$ 4,322,074
Avis Budget Rental Car Funding AESOP LLC,
Series 2012-1A, Class A, 4.83%, 11/20/2022(a)	5,000,000	5,187,271
Series 2012-1A, Class A, 4.95%, 03/20/2025(a)	3,000,000	3,246,368
Avoca CLO XX DAC, Series 20A, Class D1, 3.90% (3 mo. EURIBOR + 3.90%), 07/15/2032(a)(b)	2,675,000	2,985,095
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.97%, 09/15/2048(c)	18,598,469	775,004
Bank, Series 2018-BN14, Class E, 3.00%, 09/15/2060(a)(c)	5,750,000	4,990,434
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 4.25%, 01/25/2035(c)	536,835	556,100
Benchmark Mortgage Trust,
Series 2018-B6, Class E, 3.27%, 10/10/2051(a)(c)	8,000,000	7,033,389
Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	4,928,953
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(c)(d)	5,383,438	5,672,105
CAL Funding II Ltd., Series 2018-2A, Class B, 5.22%, 09/25/2043(a)	3,633,333	3,760,316
CAL Funding III Ltd., Series 2018-1A, Class B, 4.80%, 02/25/2043(a)	1,700,000	1,757,564
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052 (Acquired 04/16/2019; Cost $4,415,354)(a)(c)	4,517,000	4,597,754
Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.30%, 06/15/2043(a)	864,878	889,938
Cerberus Loan Funding XXV L.P., 6.10% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(b)	2,100,000	2,024,789
Cerberus Loan Funding XXVI L.P., Series 2019-1A, Class D, 7.47% (3 mo. USD LIBOR + 4.85%), 04/15/2031(a)(b)	2,500,000	2,515,007
Chase Mortgage Trust,
Series 2016-1, Class M3, 3.75%, 04/25/2045(a)(c)	2,399,786	2,471,183
Series 2016-2, Class M3, 3.75%, 12/25/2045(a)(c)	3,039,997	3,148,890
Principal Amount		Value
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D, 4.57%, 04/10/2023(a)(c)	$ 4,885,000	$ 5,088,497
Series 2014-GC25, Class C, 4.68%, 10/10/2047(c)	4,000,000	4,284,695
Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,727,468
Commercial Mortgage Trust,
Series 2014-CR16, Class C, 5.09%, 04/10/2047(c)	10,000,000	10,828,834
Series 2014-CR19, Class C, 4.87%, 08/10/2024(c)	4,578,800	4,927,494
Series 2014-UBS4, Class C, 4.80%, 07/10/2024(c)	5,000,000	5,271,865
Series 2015-CR24, Class B, 4.52%, 08/10/2048(c)	6,800,000	7,463,987
Series 2015-CR26, Class C, 4.63%, 10/10/2048(c)	4,000,000	4,347,243
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class D, 4.29%, 09/15/2050(a)(c)	6,304,000	6,215,667
Series 2018-C14, Class E, 5.06%, 11/15/2051(a)(c)	4,548,000	4,336,750
CVC Cordatus Loan Fund XIV DAC, Series 14A, Class C1, 2.65% (3 mo. EURIBOR + 2.65%), 05/22/2032(a)(b)	1,000,000	1,110,277
DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(a)	3,152,100	3,349,788
Diamond CLO Ltd., Series 2019-1A, Class D, 7.37% (3 mo. USD LIBOR + 4.75%), 04/25/2029(a)(b)	3,000,000	3,013,351
Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.55%, 09/25/2048(a)(c)	1,670,600	1,845,680
Series 2018-5, Class B2, 4.55%, 09/25/2048(a)(c)	2,001,771	2,167,241
Series 2018-6RR, Class B2, 5.04%, 10/25/2048(a)(c)	2,954,820	3,330,622
Series 2018-6RR, Class B3, 5.04%, 10/25/2048(a)(c)	2,954,820	3,250,927
GPT Mortgage Trust, Series 2018-GPP, Class D, 4.05% (1 mo. USD LIBOR + 1.85%), 06/15/2035(a)(b)	2,500,000	2,476,839
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.74%, 10/10/2032(a)(c)	5,050,000	5,158,169
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 6.12% (1 mo. USD LIBOR + 3.92%), 07/15/2021(a)(b)	3,000,000	3,028,610
GS Mortgage Securities Trust, Series 2019-GC40, Class A4, 3.16%, 07/10/2052	4,155,000	4,471,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Income Fund

Principal Amount		Value
Hertz Vehicle Financing II L.P.,
Series 2016-4A, Class C, 5.06%, 07/25/2022(a)	$ 6,000,000	$ 6,184,963
Series 2017-2A, Class C, 5.31%, 10/25/2023(a)	5,000,000	5,303,104
Series 2019-1A, Class B, 4.10%, 03/25/2023(a)	2,500,000	2,589,465
Series 2019-1A, Class C, 4.99%, 03/25/2023(a)	500,000	520,515
Home Partners of America Trust, Series 2017-1, Class E, 4.83% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(b)	5,000,000	5,017,773
Homeward Opportunities Fund I Trust, Series 2018-1, Class M1, 4.55%, 06/25/2048(a)(c)	4,000,000	4,141,927
Invitation Homes Trust,
Series 2017-SFR2, Class E, 4.43% (1 mo. USD LIBOR + 2.25%), 12/17/2036(a)(b)	1,874,295	1,877,929
Series 2018-SFR1, Series E, 4.18% (1 mo. USD LIBOR + 2.00%), 03/17/2037(a)(b)	6,056,172	6,067,035
Series 2018-SFR2, Class E, 4.20% (1 mo. USD LIBOR + 2.00%), 06/17/2037(a)(b)	5,000,000	5,008,648
Series 2018-SFR4, Series E, 4.13% (1 mo. USD LIBOR + 1.95%), 01/17/2038(a)(b)	4,000,000	4,019,870
Series 2018-SFR4, Series F, 4.38% (1 mo. USD LIBOR + 2.20%), 01/17/2038(a)(b)	4,000,000	3,993,898
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(a)	6,370,000	6,881,730
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, 4.61% (1 mo. USD LIBOR + 2.41%), 06/15/2020(a)(b)	2,000,000	2,006,390
Series 2018-PHH, Class F, 5.21% (1 mo. USD LIBOR + 3.01%), 06/15/2020(a)(b)	2,000,000	2,009,129
Series 2018-WPT, Class DFL, 4.49% (1 mo. USD LIBOR + 2.25%), 07/05/2033(a)(b)	3,000,000	3,006,451
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class D, 4.03%, 12/15/2024(a)(c)	4,000,000	3,936,470
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	3,004,803
Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,730,794
Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.25%, 12/15/2051(c)	5,000,000	5,829,959
Principal Amount		Value
New Residential Mortgage Loan Trust,
Series 2018-NQM1, Class B1, 5.28%, 11/25/2048(a)(c)	$ 4,184,000	$ 4,460,054
Series 2018-NQM1, Class M1, 4.62%, 11/25/2048(a)(c)	4,000,000	4,129,805
Progress Residential Trust,
Series 2017-SFR2, Class D, 3.60%, 12/17/2034(a)	3,413,000	3,465,034
Series 2017-SFR2, Class E, 4.14%, 12/17/2034(a)	3,000,000	3,064,830
Series 2018-SFR1, Class F, 4.78%, 03/17/2035(a)	525,000	539,125
Series 2018-SFR2, Class E, 4.66%, 08/17/2035(a)	3,000,000	3,122,355
Series 2018-SFR3, Class D, 4.43%, 10/17/2035(a)	7,000,000	7,344,382
Series 2019-SFR1, Class E, 4.47%, 08/17/2035(a)	5,000,000	5,243,550
Residential Mortgage Loan Trust, Series 2019-1, Class A1, 4.59%, 10/25/2058(a)(c)	5,000,000	5,112,424
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(c)	3,000,000	3,061,704
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class DT1, 4.50%, 10/17/2050(a)	1,679,983	1,703,316
Starwood Mortgage Residential Trust, Series IMC2, Class A3, 4.38%, 10/25/2048(a)(c)	3,863,948	3,973,622
Taco Bell Funding, LLC, Series 2018-1A, Class A2I, 4.32%, 11/25/2048(a)	4,466,250	4,658,343
Textainer Marine Containers V Ltd., Series 2017-2A, Class B, 4.75%, 06/20/2042(a)	1,824,691	1,881,747
Textainer Marine Containers VII Ltd., Series 2018-1A, Class B, 4.93%, 07/20/2043(a)	1,244,700	1,275,807
Thunderbolt II Aircraft Lease Ltd., Series 2018-A, Class B, 5.07%, 09/15/2038(a)(c)(d)	4,672,619	4,819,847
Tricon American Homes Trust, Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	2,000,000	2,146,849
Triton Container Finance VI LLC, Series 2018-2A, Class A, 5.05%, 06/22/2043(a)	3,975,000	4,137,826
Verus Securitization Trust,
Series 2018, Class A3, 4.71%, 10/25/2058(a)(c)	4,413,593	4,527,065
Series 2018-2, Class B1, 4.43%, 06/01/2058(a)(c)	5,000,000	5,097,814
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Income Fund

Principal Amount		Value
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(c)	$ 6,000,000	$ 5,779,642
Series 2015-C28, Class B, 4.25%, 05/15/2048(c)	7,100,000	7,584,410
Series 2015-NXS2, Class D, 4.39%, 07/15/2025(c)	6,000,000	6,102,549
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,641,987
Wendy’s Funding LLC, Series 2015-1A, Class A23, 4.50%, 06/15/2045(a)	4,812,500	5,068,156
Total Asset-Backed Securities (Cost $314,518,941)		329,631,003
U.S. Dollar Denominated Bonds & Notes–9.68%
Airlines–0.43%
Latam Finance Ltd. (Chile), 7.00%, 03/01/2026(a)	1,970,000	2,051,282
Aluminum–0.42%
Press Metal (Labuan) Ltd. (Malaysia), REGS, 4.80%, 10/30/2022(a)	2,000,000	1,974,088
Diversified Banks–1.93%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), 5.95% (5yr. U.S. Treasury Yield Curve Rate + 3.00%), 10/01/2028(a)(b)	5,000,000	5,337,550
Industrial Senior Trust (Guatemala), REGS, 5.50%, 11/01/2022(a)	2,500,000	2,598,750
Lloyds Banking Group PLC (United Kingdom), 7.50%(e)	1,110,000	1,149,799
		9,086,099
Diversified Capital Markets–0.56%
Credit Suisse Group AG (Switzerland), 7.25%(a)(e)	2,500,000	2,663,488
Electric Utilities–0.55%
Inkia Energy Ltd. (Peru), REGS, 5.88%, 11/09/2027(a)	2,500,000	2,606,275
Integrated Oil & Gas–0.84%
Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026	3,750,000	3,946,166
Marine–0.43%
Hidrovias International Finance SARL (Brazil), REGS, 5.95%, 01/24/2025(a)	2,000,000	2,019,600
Oil & Gas Exploration & Production–0.45%
Canacol Energy Ltd. (Colombia), REGS, 7.25%, 05/03/2025(a)	2,000,000	2,105,020
Oil & Gas Refining & Marketing–0.40%
Puma International Financing S.A. (Singapore), REGS, 5.13%, 10/06/2024(a)	2,000,000	1,875,300
Principal Amount		Value
Packaged Foods & Meats–0.65%
NBM US Holdings, Inc. (Brazil), REGS, 7.00%, 05/14/2026(a)	$ 3,000,000	$ 3,072,855
Paper Products–0.74%
Suzano Austria GmbH (Brazil), 7.00%, 03/16/2047(a)	3,000,000	3,491,610
Real Estate Development–1.16%
Country Garden Holdings Co. Ltd. (China), REGS, 5.13%, 01/17/2025(a)	3,000,000	2,887,949
Longfor Group Holdings Ltd. (China), REGS, 4.50%, 01/16/2028(a)	2,500,000	2,601,921
		5,489,870
Sovereign Debt–1.12%
Dominican Republic International Bond (Dominican Repubic), REGS, 6.88%, 01/29/2026(a)	2,500,000	2,862,500
Oman Government International Bond (Oman), REGS, 4.75%, 06/15/2026(a)	2,500,000	2,429,737
		5,292,237
Total U.S. Dollar Denominated Bonds & Notes (Cost $43,884,812)		45,673,890

Agency Credit Risk Transfer Notes–8.63%
Cadogan Square CLO XIII DAC, (Ireland), Series 13A, 2.60%, (3 mo. EURIBOR + 2.60%) 01/15/2032(a)(b)	2,400,000	2,665,692
Fannie Mae Connecticut Avenue Securities
7.65% (1 mo. USD LIBOR + 5.50%), 09/25/2029(b)	3,825,000	4,465,424
5.70% (1 mo. USD LIBOR + 3.55%), 07/25/2030(b)	5,000,000	5,192,606
4.35% (1 mo. USD LIBOR + 2.20%), 08/25/2030(b)	1,400,000	1,411,250
6.65% (1 mo. USD LIBOR + 4.50%), 12/25/2030(b)	3,500,000	3,831,680
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class B1, STACR® Debt Notes, 7.42%, (1 mo. USD LIBOR + 5.15%) 10/25/2029(b)	805,000	918,009
Series 2018-HQA1, Class M2, STACR®, 4.45%, (1 mo. USD LIBOR + 2.30%) 09/25/2030(b)	5,000,000	5,041,956
Series 2018-HRP2, Class M3, STACR® Debt Notes, 4.55%, (1 mo. USD LIBOR + 2.40%) 02/25/2047(a)(b)	5,000,000	5,114,754
Series 2018-SPI3, Class M1, STACR®, 4.16%, 08/25/2048(a)(c)	2,026,795	2,043,608
Golub Capital Partners CLO 34M Ltd., (Cayman Islands), Series 2017 A, Class 34 M, 5.94%, (3 mo. USD LIBOR + 3.65%) 03/14/2031(a)(b)	5,000,000	5,013,308
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Income Fund

Principal Amount		Value

Strata CLO I Ltd., (Cayman Islands), Series 1A, Class D, 6.36%, (3 mo. USD LIBOR + 4.06%) 01/15/2031(a)(b)	$ 5,000,000	$ 5,007,611
Total Agency Credit Risk Transfer Notes (Cost $40,307,039)		40,705,898
Shares
Preferred Stocks–4.79%
Mortgage REITs–4.79%
Annaly Capital Management, Inc., 6.50%, Series G, Pfd.	100,000	2,473,000
Dynex Capital Inc., 7.63%, Series B, Pfd.	150,000	3,739,500
New Residential Investment Corp., 7.13%, Series B, Pfd.	72,635	1,821,686
New York Mortgage Trust, Inc., 7.88%, Series C, Pfd.	100,000	2,497,000
New York Mortgage Trust, Inc., 8.00%, Series D, Pfd.	175,000	4,366,250
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.	100,000	2,579,000
Two Harbors Investment Corp., 7.25%, Series C, Pfd.	200,000	5,110,000
Total Preferred Stocks (Cost $22,400,970)		22,586,436
Principal Amount
U.S. Treasury Securities–3.29%
U.S. Treasury Bills–0.69%
1.80% - 1.83%, 12/19/2019(f)(g)(h)	$ 3,275,000	3,256,591
U.S. Treasury Notes–2.60%
2.38%, 05/15/2029	2,000,000	2,156,562
1.63%, 08/15/2029	10,000,000	10,115,430
		12,271,992
Total U.S. Treasury Securities (Cost $15,342,933)		15,528,583
Shares
Common Stocks & Other Equity Interests–2.58%
Mortgage REITs–2.58%
Blackstone Mortgage Trust, Inc., Class A	150,000	5,220,000
New Residential Investment Corp.	275,000	3,869,250
New York Mortgage Trust, Inc.	500,000	3,075,000
		12,164,250
Total Common Stocks & Other Equity Interests (Cost $13,351,472)		12,164,250
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.43%
Collateralized Mortgage Obligations–0.00%
Fannie Mae REMICs
2.25%, 02/25/2021	$ 2,735	2,724
4.00%, 02/25/2040	6,935	6,943
		9,667
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.01%
10.00%, 04/01/2020	$ 890	$ 893
4.50%, 09/01/2020	4,596	4,597
9.50%, 11/01/2020 to 04/01/2025	7,045	7,200
10.50%, 01/01/2021	54	55
9.00%, 06/01/2021 to 04/01/2025	39,543	42,379
6.50%, 06/01/2029 to 08/01/2032	4,414	4,993
7.00%, 03/01/2032 to 05/01/2032	1,375	1,474
		61,591
Federal National Mortgage Association (FNMA)–0.05%
7.00%, 09/01/2019 to 02/01/2032	2,079	2,134
5.00%, 03/01/2020	7,624	7,865
5.50%, 03/01/2021	22	22
10.00%, 12/20/2021	1,444	1,462
9.50%, 08/01/2022	191	192
6.00%, 04/01/2024	380	418
6.75%, 07/01/2024	135,269	149,906
9.96%, 04/20/2025	3,175	3,221
6.95%, 07/01/2025 to 10/01/2025	30,225	30,376
6.50%, 01/01/2026 to 10/01/2036	7,777	8,711
8.00%, 10/01/2029	34	39
		204,346
Government National Mortgage Association (GNMA)–0.37%
9.00%, 10/15/2019 to 04/15/2021	114	114
8.00%, 01/15/2020 to 02/15/2036	709,767	809,162
9.50%, 08/15/2020 to 03/15/2023	2,145	2,151
7.00%, 01/15/2023 to 12/15/2036	603,437	640,126
6.50%, 07/15/2024 to 09/15/2032	85,320	88,538
10.00%, 07/15/2024	308	309
6.95%, 07/20/2025 to 11/20/2026	170,878	178,194
6.00%, 11/15/2031	765	842
8.50%, 01/15/2037	16,525	16,992
		1,736,428
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,928,603)		2,012,032
	Shares
Money Market Funds–0.61%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(i)	1,717,992	1,717,992
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Income Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 1.98%(i)	1,145,328	$ 1,145,328
Total Money Market Funds (Cost $2,863,320)		2,863,320
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $454,598,090)		471,165,412
OTHER ASSETS LESS LIABILITIES—0.12%		569,682
NET ASSETS–100.00%		$471,735,094
Investment Abbreviations:
CLO	– Collateralized Loan Obligation
EURIBOR	– Euro Interbank Offered Rate
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
STACR ®	– Structured Agency Credit Risk
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $327,610,092, which represented 69.45% of the Fund’s Net Assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(c)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified date.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1K.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
Asset-Backed Securities	69.87%
U.S. Dollar Denominated Bonds & Notes	9.68
Agency Credit Risk Transfer Notes	8.63
Preferred Stocks	4.79
U.S. Treasury Securities	3.29
Common Stocks & Other Equity Interests	2.58
Security Types Each Less Than 1% of Portfolio	0.43
Money Market Funds Plus Other Assets Less Liabilities	0.73

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	281	December-2019	$(37,012,969)	$78,361	$78,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
11/15/2019	Citibank N.A.	EUR	2,610,861	USD	2,946,231	$ 60,830
11/29/2019	Goldman Sachs & International	EUR	7,185,213	USD	8,033,915	85,341
Total Forward Foreign Currency Contracts						$146,171

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00%	Quarterly	06/20/2024	3.42%	USD	49,500,000	$3,168,209	$3,287,774	$119,565

(a)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Barclays Bank PLC	Markit CMBX North America BBB-Index, Series 7	Sell	3.00%	Monthly	01/17/2047	3.59%	$10,000,000	$(330,933)	$(224,062)	$ 106,871
JP Morgan Securities LLC	Markit CMBX North America AAA - Index Series 12, Version 1	Sell	0.50%	Monthly	08/17/2061	0.53%	$25,000,000	$ (90,686)	$ (63,255)	$ 27,431
Morgan Stanley & Co International PLC	Markit CMBX North America BBB-Index, Series 7	Sell	3.00%	Monthly	01/17/2047	3.59%	$10,000,000	$(345,559)	$(224,062)	$121,497
Subtotal								(767,178)	(511,379)	255,799
Open Over-The-Counter Credit Default Swap Agreements								$ (767,178)	$(511,379)	$255,799

(a)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
EUR	—Euro
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Income Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $451,734,770)	$468,302,092
Investments in affiliated money market funds, at value (Cost $2,863,320)	2,863,320
Other investments:
Unrealized appreciation on swap agreements — OTC	255,799
Unrealized appreciation on forward foreign currency contracts outstanding	146,171
Deposits with brokers:
Cash collateral — OTC Derivatives	630,000
Foreign currencies, at value (Cost $35,551)	35,560
Receivable for:
Principal paydowns	2,041
Swap receivables - OTC	9,932
Dividends	94,268
Fund shares sold	103,413
Investments sold	588,273
Interest	2,128,282
Investment for trustee deferred compensation and retirement plans	236,489
Other assets	61,349
Total assets	475,456,989
Liabilities:
Other investments:
Variation margin payable - futures contracts	26,344
Variation margin payable — centrally cleared swap agreements	9,767
Premiums received on swap agreements — OTC	767,178
Payable for:
Investments purchased	1,566,376
Dividends	125,884
Fund shares reacquired	409,688
Amount due custodian	56,826
Accrued fees to affiliates	343,989
Accrued trustees’ and officers’ fees and benefits	3,083
Accrued other operating expenses	157,744
Trustee deferred compensation and retirement plans	255,016
Total liabilities	3,721,895
Net assets applicable to shares outstanding	$471,735,094
Net assets consist of:
Shares of beneficial interest	$495,273,374
Distributable earnings	(23,538,280)
$471,735,094
Net Assets:
Class A	$418,495,372
Class C	$ 10,351,527
Class R	$ 6,364,474
Class Y	$ 10,233,789
Investor Class	$ 25,301,948
Class R5	$ 952,104
Class R6	$ 35,880
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	47,987,338
Class C	1,186,941
Class R	728,942
Class Y	1,171,346
Investor Class	2,897,693
Class R5	109,176
Class R6	4,116
Class A:
Net asset value per share	$ 8.72
Maximum offering price per share (Net asset value of $8.72 ÷ 95.75%)	$ 9.11
Class C:
Net asset value and offering price per share	$ 8.72
Class R:
Net asset value and offering price per share	$ 8.73
Class Y:
Net asset value and offering price per share	$ 8.74
Investor Class:
Net asset value and offering price per share	$ 8.73
Class R5:
Net asset value and offering price per share	$ 8.72
Class R6:
Net asset value and offering price per share	$ 8.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Income Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Interest	$10,527,334
Dividends	2,057,240
Dividends from affiliated money market funds	28,599
Total investment income	12,613,173
Expenses:
Advisory fees	1,050,568
Administrative services fees	33,279
Custodian fees	29,797
Distribution fees:
Class A	528,165
Class C	47,905
Class R	14,536
Investor Class	26,481
Transfer agent fees — A, C, R, Y and Investor	485,017
Transfer agent fees — R5	482
Transfer agent fees — R6	19
Trustees’ and officers’ fees and benefits	14,346
Registration and filing fees	55,650
Reports to shareholders	77,240
Professional services fees	35,337
Other	25,901
Total expenses	2,424,723
Less: Fees waived and/or expense offset arrangement(s)	(6,533)
Net expenses	2,418,190
Net investment income	10,194,983
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	314,120
Foreign currencies	39,720
Forward foreign currency contracts	283,955
Futures contracts	(5,004,069)
Swap agreements	2,308,088
(2,058,186)
Change in net unrealized appreciation (depreciation) of:
Investment securities	15,890,990
Foreign currencies	(14,721)
Forward foreign currency contracts	159,474
Futures contracts	(307,298)
Swap agreements	(271,541)
15,456,904
Net realized and unrealized gain	13,398,718
Net increase in net assets resulting from operations	$23,593,701
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Income Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 10,194,983	$ 15,945,650
Net realized gain (loss)	(2,058,186)	(15,313,056)
Change in net unrealized appreciation	15,456,904	6,932,102
Net increase in net assets resulting from operations	23,593,701	7,564,696
Distributions to shareholders from distributable earnings:
Class A	(10,540,963)	(14,181,232)
Class C	(203,244)	(552,544)
Class R	(137,822)	(168,191)
Class Y	(273,240)	(374,763)
Investor Class	(646,673)	(900,373)
Class R5	(25,621)	(31,756)
Class R6	(1,126)	(78,120)
Total distributions from distributable earnings	(11,828,689)	(16,286,979)
Share transactions–net:
Class A	(15,978,092)	(51,542,185)
Class C	248,985	(19,823,468)
Class R	664,539	224,121
Class Y	300,379	(776,382)
Investor Class	(1,017,528)	(3,927,700)
Class R5	(17,579)	348,195
Class R6	(7,052)	(6,590,194)
Net increase (decrease) in net assets resulting from share transactions	(15,806,348)	(82,087,613)
Net increase (decrease) in net assets	(4,041,336)	(90,809,896)
Net assets:
Beginning of period	475,776,430	566,586,326
End of period	$471,735,094	$475,776,430
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Income Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$8.51	$ 0.19	$ 0.24	$ 0.43	$(0.22)	$ 8.72	5.06%	$418,495	1.01% (d)	1.01% (d)	4.30% (d)	28%
Year ended 02/28/19	8.65	0.27 (e)	(0.13)	0.14	(0.28)	8.51	1.66	424,003	1.01	1.08	3.12 (e)	119 (e)
Year ended 02/28/18	8.84	0.12	(0.15)	(0.03)	(0.16)	8.65	(0.34)	482,902	0.98	0.98	1.34	25
Year ended 02/28/17	9.02	0.11	(0.12) (f)	(0.01)	(0.17)	8.84	(0.15) (f)	559,388	0.97	0.97	1.25	30
Year ended 02/29/16	9.05	0.10	0.01	0.11	(0.14)	9.02	1.25	629,429	0.95	0.95	1.10	61
Year ended 02/28/15	8.91	0.10	0.21	0.31	(0.17)	9.05	3.47	625,704	0.96	0.96	1.10	76
Class C
Six months ended 08/31/19	8.50	0.15	0.25	0.40	(0.18)	8.72	4.79	10,352	1.76 (d)	1.76 (d)	3.55 (d)	28
Year ended 02/28/19	8.65	0.20 (e)	(0.13)	0.07	(0.22)	8.50	0.78	9,862	1.76	1.83	2.37 (e)	119 (e)
Year ended 02/28/18	8.83	0.05	(0.13)	(0.08)	(0.10)	8.65	(0.97)	30,223	1.73	1.73	0.59	25
Year ended 02/28/17	9.02	0.04	(0.13) (f)	(0.09)	(0.10)	8.83	(1.00) (f)	40,481	1.72	1.72	0.50	30
Year ended 02/29/16	9.04	0.03	0.02	0.05	(0.07)	9.02	0.60	49,156	1.70	1.70	0.35	61
Year ended 02/28/15	8.91	0.03	0.20	0.23	(0.10)	9.04	2.59	41,207	1.71	1.71	0.35	76
Class R
Six months ended 08/31/19	8.52	0.18	0.24	0.42	(0.21)	8.73	4.93	6,364	1.26 (d)	1.26 (d)	4.05 (d)	28
Year ended 02/28/19	8.66	0.25 (e)	(0.13)	0.12	(0.26)	8.52	1.41	5,557	1.26	1.33	2.87 (e)	119 (e)
Year ended 02/28/18	8.85	0.10	(0.15)	(0.05)	(0.14)	8.66	(0.58)	5,427	1.23	1.23	1.09	25
Year ended 02/28/17	9.03	0.09	(0.12) (f)	(0.03)	(0.15)	8.85	(0.39) (f)	6,219	1.22	1.22	1.00	30
Year ended 02/29/16	9.06	0.08	0.01	0.09	(0.12)	9.03	1.00	6,123	1.20	1.20	0.85	61
Year ended 02/28/15	8.92	0.08	0.20	0.28	(0.14)	9.06	3.21	6,092	1.21	1.21	0.85	76
Class Y
Six months ended 08/31/19	8.52	0.20	0.25	0.45	(0.23)	8.74	5.31	10,234	0.76 (d)	0.76 (d)	4.55 (d)	28
Year ended 02/28/19	8.67	0.29 (e)	(0.14)	0.15	(0.30)	8.52	1.80	9,674	0.76	0.83	3.37 (e)	119 (e)
Year ended 02/28/18	8.86	0.14	(0.15)	(0.01)	(0.18)	8.67	(0.08)	10,671	0.73	0.73	1.59	25
Year ended 02/28/17	9.04	0.14	(0.13) (f)	0.01	(0.19)	8.86	0.11 (f)	12,554	0.72	0.72	1.50	30
Year ended 02/29/16	9.06	0.12	0.02	0.14	(0.16)	9.04	1.62	17,407	0.70	0.70	1.35	61
Year ended 02/28/15	8.92	0.12	0.21	0.33	(0.19)	9.06	3.72	6,920	0.71	0.71	1.35	76
Investor Class
Six months ended 08/31/19	8.52	0.19	0.24	0.43	(0.22)	8.73	5.08 (g)	25,302	0.97 (d)(g)	0.97 (d)(g)	4.34 (d)(g)	28
Year ended 02/28/19	8.66	0.27 (e)	(0.13)	0.14	(0.28)	8.52	1.71 (g)	25,692	0.95 (g)	1.02 (g)	3.18 (e)(g)	119 (e)
Year ended 02/28/18	8.85	0.12	(0.14)	(0.02)	(0.17)	8.66	(0.29) (g)	30,085	0.96 (g)	0.96 (g)	1.36 (g)	25
Year ended 02/28/17	9.03	0.12	(0.13) (f)	(0.01)	(0.17)	8.85	(0.12) (f)(g)	35,471	0.92 (g)	0.92 (g)	1.30 (g)	30
Year ended 02/29/16	9.06	0.10	0.01	0.11	(0.14)	9.03	1.28 (g)	41,492	0.93 (g)	0.93 (g)	1.12 (g)	61
Year ended 02/28/15	8.92	0.10	0.21	0.31	(0.17)	9.06	3.48 (g)	46,653	0.92 (g)	0.92 (g)	1.14 (g)	76
Class R5
Six months ended 08/31/19	8.51	0.20	0.24	0.44	(0.23)	8.72	5.23	952	0.66 (d)	0.66 (d)	4.65 (d)	28
Year ended 02/28/19	8.66	0.30 (e)	(0.14)	0.16	(0.31)	8.51	1.87	946	0.70	0.73	3.43 (e)	119 (e)
Year ended 02/28/18	8.85	0.15	(0.14)	0.01	(0.20)	8.66	0.04	615	0.58	0.58	1.74	25
Year ended 02/28/17	9.03	0.14	(0.12) (f)	0.02	(0.20)	8.85	0.20 (f)	1,093	0.62	0.62	1.60	30
Year ended 02/29/16	9.04	0.13	0.03	0.16	(0.17)	9.03	1.84	2,068	0.59	0.59	1.46	61
Year ended 02/28/15	8.91	0.13	0.20	0.33	(0.20)	9.04	3.73	4,575	0.60	0.60	1.46	76
Class R6
Six months ended 08/31/19	8.51	0.20	0.24	0.44	(0.23)	8.72	5.23	36	0.65 (d)	0.65 (d)	4.66 (d)	28
Year ended 02/28/19	8.66	0.30 (e)	(0.14)	0.16	(0.31)	8.51	1.88	42	0.69	0.70	3.44 (e)	119 (e)
Year ended 02/28/18(h)	8.84	0.14	(0.14)	(0.00)	(0.18)	8.66	(0.03)	6,663	0.57 (i)	0.57 (i)	1.75 (i)	25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $420,236, $9,529, $5,783, $10,371, $25,509, $960 and $42 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income, ratio of net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.21%, 0.19%, 0.23%, 0.21%, 0.22% and 0.21% for the six months ended August 31, 2019 and the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(h)	Commencement date of April 4, 2017.
(i)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Income Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income, and secondarily, capital appreciation.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,
15	Invesco Income Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
16	Invesco Income Fund

I.	Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.
Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation)of investment securities, respectively.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency
17	Invesco Income Fund

of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
L.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.
M.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
N.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.44%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco
18	Invesco Income Fund

Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 1.01%, 0.76% and 0.76%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $1,443.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $10,727 in front-end sales commissions from the sale of Class A shares and $1,774 and $369 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
19	Invesco Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	$ —	$ 329,631,003	$—	$ 329,631,003
U.S. Dollar Denominated Bonds & Notes	—	45,673,890	—	45,673,890
Agency Credit Risk Transfer Notes	—	40,705,898	—	40,705,898
Preferred Stocks	22,586,436	—	—	22,586,436
U.S. Treasury Securities	—	15,528,583	—	15,528,583
Common Stocks & Other Equity Interests	12,164,250	—	—	12,164,250
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	2,012,032	—	2,012,032
Money Market Funds	2,863,320	—	—	2,863,320
Total Investments in Securities	37,614,006	433,551,406	—	471,165,412
Other Investments - Assets*
Futures Contracts	78,361	—	—	78,361
Forward Foreign Currency Contracts	—	146,171	—	146,171
Swap Agreements	—	375,364	—	375,364
Total Other Investments	78,361	521,535	—	599,896
Total Investments	$ 37,692,367	$434,072,941	$—	$ 471,765,308

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ -	$ 78,361	$ 78,361
Unrealized appreciation on swap agreements — Centrally Cleared(a)	119,565	-	-	119,565
Unrealized appreciation on forward foreign currency contracts outstanding	-	146,171	-	146,171
Unrealized appreciation on swap agreements — OTC	255,799	-	-	255,799
Total Derivative Assets	375,364	146,171	78,361	599,896
Derivatives not subject to master netting agreements	(119,565)	-	(78,361)	(197,926)
Total Derivative Assets subject to master netting agreements	$ 255,799	$146,171	$ -	$ 401,970

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
20	Invesco Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Collateral (Received/Pledged)		Net Amount
								Non-Cash	Cash
Barclays Bank PLC	$ -	$ 106,871	$ 106,871	$-	$-	$-	$ 106,871	$-	$-	$ 106,871
Citibank N.A.	60,830	-	60,830	-	-	-	60,830	-	-	60,830
Goldman Sachs & International	85,341	-	85,341	-	-	-	85,341	-	-	85,341
JP Morgan Securities LLC	-	27,431	27,431	-	-	-	27,431	-	-	27,431
Morgan Stanley & Co International PLC	-	121,497	121,497	-	-	-	121,497	-	-	121,497
Total	$146,171	$255,799	$401,970	$-	$-	$-	$401,970	$-	$-	$401,970
Effect of Derivative Investments for the six months ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$283,955	$ -	$ 283,955
Futures contracts	-	-	(5,004,069)	(5,004,069)
Swap agreements	2,308,088	-	-	2,308,088
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	159,474	-	159,474
Futures contracts	-	-	(307,298)	(307,298)
Swap agreements	(271,541)	-	-	(271,541)
Total	$ 2,036,547	$443,429	$ (5,311,367)	$(2,831,391)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$11,512,533	$115,009,695	$84,866,667
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,090.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian
21	Invesco Income Fund

bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,391,690	$26,394,667	$37,786,357

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $105,995,498 and $116,156,271, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $26,948,711 and $46,771,475, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$18,527,897
Aggregate unrealized (depreciation) of investments	(1,996,583)
Net unrealized appreciation of investments	$ 16,531,314
Cost of investments for tax purposes is $457,635,025.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	805,308	$ 6,937,316	4,031,812	$ 34,311,976
Class C	206,206	1,787,074	250,021	2,141,661
Class R	140,033	1,211,636	109,486	937,672
Class Y	440,478	3,793,104	726,889	6,258,779
Investor Class	40,199	346,816	114,345	981,519
Class R5	22,190	190,521	76,145	656,750
Class R6	-	-	111,277	961,635
Issued as reinvestment of dividends:
Class A	1,045,179	9,004,783	1,449,135	12,337,543
Class C	21,335	183,859	55,756	473,731
Class R	15,857	136,809	19,572	166,650
Class Y	25,050	216,288	32,850	280,106
Investor Class	72,832	628,357	101,907	867,515
Class R5	2,865	24,687	3,633	30,933
Class R6	98	842	8,028	69,421
22	Invesco Income Fund

	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	64,112	$ 551,149	-	$ -
Class C	(64,096)	(551,149)	-	-
Reacquired:
Class A	(3,772,915)	(32,471,340)	(11,460,472)	(98,191,704)
Class C	(136,212)	(1,170,799)	(2,641,892)	(22,438,860)
Class R	(79,366)	(683,906)	(103,213)	(880,201)
Class Y	(429,398)	(3,709,013)	(855,886)	(7,315,267)
Investor Class	(231,028)	(1,992,701)	(674,338)	(5,776,734)
Class R5	(27,021)	(232,787)	(39,713)	(339,488)
Class R6	(910)	(7,894)	(883,831)	(7,621,250)
Net increase (decrease) in share activity	(1,839,204)	$ (15,806,348)	(9,568,489)	$ (82,087,613)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
23	Invesco Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,050.60	$5.21	$1,020.06	$ 5.13	1.01%
Class C	1,000.00	1,047.90	9.06	1,016.29	8.92	1.76
Class R	1,000.00	1,049.30	6.49	1,018.80	6.39	1.26
Class Y	1,000.00	1,053.10	3.92	1,021.32	3.86	0.76
Investor Class	1,000.00	1,050.80	5.00	1,020.26	4.93	0.97
Class R5	1,000.00	1,052.30	3.40	1,021.82	3.35	0.66
Class R6	1,000.00	1,052.30	3.35	1,021.87	3.30	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
24	Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Fund’s prior index. However, the Board noted that the Fund had changed its name, investment strategy and index against which future performance will be compared on July 26, 2018. As a result, the Board did not consider past performance of the Fund to be particularly relevant. The Trustees considered information provided regarding the more recent performance of the Fund utilizing the new strategy, and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted

25                         Invesco  Income Fund

that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco

Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

26                         Invesco  Income Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Real Estate Fund
Nasdaq:
A: IARAX ■ C: IARCX ■ R: IARRX ■ Y: IARYX ■ Investor: REINX ■ R5: IARIX ■ R6: IARFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Real Estate Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	13.04%
Class C Shares	12.57
Class R Shares	12.89
Class Y Shares	13.18
Investor Class Shares	13.04
Class R5 Shares	13.21
Class R6 Shares	13.31
S&P 500 Index▼ (Broad Market Index)	6.15
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	12.43
Lipper Real Estate Funds Index■ (Peer Group Index)	10.63
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
    The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Real Estate Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (12/31/96)	9.36%
10 Years	11.71
5 Years	6.92
1 Year	8.81
Class C Shares
Inception (5/1/95)	10.48%
10 Years	11.50
5 Years	7.31
1 Year	13.23
Class R Shares
Inception (4/30/04)	9.63%
10 Years	12.07
5 Years	7.86
1 Year	14.88
Class Y Shares
Inception (10/3/08)	9.52%
10 Years	12.62
5 Years	8.40
1 Year	15.42
Investor Class Shares
Inception (9/30/03)	10.05%
10 Years	12.35
5 Years	8.15
1 Year	15.20
Class R5 Shares
Inception (4/30/04)	10.36%
10 Years	12.78
5 Years	8.53
1 Year	15.56
Class R6 Shares
10 Years	12.70%
5 Years	8.63
1 Year	15.66
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/31/96)	9.16%
10 Years	13.57
5 Years	6.46
1 Year	5.53
Class C Shares
Inception (5/1/95)	10.30%
10 Years	13.35
5 Years	6.87
1 Year	9.81
Class R Shares
Inception (4/30/04)	9.34%
10 Years	13.93
5 Years	7.41
1 Year	11.38
Class Y Shares
Inception (10/3/08)	9.09%
10 Years	14.49
5 Years	7.95
1 Year	12.00
Investor Class Shares
Inception (9/30/03)	9.76%
10 Years	14.21
5 Years	7.69
1 Year	11.73
Class R5 Shares
Inception (4/30/04)	10.07%
10 Years	14.67
5 Years	8.08
1 Year	12.14
Class R6 Shares
10 Years	14.57%
5 Years	8.17
1 Year	12.18
will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.27%, 2.02%, 1.52%, 1.02%, 1.23%, 0.88% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
4	Invesco Real Estate Fund

Schedule of Investments(a)
August 31, 2019
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests–98.42%
Apartments–9.69%
AvalonBay Communities, Inc.	328,929	$ 69,917,148
Equity Residential	302,937	25,676,940
Essex Property Trust, Inc.	90,449	29,057,646
Mid-America Apartment Communities, Inc.	209,245	26,507,157
		151,158,891
Data Centers–7.93%
CyrusOne, Inc.	303,755	22,313,843
Digital Realty Trust, Inc.	203,240	25,126,561
Equinix, Inc.	114,558	63,726,324
QTS Realty Trust, Inc., Class A	257,121	12,614,356
		123,781,084
Diversified–3.17%
American Assets Trust, Inc.	181,137	8,488,080
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(b)(c)(d)	3,547,941	0
VICI Properties, Inc.	880,214	19,505,542
Vornado Realty Trust	355,256	21,482,330
		49,475,952
Free Standing–4.70%
Agree Realty Corp.	320,168	23,913,348
Essential Properties Realty Trust, Inc.	521,089	11,833,931
Four Corners Property Trust, Inc.	195,503	5,569,881
National Retail Properties, Inc.	224,340	12,596,691
Realty Income Corp.	263,147	19,422,880
		73,336,731
Health Care–10.95%
CareTrust REIT, Inc.	300,525	7,149,490
HCP, Inc.	1,159,461	40,244,891
Healthcare Realty Trust, Inc.	695,180	23,100,831
Omega Healthcare Investors, Inc.	277,357	11,282,883
Ventas, Inc.	724,768	53,190,723
Welltower, Inc.	401,230	35,934,159
		170,902,977
Industrial–9.49%
Americold Realty Trust	353,506	12,874,688
	Shares	Value
Industrial–(continued)
EastGroup Properties, Inc.	66,276	$ 8,252,687
Exeter Industrial Value Fund L.P., (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(c)(d)(e)	4,185,000	286,501
Liberty Property Trust	287,644	14,992,005
Prologis, Inc.	850,169	71,091,132
Rexford Industrial Realty, Inc.	324,536	14,341,246
STAG Industrial, Inc.	421,520	12,257,802
Terreno Realty Corp.	275,416	13,925,033
		148,021,094
Infrastructure REITs–17.04%
American Tower Corp.	556,856	128,182,683
Crown Castle International Corp.	883,861	128,310,101
SBA Communications Corp.	35,832	9,403,392
		265,896,176
Lodging Resorts–4.17%
Hilton Worldwide Holdings, Inc.	46,343	4,280,703
Park Hotels & Resorts, Inc.	669,076	15,756,740
Pebblebrook Hotel Trust	901,702	24,318,903
RLJ Lodging Trust	753,512	12,214,429
Sunstone Hotel Investors, Inc.	646,040	8,488,966
		65,059,741
Manufactured Homes–4.28%
Camden Property Trust	25,233	2,731,472
Equity LifeStyle Properties, Inc.	238,688	32,156,047
Sun Communities, Inc.	216,016	31,927,165
		66,814,684
Office–7.76%
Alexandria Real Estate Equities, Inc.	241,601	36,201,494
Boston Properties, Inc.	320,845	41,202,915
Empire State Realty Trust, Inc., Class A	763,421	10,733,699
Hudson Pacific Properties, Inc.	966,474	32,860,116
		120,998,224
Regional Malls–3.40%
Macerich Co. (The)	423,707	12,088,361
Simon Property Group, Inc.	275,015	40,960,734
		53,049,095
Self Storage–3.53%
Extra Space Storage, Inc.	76,883	9,373,576
Public Storage	172,672	45,713,185
		55,086,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Real Estate Fund

	Shares	Value
Shopping Centers–4.37%
Federal Realty Investment Trust	138,604	$ 17,909,023
Regency Centers Corp.	408,927	26,379,881
Retail Opportunity Investments Corp.	1,295,018	22,675,765
Weingarten Realty Investors	46,424	1,229,772
		68,194,441
Single Family Homes–3.61%
American Homes 4 Rent, Class A	935,884	23,939,913
Invitation Homes, Inc.	1,123,210	32,303,519
		56,243,432
Specialty–1.93%
EPR Properties	136,973	10,718,137
Gaming and Leisure Properties, Inc.	183,081	7,162,129
Iron Mountain, Inc.	383,200	12,204,920
		30,085,186
Timber REITs–2.40%
PotlatchDeltic Corp.	95,796	3,686,230
	Shares	Value
Timber REITs–(continued)
Rayonier, Inc.	281,753	$ 7,550,981
Weyerhaeuser Co.	996,985	26,230,675
		37,467,886
Total Common Stocks & Other Equity Interests (Cost $1,080,920,544)		1,535,572,355

Money Market Funds–2.13%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)	11,630,110	11,630,110
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)	8,304,205	8,307,526
Invesco Treasury Portfolio, Institutional Class, 1.98%(f)	13,291,554	13,291,554
Total Money Market Funds (Cost $33,228,494)		33,229,190
TOTAL INVESTMENTS IN SECURITIES–100.55% (Cost $1,114,149,038)		1,568,801,545
OTHER ASSETS LESS LIABILITIES–(0.55)%		(8,598,530)
NET ASSETS–100.00%		$1,560,203,015
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $286,501, which represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Real Estate Fund

Portfolio Composition
By property type, based on Net Assets
as of August 31, 2019
Infrastructure REITs	17.04%
Health Care	10.95
Apartments	9.69
Industrial	9.49
Data Centers	7.93
Office	7.76
Free Standing	4.70
Shopping Centers	4.37
Manufactured Homes	4.28
Lodging Resorts	4.17
Single Family Homes	3.61
Self Storage	3.53
Regional Malls	3.40
Diversified	3.17
Timber REITs	2.40
Specialty	1.93
Money Market Funds Plus Other Assets Less Liabilities	1.58
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Real Estate Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,080,920,544)	$1,535,572,355
Investments in affiliated money market funds, at value (Cost $33,228,494)	33,229,190
Foreign currencies, at value (Cost $223)	204
Receivable for:
Dividends	929,182
Fund shares sold	1,347,571
Investments sold	7,540,729
Investment for trustee deferred compensation and retirement plans	336,777
Other assets	68,821
Total assets	1,579,024,829
Liabilities:
Payable for:
Investments purchased	9,134,003
Fund shares reacquired	7,254,922
Amount due custodian	949,756
Accrued fees to affiliates	966,252
Accrued trustees’ and officers’ fees and benefits	4,499
Accrued other operating expenses	141,327
Trustee deferred compensation and retirement plans	371,055
Total liabilities	18,821,814
Net assets applicable to shares outstanding	$1,560,203,015
Net assets consist of:
Shares of beneficial interest	$ 1,039,612,518
Distributable earnings	520,590,497
$1,560,203,015
Net Assets:
Class A	$ 694,573,448
Class C	$ 35,603,054
Class R	$ 73,218,035
Class Y	$ 217,645,335
Investor Class	$ 40,362,498
Class R5	$ 294,540,894
Class R6	$ 204,259,751
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	29,568,482
Class C	1,526,554
Class R	3,113,357
Class Y	9,266,384
Investor Class	1,722,757
Class R5	12,541,780
Class R6	8,699,244
Class A:
Net asset value per share	$ 23.49
Maximum offering price per share (Net asset value of $23.49 ÷ 94.50%)	$ 24.86
Class C:
Net asset value and offering price per share	$ 23.32
Class R:
Net asset value and offering price per share	$ 23.52
Class Y:
Net asset value and offering price per share	$ 23.49
Investor Class:
Net asset value and offering price per share	$ 23.43
Class R5:
Net asset value and offering price per share	$ 23.48
Class R6:
Net asset value and offering price per share	$ 23.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Real Estate Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Dividends	$ 27,418,198
Dividends from affiliated money market funds	218,962
Total investment income	27,637,160
Expenses:
Advisory fees	5,483,569
Administrative services fees	105,019
Custodian fees	6,779
Distribution fees:
Class A	847,001
Class C	189,640
Class R	178,919
Investor Class	43,761
Transfer agent fees — A, C, R, Y and Investor	1,199,667
Transfer agent fees — R5	138,394
Transfer agent fees — R6	17,485
Trustees’ and officers’ fees and benefits	21,157
Registration and filing fees	61,883
Reports to shareholders	42,089
Professional services fees	28,839
Other	15,979
Total expenses	8,380,181
Less: Fees waived and/or expense offset arrangement(s)	(14,140)
Net expenses	8,366,041
Net investment income	19,271,119
Realized and unrealized gain (loss) from:
Net realized gain from Investment securities	39,595,873
Change in net unrealized appreciation (depreciation) of:
Investment securities	124,207,147
Foreign currencies	(9)
124,207,138
Net realized and unrealized gain	163,803,011
Net increase in net assets resulting from operations	$183,074,130
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Real Estate Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 19,271,119	$ 23,353,356
Net realized gain	39,595,873	75,802,591
Change in net unrealized appreciation	124,207,138	112,154,898
Net increase in net assets resulting from operations	183,074,130	211,310,845
Distributions to shareholders from distributable earnings:
Class A	(5,245,501)	(42,212,217)
Class C	(163,075)	(3,925,756)
Class R	(469,034)	(4,474,585)
Class Y	(1,914,549)	(12,761,563)
Investor Class	(302,442)	(2,096,895)
Class R5	(2,678,926)	(18,064,948)
Class R6	(1,766,581)	(10,546,805)
Total distributions from distributable earnings	(12,540,108)	(94,082,769)
Share transactions–net:
Class A	(43,921,361)	(54,230,870)
Class C	(7,156,414)	(43,568,230)
Class R	(3,642,860)	(11,593,453)
Class Y	4,803,177	(17,239,710)
Investor Class	3,643,559	(3,084,456)
Class R5	4,170,245	(21,635,603)
Class R6	23,220,897	48,498,088
Net increase (decrease) in net assets resulting from share transactions	(18,882,757)	(102,854,234)
Net increase in net assets	151,651,265	14,373,842
Net assets:
Beginning of period	1,408,551,750	1,394,177,908
End of period	$1,560,203,015	$1,408,551,750
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Real Estate Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$20.94	$0.27	$ 2.45	$ 2.72	$ (0.17)	$ —	$ (0.17)	$23.49	13.04%	$ 694,573	1.25% (d)	1.25% (d)	2.44% (d)	21%
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.94	15.98	661,325	1.27	1.27	1.54	47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)	659,464	1.27	1.27	1.38	44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74	922,255	1.24	1.24	1.31	52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)	1,043,135	1.25	1.25	1.57	80
Year ended 02/28/15	23.34	0.26	4.69	4.95	(0.21)	(1.06)	(1.27)	27.02	21.53	1,363,062	1.24	1.24	1.03	23
Class C
Six months ended 08/31/19	20.80	0.19	2.42	2.61	(0.09)	—	(0.09)	23.32	12.57	35,603	2.00 (d)	2.00 (d)	1.69 (d)	21
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10	38,515	2.02	2.02	0.79	47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)	76,811	2.02	2.02	0.63	44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84	117,090	1.99	1.99	0.56	52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)	126,592	2.00	2.00	0.82	80
Year ended 02/28/15	23.25	0.07	4.67	4.74	(0.04)	(1.06)	(1.10)	26.89	20.60	165,146	1.99	1.99	0.28	23
Class R
Six months ended 08/31/19	20.97	0.24	2.46	2.70	(0.15)	—	(0.15)	23.52	12.89	73,218	1.50 (d)	1.50 (d)	2.19 (d)	21
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67	68,733	1.52	1.52	1.29	47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)	74,367	1.52	1.52	1.13	44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43	102,102	1.49	1.49	1.06	52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)	103,196	1.50	1.50	1.32	80
Year ended 02/28/15	23.35	0.20	4.70	4.90	(0.15)	(1.06)	(1.21)	27.04	21.25	145,832	1.49	1.49	0.78	23
Class Y
Six months ended 08/31/19	20.94	0.30	2.45	2.75	(0.20)	—	(0.20)	23.49	13.18	217,645	1.00 (d)	1.00 (d)	2.69 (d)	21
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28	188,940	1.02	1.02	1.79	47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)	191,203	1.02	1.02	1.63	44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98	201,330	0.99	0.99	1.56	52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)	171,879	1.00	1.00	1.82	80
Year ended 02/28/15	23.34	0.33	4.69	5.02	(0.28)	(1.06)	(1.34)	27.02	21.83	224,733	0.99	0.99	1.28	23
Investor Class
Six months ended 08/31/19	20.89	0.27	2.44	2.71	(0.17)	—	(0.17)	23.43	13.04 (e)	40,362	1.23 (d)(e)	1.23 (d)(e)	2.46 (d)(e)	21
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05 (e)	32,447	1.23 (e)	1.23 (e)	1.58 (e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33) (e)	32,868	1.23 (e)	1.23 (e)	1.42 (e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73 (e)	41,961	1.23 (e)	1.23 (e)	1.32 (e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)	43,435	1.25	1.25	1.57	80
Year ended 02/28/15	23.30	0.26	4.68	4.94	(0.21)	(1.06)	(1.27)	26.97	21.52	73,852	1.24	1.24	1.03	23
Class R5
Six months ended 08/31/19	20.94	0.31	2.45	2.76	(0.22)	—	(0.22)	23.48	13.21	294,541	0.87 (d)	0.87 (d)	2.82 (d)	21
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41	258,447	0.88	0.88	1.93	47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)	258,599	0.89	0.89	1.76	44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12	345,558	0.89	0.89	1.66	52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)	380,119	0.87	0.87	1.95	80
Year ended 02/28/15	23.35	0.36	4.68	5.04	(0.31)	(1.06)	(1.37)	27.02	21.94	465,368	0.87	0.87	1.40	23
Class R6
Six months ended 08/31/19	20.93	0.32	2.45	2.77	(0.22)	—	(0.22)	23.48	13.31	204,260	0.79 (d)	0.79 (d)	2.90 (d)	21
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52	160,145	0.80	0.80	2.01	47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)	100,866	0.80	0.80	1.85	44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28	111,069	0.80	0.80	1.75	52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)	99,691	0.78	0.78	2.04	80
Year ended 02/28/15	23.34	0.39	4.68	5.07	(0.33)	(1.06)	(1.39)	27.02	22.10	107,792	0.78	0.78	1.49	23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $673,918, $37,722, $71,179, $210,787, $37,917, $278,830 and $180,277 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.21%, 0.21% and 0.24% for the six months ended August 31, 2019 and the years ended February 28, 2019, February 28, 2018 and February 28, 2017, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Real Estate Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
12	Invesco Real Estate Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at
13	Invesco Real Estate Fund

the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.73%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement
14	Invesco Real Estate Fund

cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $9,852.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $29,142 in front-end sales commissions from the sale of Class A shares and $850 and $751 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,535,285,854	$—	$286,501	$1,535,572,355
Money Market Funds	33,229,190	—	—	33,229,190
Total Investments	$1,568,515,044	$—	$286,501	$1,568,801,545
15	Invesco Real Estate Fund

NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,288.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of February 28, 2019.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $311,589,814 and $339,125,913, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$475,615,976
Aggregate unrealized (depreciation) of investments	(28,779,361)
Net unrealized appreciation of investments	$ 446,836,615
Cost of investments for tax purposes is $1,121,964,930.
16	Invesco Real Estate Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,963,951	$ 43,533,416	5,516,816	$ 112,951,191
Class C	173,419	3,760,600	364,831	7,407,773
Class R	305,925	6,758,381	481,532	9,920,030
Class Y	1,752,153	38,203,743	2,649,740	54,659,398
Investor Class	308,029	6,700,292	124,211	2,551,399
Class R5	1,747,786	38,777,219	2,228,100	45,641,704
Class R6	2,176,732	48,458,777	3,583,299	72,626,666
Issued as reinvestment of dividends:
Class A	220,831	4,934,752	1,956,863	39,351,502
Class C	6,566	145,684	182,565	3,641,313
Class R	20,958	469,033	222,352	4,474,460
Class Y	55,359	1,236,186	482,628	9,699,268
Investor Class	13,112	292,263	100,591	2,017,643
Class R5	119,444	2,666,054	895,302	18,004,816
Class R6	77,311	1,725,781	512,770	10,309,979
Automatic conversion of Class C shares to Class A shares:
Class A	153,295	3,407,403	-	-
Class C	(154,243)	(3,407,403)	-	-
Reacquired:
Class A	(4,347,456)	(95,796,932)	(10,022,050)	(206,533,563)
Class C	(351,120)	(7,655,295)	(2,695,706)	(54,617,316)
Class R	(491,530)	(10,870,274)	(1,269,952)	(25,987,943)
Class Y	(1,564,471)	(34,636,752)	(4,004,981)	(81,598,376)
Investor Class	(151,733)	(3,348,996)	(376,735)	(7,653,498)
Class R5	(1,669,083)	(37,273,028)	(4,166,477)	(85,282,123)
Class R6	(1,205,070)	(26,963,661)	(1,668,339)	(34,438,557)
Net increase (decrease) in share activity	(839,835)	$(18,882,757)	(4,902,640)	$(102,854,234)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
17	Invesco Real Estate Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,130.40	$ 6.69	$1,018.85	$ 6.34	1.25%
Class C	1,000.00	1,125.70	10.69	1,015.08	10.13	2.00
Class R	1,000.00	1,128.90	8.03	1,017.60	7.61	1.50
Class Y	1,000.00	1,131.80	5.36	1,020.11	5.08	1.00
Investor Class	1,000.00	1,130.40	6.59	1,018.95	6.24	1.23
Class R5	1,000.00	1,132.10	4.66	1,020.76	4.42	0.87
Class R6	1,000.00	1,133.10	4.24	1,021.17	4.01	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
18	Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

19                         Invesco  Real Estate Fund

Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                         Invesco  Real Estate Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Short Duration Inflation Protected Fund
Nasdaq:
A: LMTAX ■ A2: SHTIX ■ Y: LMTYX ■ R5: ALMIX ■ R6: SDPSX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
6	Financial Statements
9	Financial Highlights
10	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Short Duration Inflation Protected Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	3.00%
Class A2 Shares	3.05
Class Y Shares	3.02
Class R5 Shares	3.15
Class R6 Shares	3.15
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	3.26
Lipper Inflation Protected Bond Funds Index■ (Peer Group Index)	5.78
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury inflation-protected securities with maturities between one and five years.
    The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (10/31/02)	1.32%
10 Years	0.48
5 Years	0.73
1 Year	0.55
Class A2 Shares
Inception (12/15/87)	3.72%
10 Years	0.69
5 Years	1.10
1 Year	2.20
Class Y Shares
Inception (10/3/08)	1.00%
10 Years	0.89
5 Years	1.42
1 Year	3.34
Class R5 Shares
Inception (7/13/87)	3.97%
10 Years	0.91
5 Years	1.46
1 Year	3.39
Class R6 Shares
10 Years	0.86%
5 Years	1.45
1 Year	3.49
Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R 6 shares was 0.55%, 0.45%, 0.30%, 0.28% and 0.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (10/31/02)	1.30%
10 Years	0.47
5 Years	0.61
1 Year	0.26
Class A2 Shares
Inception (12/15/87)	3.72%
10 Years	0.68
5 Years	1.01
1 Year	1.90
Class Y Shares
Inception (10/3/08)	0.97%
10 Years	0.87
5 Years	1.33
1 Year	3.04
Class R5 Shares
Inception (7/13/87)	3.98%
10 Years	0.90
5 Years	1.33
1 Year	3.09
Class R6 Shares
10 Years	0.84%
5 Years	1.33
1 Year	3.09
of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.67%, 0.57%, 0.42%, 0.28% and 0.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.
4	Invesco Short Duration Inflation Protected Fund

Schedule of Investments
August 31, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.96%
U.S. Treasury Inflation — Indexed Notes–99.96%(a)
U.S. Treasury Inflation - Indexed Notes	1.12%	01/15/2021	$44,178	$ 44,381,466
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2021	49,826	49,334,350
U.S. Treasury Inflation - Indexed Notes	0.62%	07/15/2021	41,583	41,829,107
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2022	47,914	47,611,116
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2022	48,044	47,730,302
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	46,759	46,708,456
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	46,644	46,546,997
U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	49,716	50,479,168
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	46,362	46,960,630
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	46,080	47,206,381
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	33,427	34,114,590
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	45,523	45,888,545
TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $546,606,347)				548,791,108
OTHER ASSETS LESS LIABILITIES–0.04%				245,989
NET ASSETS–100.00%				$549,037,097
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
Portfolio Composition
By U.S. Treasury Securities
as of August 31, 2019
Maturity Date	Coupon Rate	% of Total Net Assets
1/15/2021	1.12%	8.08%
4/15/2021	0.13	8.99
7/15/2021	0.62	7.62
1/15/2022	0.13	8.67
4/15/2022	0.13	8.69
7/15/2022	0.13	8.51
1/15/2023	0.13	8.48
4/15/2023	0.62	9.20
7/15/2023	0.37	8.55
1/15/2024	0.62	8.60
4/15/2024	0.50	6.21
7/15/2024	0.13	8.36
Other Assets Less Liabilities		0.04
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $546,606,347)	$548,791,108
Receivable for:
Dividends	392
Fund expenses absorbed	4,897
Fund shares sold	72,896
Investments sold	252,092
Interest	417,367
Investment for trustee deferred compensation and retirement plans	108,824
Other assets	73,517
Total assets	549,721,093
Liabilities:
Payable for:
Fund shares reacquired	19,478
Amount due custodian	314,663
Accrued fees to affiliates	35,439
Accrued trustees’ and officers’ fees and benefits	3,159
Accrued other operating expenses	193,106
Trustee deferred compensation and retirement plans	118,151
Total liabilities	683,996
Net assets applicable to shares outstanding	$549,037,097
Net assets consist of:
Shares of beneficial interest	$ 568,756,177
Distributable earnings	(19,719,080)
$549,037,097
Net Assets:
Class A	$ 44,917,987
Class A2	$ 16,996,274
Class Y	$ 19,151,145
Class R5	$ 2,387,650
Class R6	$465,584,041
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,335,416
Class A2	1,638,722
Class Y	1,846,261
Class R5	230,138
Class R6	44,881,693
Class A:
Net asset value per share	$ 10.36
Maximum offering price per share (Net asset value of $10.36 ÷ 97.50%)	$ 10.63
Class A2:
Net asset value per share	$ 10.37
Maximum offering price per share (Net asset value of $10.37 ÷ 99.00%)	$ 10.47
Class Y:
Net asset value and offering price per share	$ 10.37
Class R5:
Net asset value and offering price per share	$ 10.37
Class R6:
Net asset value and offering price per share	$ 10.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Short Duration Inflation Protected Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$ 10,969,367
Interest	1,437,124
Dividends from affiliated money market funds	1,935
Total investment income	12,408,426
Expenses:
Advisory fees	574,176
Administrative services fees	39,920
Custodian fees	12,598
Distribution fees:
Class A	56,281
Class A2	12,892
Transfer agent fees — A, A2, and Y	56,199
Transfer agent fees — R5	127
Transfer agent fees — R6	2,539
Trustees’ and officers’ fees and benefits	15,415
Registration and filing fees	38,878
Licensing fees	58,598
Reports to shareholders	112
Professional services fees	4,468
Other	9,883
Total expenses	882,086
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(40,893)
Net expenses	841,193
Net investment income	11,567,233
Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(4,318,860)
Change in net unrealized appreciation of Investment securities	10,869,881
Net realized and unrealized gain	6,551,021
Net increase in net assets resulting from operations	$18,118,254
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 11,567,233	$ 16,501,187
Net realized gain (loss)	(4,318,860)	(11,033,375)
Change in net unrealized appreciation	10,869,881	5,604,084
Net increase in net assets resulting from operations	18,118,254	11,071,896
Distributions to shareholders from distributable earnings:
Class A	(450,407)	(1,168,210)
Class A2	(181,330)	(482,204)
Class Y	(111,071)	(330,480)
Class R5	(36,580)	(23,473)
Class R6	(6,433,373)	(18,389,116)
Total distributions from distributable earnings	(7,212,761)	(20,393,483)
Share transactions–net:
Class A	(2,325,586)	1,393,651
Class A2	(587,200)	(2,333,195)
Class Y	9,100,194	(2,770,274)
Class R5	(646,776)	2,240,559
Class R6	(168,464,284)	(76,491,971)
Net increase (decrease) in net assets resulting from share transactions	(162,923,652)	(77,961,230)
Net increase (decrease) in net assets	(152,018,159)	(87,282,817)
Net assets:
Beginning of period	701,055,256	788,338,073
End of period	$ 549,037,097	$701,055,256
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Short Duration Inflation Protected Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$ 10.16	$ 0.19	$ 0.11	$ 0.30	$ (0.10)	$ —	$ (0.10)	$10.36	3.00%	$ 44,918	0.55% (d)	0.66% (d)	3.70% (d)	22%
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	—	(0.25)	10.16	1.23	46,384	0.55	0.67	1.97	37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	—	(0.20)	10.29	(0.86)	45,609	0.55	0.65	2.02	48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55	0.70	1.18	41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	—	(0.01)	10.50	0.83	34,373	0.52	0.90	(0.52)	199
Year ended 02/28/15	10.44	0.00	(0.02)	(0.02)	—	—	—	10.42	(0.15)	33,150	0.58	0.92	0.04	106
Class A2
Six months ended 08/31/19	10.17	0.20	0.11	0.31	(0.11)	—	(0.11)	10.37	3.05	16,996	0.45 (d)	0.56 (d)	3.80 (d)	22
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	—	(0.26)	10.17	1.33	17,255	0.45	0.57	2.07	37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	—	(0.21)	10.30	(0.76)	19,826	0.45	0.55	2.12	48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45	0.60	1.28	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.51	0.92	24,851	0.50	0.80	(0.50)	199
Year ended 02/28/15	10.45	0.00	(0.03)	(0.03)	—	—	—	10.42	(0.23)	28,213	0.57	0.82	0.05	106
Class Y
Six months ended 08/31/19	10.18	0.20	0.11	0.31	(0.12)	—	(0.12)	10.37	3.02	19,151	0.30 (d)	0.41 (d)	3.95 (d)	22
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.48	9,843	0.30	0.42	2.22	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.51)	12,778	0.30	0.40	2.27	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30	0.45	1.43	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.51	0.92	10,471	0.48	0.65	(0.48)	199
Year ended 02/28/15	10.45	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	10.42	(0.21)	8,045	0.55	0.67	0.07	106
Class R5
Six months ended 08/31/19	10.18	0.21	0.10	0.31	(0.12)	—	(0.12)	10.37	3.05	2,388	0.27 (d)	0.27 (d)	3.98 (d)	22
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.50	2,976	0.28	0.28	2.24	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.50)	723	0.29	0.29	2.28	48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30	0.32	1.43	41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.52	0.95	608	0.48	0.59	(0.48)	199
Year ended 02/28/15	10.45	0.01	(0.02)	(0.01)	(0.01)	—	(0.01)	10.43	(0.09)	4,416	0.52	0.59	0.10	106
Class R6
Six months ended 08/31/19	10.18	0.21	0.10	0.31	(0.12)	—	(0.12)	10.37	3.05	465,584	0.26 (d)	0.26 (d)	3.99 (d)	22
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.52	624,598	0.27	0.27	2.25	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.48)	709,402	0.26	0.26	2.31	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29	0.29	1.44	41
Year ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	—	—	—	10.51	1.06	36,414	0.30 (f)	0.46 (f)	(0.30) (f)	199

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $44,780, $17,097, $11,164 , $2,991 and $505,175 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 31, 2015.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.
The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class Y, Class R5 and Class R6 shares are sold at net asset value.
As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
10	Invesco Short Duration Inflation Protected Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.20%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $117 and reimbursed class level expenses of $24,651, $9,412, $6,146, $0 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to
11	Invesco Short Duration Inflation Protected Fund

the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $3,678 and $70 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $2,687 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $567.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
12	Invesco Short Duration Inflation Protected Fund

NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,595,136	$14,098,839	$16,693,975

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $131,074,576 and $298,829,020, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 3,428,180
Aggregate unrealized (depreciation) of investments	(2,830,951)
Net unrealized appreciation of investments	$ 597,229
Cost of investments for tax purposes is $548,193,879.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	944,181	$ 9,697,856	3,347,554	$ 34,257,861
Class A2	9,082	93,111	21,865	224,603
Class Y	1,094,521	11,318,860	719,407	7,410,177
Class R5	39,837	408,113	227,117	2,290,484
Class R6	779,175	8,009,466	2,770,866	28,410,115
Issued as reinvestment of dividends:
Class A	38,667	396,425	103,160	1,048,727
Class A2	15,245	156,462	41,506	422,514
Class Y	9,410	96,575	29,914	304,595
Class R5	540	5,555	592	6,003
Class R6	627,159	6,431,912	1,805,587	18,386,854
13	Invesco Short Duration Inflation Protected Fund

	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,211,132)	$ (12,419,867)	(3,317,813)	$ (33,912,937)
Class A2	(81,554)	(836,773)	(291,586)	(2,980,312)
Class Y	(224,825)	(2,315,241)	(1,021,967)	(10,485,046)
Class R5	(102,605)	(1,060,444)	(5,492)	(55,928)
Class R6	(17,892,019)	(182,905,662)	(12,029,764)	(123,288,940)
Net increase (decrease) in share activity	(15,954,318)	$(162,923,652)	(7,599,054)	$ (77,961,230)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
14	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,030.00	$2.81	$1,022.37	$2.80	0.55%
Class A2	1,000.00	1,030.50	2.30	1,022.87	2.29	0.45
Class Y	1,000.00	1,030.20	1.53	1,023.63	1.53	0.30
Class R5	1,000.00	1,030.50	1.38	1,023.78	1.37	0.27
Class R6	1,000.00	1,030.50	1.33	1,023.83	1.32	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
15	Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund had changed its name and investment strategy and tracks a new peer Index as of December 31, 2015. The Broadridge materials prior to the 2016 calendar year were with respect to the Fund’s prior investment strategy. The Board compared the Fund’s investment performance during the past three years ended December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A2 shares of the Fund was in the first quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A2 shares of the Fund was above the performance of the Index for the one year period and below the performance of the

16                         Invesco  Short Duration Inflation Protected Fund

Index for the three year period. The Board noted that because the Fund is passively managed, it may lag its actively managed peers. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A2 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco

Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

17                         Invesco  Short Duration Inflation Protected Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-SAR-1

Semiannual Report to Shareholders	August 31, 2019
Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ■ C: STBCX ■ R: STBRX ■ Y: STBYX ■ R5: ISTBX ■ R6: ISTFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
14	Statement of Assets and Liabilities
18	Notes to Financial Statements
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Distribution Information
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg
Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’ s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Short Term Bond Fund

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, February 28, 2019 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	3.19%
Class C Shares	3.01
Class R Shares	3.01
Class Y Shares	3.15
Class R5 Shares	3.21
Class R6 Shares	3.21
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.02
Bloomberg Barclays 1-3 Year Government/Credit Index■ (Style-Specific Index)	2.91
Lipper Short Investment Grade Debt Funds Index♦ (Peer Group Index)	2.85
Source(s): ▼RIMES Technologies Corp.; ■ FactSet Research Systems Inc.; ♦ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
    The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.
3	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (4/30/04)	1.92%
10 Years	1.98
5 Years	1.50
1 Year	1.89
Class C Shares
Inception (8/30/02)	2.01%
10 Years	1.90
5 Years	1.65
1 Year	4.17
Class R Shares
Inception (4/30/04)	1.79%
10 Years	1.91
5 Years	1.65
1 Year	4.29
Class Y Shares
Inception (10/3/08)	2.43%
10 Years	2.41
5 Years	2.16
1 Year	4.69
Class R5 Shares
Inception (4/30/04)	2.34%
10 Years	2.45
5 Years	2.22
1 Year	4.80
Class R6 Shares
10 Years	2.32%
5 Years	2.28
1 Year	4.81
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (4/30/04)	1.89%
10 Years	2.10
5 Years	1.34
1 Year	1.71
Class C Shares
Inception (8/30/02)	1.99%
10 Years	2.03
5 Years	1.52
1 Year	3.99
Class R Shares
Inception (4/30/04)	1.76%
10 Years	2.03
5 Years	1.50
1 Year	3.87
Class Y Shares
Inception (10/3/08)	2.39%
10 Years	2.54
5 Years	2.00
1 Year	4.51
Class R5 Shares
Inception (4/30/04)	2.30%
10 Years	2.59
5 Years	2.09
1 Year	4.50
Class R6 Shares
10 Years	2.45%
5 Years	2.14
1 Year	4.63
Class R, Class Y, Class R5 and Class R6 shares was 0.65%, 1.00%, 1.00%, 0.50%, 0.40% and 0.39%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.66%, 1.16%, 1.01%, 0.51%, 0.41% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charges; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements of Class C shares by the distributor in effect through at least June 30, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
4	Invesco Short Term Bond Fund

Schedule of Investments(a)
August 31, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–66.53%
Aerospace & Defense–0.82%
Rockwell Collins, Inc., 2.80%, 03/15/2022	$ 5,414,000	$ 5,509,679
United Technologies Corp., 8.88%, 11/15/2019	7,000,000	7,089,269
		12,598,948
Agricultural & Farm Machinery–0.67%
John Deere Capital Corp., 2.95%, 04/01/2022	10,000,000	10,240,661
Airlines–4.61%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	5,332,000	5,551,945
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 01/15/2023	730,016	769,436
Series 2016-3, Class B, 3.75%, 10/15/2025	2,526,808	2,604,085
Series 2017-2, Class B, 3.70%, 10/15/2025	2,714,659	2,749,061
Series 2019-1, Class B, 3.85%, 02/15/2028	4,286,000	4,341,800
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, 8.38%, 05/10/2020(b)	1,757,000	1,394,619
British Airways Pass Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	2,478,000	2,556,528
Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 05/10/2021	2,469,779	2,488,303
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	1,852,000	1,951,908
Series 2019-1, Class AA, 3.20%, 04/25/2024	3,568,000	3,767,601
Delta Air Lines, Inc.,
2.88%, 03/13/2020	15,951,000	15,955,872
3.40%, 04/19/2021	2,426,000	2,460,368
3.63%, 03/15/2022	4,138,000	4,261,241
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, 7.50%, 11/10/2023(b)	6,428,530	6,619,779
United Airlines Pass Through Trust,
Series 2016-2, Class B, 3.65%, 10/07/2025	3,034,660	3,089,717
Series 2018-1, Class B, 4.60%, 03/01/2026	3,605,080	3,777,144
WestJet Airlines Ltd. (Canada), 3.50%, 06/16/2021(b)	6,400,000	6,530,086
		70,869,493
Principal Amount		Value
Aluminum–0.33%
Indonesia Asahan Aluminium Persero PT (Persero) (Indonesia), 5.23%, 11/15/2021(b)	$ 4,800,000	$ 5,060,837
Apparel Retail–0.22%
L Brands, Inc., 5.63%, 02/15/2022	3,185,000	3,360,175
Automobile Manufacturers–6.97%
American Honda Finance Corp., Series 2019-B, Class A2B, 2.71% (3 mo. USD LIBOR + 0.35%), 06/11/2021(c)	6,094,000	6,094,000
Daimler Finance North America LLC, 2.25%, 09/03/2019(b)	3,340,000	3,340,000
Ford Motor Credit Co. LLC,
2.60%, 11/04/2019	1,438,000	1,437,701
2.68%, 01/09/2020	14,215,000	14,218,847
5.09%, 01/07/2021	4,968,000	5,119,729
3.22%, (3 mo. USD LIBOR + 0.88%), 10/12/2021(c)	6,243,000	6,179,673
3.81%, 10/12/2021	8,654,000	8,801,747
5.60%, 01/07/2022	4,592,000	4,857,621
3.35%, 11/01/2022	4,991,000	5,020,774
General Motors Financial Co., Inc.,
3.15%, 01/15/2020	2,263,000	2,267,334
3.16%, (3 mo. USD LIBOR + 0.85%), 04/09/2021(c)	2,420,000	2,420,105
3.20%, 07/06/2021	2,613,000	2,646,335
4.20%, 11/06/2021	9,339,000	9,687,454
3.55%, 07/08/2022	4,018,000	4,120,575
Hyundai Capital America,
3.95%, 02/01/2022(b)	16,000,000	16,492,056
4.30%, 02/01/2024(b)	6,601,000	6,997,121
Volkswagen Group of America Finance, LLC (Germany),
2.95%, (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(c)	4,421,000	4,441,013
3.12%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(c)	2,867,000	2,882,992
		107,025,077
Biotechnology–1.43%
AbbVie, Inc., 3.38%, 11/14/2021	6,061,000	6,215,343
Celgene Corp., 2.88%, 02/19/2021	3,500,000	3,538,353
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/2019	12,156,000	12,153,487
		21,907,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Short Term Bond Fund

Principal Amount		Value
Brewers–0.20%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.15%, 01/23/2025	$ 2,803,000	$ 3,071,326
Broadcasting–0.08%
Fox Corp., 4.03%, 01/25/2024(b)	1,180,000	1,264,570
Cable & Satellite–1.76%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 3.58%, 07/23/2020	19,795,000	19,986,756
Comcast Corp., 5.15%, 03/01/2020	7,000,000	7,091,541
		27,078,297
Casinos & Gaming–0.44%
Las Vegas Sands Corp., 3.20%, 08/08/2024	6,667,000	6,811,475
Department Stores–0.18%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/2023	2,773,000	2,833,082
Diversified Banks–3.28%
Banco do Brasil S.A. (Brazil),
8.50% (b)(c)(d)	5,000,000	5,287,550
REGS, 8.50%(b)(c)(d)	1,893,000	2,001,866
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	1,195,000	1,223,638
10.18%, 06/12/2021(b)	6,000,000	6,729,870
Barclays PLC (United Kingdom), 3.59% (3 mo. USD LIBOR + 1.43%), 02/15/2023(c)	5,954,000	5,958,176
BBVA Bancomer S.A. (Mexico), 7.25%, 04/22/2020(b)	2,090,000	2,147,496
Citigroup, Inc., Series N, 5.80%(c)(d)	4,637,000	4,665,981
Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	6,500,000	6,704,750
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/2022	905,000	915,933
ING Groep N.V. (Netherlands), 6.00%(c)(d)	3,735,000	3,777,579
JPMorgan Chase & Co.,
Series I, 5.74% (3 mo. USD LIBOR + 3.47%)(c)(d)	2,869,000	2,888,280
Series V, 5.00% (3 mo. USD LIBOR + 3.32%)(c)(d)	1,390,000	1,388,958
Nordea Bank Abp (Finland), 5.50%(b)(c)(d)	3,140,000	3,151,335
Standard Chartered PLC (United Kingdom), 3.43% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(c)	1,379,000	1,377,358
Wells Fargo & Co., Series K, 6.18% (3 mo. USD LIBOR + 3.77%)(c)(d)	2,150,000	2,168,813
		50,387,583
Principal Amount		Value
Diversified Capital Markets–0.59%
Credit Suisse Group AG (Switzerland), 3.57%, 01/09/2023(b)	$ 6,700,000	$ 6,872,718
Macquarie Group Ltd. (Australia), 6.00%, 01/14/2020(b)	2,135,000	2,163,697
		9,036,415
Drug Retail–0.14%
Walgreens Boots Alliance, Inc., 2.70%, 11/18/2019	2,221,000	2,221,848
Electric Utilities–0.78%
Exelon Corp.,
2.85%, 06/15/2020	4,285,000	4,304,630
3.50%, 06/01/2022	3,678,000	3,788,200
Georgia Power Co., 2.85%, 05/15/2022	3,781,000	3,870,304
		11,963,134
Financial Exchanges & Data–0.34%
Moody’s Corp., 3.25%, 06/07/2021	5,081,000	5,178,769
Food Retail–0.45%
Alimentation Couche-Tard, Inc. (Canada), 2.35%, 12/13/2019(b)	6,841,000	6,841,790
Gas Utilities–0.43%
Midcontinent Express Pipeline LLC, 6.70%, 09/15/2019(b)	6,500,000	6,537,375
Health Care Distributors–1.22%
Cardinal Health, Inc., 2.62%, 06/15/2022	4,999,000	5,035,346
McKesson Corp., 3.65%, 11/30/2020	13,500,000	13,732,864
		18,768,210
Health Care Equipment–1.74%
Becton, Dickinson and Co.,
2.68%, 12/15/2019	15,178,000	15,190,997
2.40%, 06/05/2020	5,358,000	5,364,967
Zimmer Biomet Holdings, Inc., 3.17% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	6,250,000	6,244,644
		26,800,608
Health Care Services–2.59%
Cigna Corp.,
3.20%, 09/17/2020	24,000,000	24,225,078
3.40%, 09/17/2021	7,772,000	7,959,332
3.75%, 07/15/2023	3,696,000	3,887,986
CVS Health Corp., 3.70%, 03/09/2023	3,516,000	3,679,042
		39,751,438
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Short Term Bond Fund

Principal Amount		Value
Hotels, Resorts & Cruise Lines–0.57%
Marriott International, Inc., Series Y, 2.74% (3 mo. USD LIBOR + 0.60%), 12/01/2020(c)	$ 8,718,000	$ 8,754,570
Household Products–0.87%
Reynolds Group Issuer, Inc./LLC, 5.75%, 10/15/2020	13,324,262	13,374,228
Industrial Machinery–0.21%
Caterpillar Financial Services Corp., 2.75% (3 mo. USD LIBOR + 0.28%), 09/07/2021(c)	3,250,000	3,253,010
Insurance Brokers–0.19%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,665,000	2,860,864
Integrated Oil & Gas–2.25%
BP Capital Markets America, Inc., 2.52%, 09/19/2022	4,000,000	4,059,806
Occidental Petroleum Corp., 2.60%, 08/13/2021	6,393,000	6,437,917
Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	14,633,000	14,855,762
2.88%, 04/16/2024(b)	8,952,000	9,192,841
		34,546,326
Integrated Telecommunication Services–0.47%
AT&T, Inc.,
2.45%, 06/30/2020	4,426,000	4,434,697
3.62%, (3 mo. USD LIBOR + 1.18%), 06/12/2024(c)	2,732,000	2,776,293
		7,210,990
Interactive Media & Services–0.94%
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	4,039,000	4,126,336
3.28%, 04/11/2024(b)	10,000,000	10,371,398
		14,497,734
Internet & Direct Marketing Retail–0.79%
Alibaba Group Holding Ltd. (China), 2.50%, 11/28/2019	2,175,000	2,175,810
Amazon.com, Inc., 2.60%, 12/05/2019	10,000,000	10,007,876
		12,183,686
Investment Banking & Brokerage–3.57%
Cantor Fitzgerald, L.P., 6.50%, 06/17/2022(b)	4,519,000	4,898,479
Goldman Sachs Group, Inc. (The),
Series L, 5.70% (3 mo. USD LIBOR + 3.88%)(c)(d)	7,273,000	7,291,182
5.38%, 03/15/2020	10,000,000	10,170,341
3.42%, (3 mo. USD LIBOR + 1.16%), 04/23/2020(c)	2,092,000	2,102,934
Principal Amount		Value
Investment Banking & Brokerage–(continued)
Morgan Stanley,
Series F, 5.63%, 09/23/2019	$ 348,000	$ 348,604
3.23% (SOFR + 0.83%), 06/10/2022(c)	30,000,000	30,085,456
		54,896,996
IT Consulting & Other Services–0.50%
DXC Technology Co., 3.08% (3 mo. USD LIBOR + 0.95%), 03/01/2021(c)	7,692,000	7,692,026
Life & Health Insurance–0.63%
Principal Life Global Funding II, 2.15%, 01/10/2020(b)	4,620,000	4,619,855
Protective Life Global Funding, 2.16%, 09/25/2020(b)	5,000,000	5,005,764
		9,625,619
Managed Health Care–0.46%
UnitedHealth Group, Inc., 2.38%, 08/15/2024	7,000,000	7,115,283
Marine Ports & Services–0.36%
Adani Abbot Point Terminal Pty Ltd. (Australia), 4.45%, 12/15/2022(b)	5,607,000	5,559,491
Multi-line Insurance–0.69%
AIG Global Funding, 2.70%, 12/15/2021(b)	7,047,000	7,123,752
Metropolitan Life Global Funding I, 1.75%, 09/19/2019(b)	3,530,000	3,529,258
		10,653,010
Multi-Utilities–1.77%
CenterPoint Energy, Inc.,
Series A, 6.13%(c)(d)	1,651,000	1,730,603
2.50%, 09/01/2024	2,960,000	2,972,096
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/2019	8,570,000	8,570,503
Dominion Energy, Inc., 2.72%, 08/15/2021(e)	8,214,000	8,287,008
WEC Energy Group, Inc., 3.10%, 03/08/2022	5,500,000	5,635,463
		27,195,673
Office REITs–0.33%
SL Green Operating Partnership, L.P., 3.15% (3 mo. USD LIBOR + 0.98%), 08/16/2021(c)	5,000,000	5,000,429
Office Services & Supplies–0.24%
Pitney Bowes, Inc., 3.88%, 09/15/2020	3,630,000	3,666,300
Oil & Gas Exploration & Production–2.07%
Continental Resources, Inc., 5.00%, 09/15/2022	23,357,000	23,581,272
Enterprise Products Operating LLC, 3.50%, 02/01/2022	5,000,000	5,171,755
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EQT Corp., 2.50%, 10/01/2020	$ 3,000,000	$ 2,984,389
		31,737,416
Oil & Gas Refining & Marketing–0.15%
Phillips 66, 2.73% (3 mo. USD LIBOR + 0.60%), 02/26/2021(c)	2,264,000	2,264,099
Oil & Gas Storage & Transportation–2.82%
DCP Midstream Operating L.P., 5.35%, 03/15/2020(b)	4,285,000	4,347,132
Energy Transfer Operating, L.P., 7.50%, 10/15/2020	19,000,000	20,025,284
Enterprise Products Operating LLC, Series D, 4.88%, 08/16/2077(c)	8,651,000	8,279,180
Plains All American Pipeline L.P./PAA Finance Corp., 5.75%, 01/15/2020	4,330,000	4,377,473
Williams Cos., Inc. (The), 4.13%, 11/15/2020	6,233,000	6,338,741
		43,367,810
Other Diversified Financial Services–0.33%
Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, 6.13%, 11/30/2021(b)	299,764	301,203
ERAC USA Finance LLC, 2.35%, 10/15/2019(b)	2,775,000	2,774,416
USAA Capital Corp., 2.45%, 08/01/2020(b)	2,000,000	2,009,175
		5,084,794
Packaged Foods & Meats–1.24%
Mead Johnson Nutrition Co. (United Kingdom), 4.90%, 11/01/2019	3,989,000	4,004,283
Smithfield Foods, Inc., 2.70%, 01/31/2020(b)	15,000,000	14,971,801
		18,976,084
Pharmaceuticals–1.95%
Allergan Funding SCS, 3.69% (3 mo. USD LIBOR + 1.26%), 03/12/2020(c)	9,600,000	9,648,208
Bristol-Myers Squibb Co., 2.60%, 05/16/2022(b)	10,690,000	10,894,823
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	4,214,000	4,310,661
Pfizer, Inc., 2.80%, 03/11/2022	5,000,000	5,130,613
		29,984,305
Property & Casualty Insurance–0.57%
Suncorp-Metway Ltd. (Australia), 2.35%, 04/27/2020(b)	8,805,000	8,815,698
Regional Banks–2.75%
Branch Banking & Trust Co., 2.25%, 06/01/2020	6,720,000	6,730,846
Citizens Financial Group, Inc., Series A, 5.50%(c)(d)	3,900,000	3,930,050
Principal Amount		Value
Regional Banks–(continued)
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	$ 750,000	$ 830,357
KeyBank N.A.,
2.50%, 12/15/2019	1,355,000	1,356,323
2.50%, 11/22/2021	4,023,000	4,064,404
Synovus Financial Corp., 5.75% (3 mo. USD LIBOR + 4.18%), 12/15/2025(c)	10,295,000	10,578,113
Zions Bancorp. N.A.,
3.50%, 08/27/2021	9,550,000	9,773,841
3.35%, 03/04/2022	4,861,000	4,979,394
		42,243,328
Restaurants–0.44%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.63%, 01/15/2022(b)	6,717,000	6,758,981
Semiconductor Equipment–0.98%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/2022	15,000,000	15,126,991
Semiconductors–1.40%
Analog Devices, Inc., 2.50%, 12/05/2021	4,825,000	4,858,694
Broadcom, Inc.,
3.13%, 04/15/2021(b)	4,800,000	4,851,315
3.13%, 10/15/2022(b)	6,600,000	6,687,895
NXP B.V./NXP Funding LLC (Netherlands), 4.13%, 06/01/2021(b)	5,000,000	5,133,279
		21,531,183
Soft Drinks–0.31%
Keurig Dr Pepper, Inc., 3.55%, 05/25/2021	4,604,000	4,711,105
Specialized Finance–0.14%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(b)	2,000,000	2,117,500
Specialty Chemicals–0.20%
International Flavors & Fragrances, Inc., 3.40%, 09/25/2020	3,000,000	3,040,282
Steel–0.56%
Steel Dynamics, Inc., 5.13%, 10/01/2021	8,507,000	8,541,368
Systems Software–0.68%
VMware, Inc.,
2.30%, 08/21/2020	6,705,000	6,707,475
2.95%, 08/21/2022	3,604,000	3,663,241
		10,370,716
Technology Distributors–0.37%
Tech Data Corp., 3.70%, 02/15/2022	5,580,000	5,724,869
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Short Term Bond Fund

Principal Amount		Value
Technology Hardware, Storage & Peripherals–0.63%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024(b)	$ 4,545,000	$ 4,754,018
Hewlett Packard Enterprise Co., 2.10%, 10/04/2019(b)	5,000,000	4,998,630
		9,752,648
Tobacco–0.67%
Altria Group, Inc., 3.49%, 02/14/2022	7,017,000	7,251,476
Philip Morris International, Inc., 1.88%, 11/01/2019	3,000,000	2,998,099
		10,249,575
Trading Companies & Distributors–0.25%
Air Lease Corp., 2.13%, 01/15/2020	3,875,000	3,872,936
Trucking–2.37%
Aviation Capital Group LLC, 2.94% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	1,860,000	1,859,465
Avolon Holdings Funding Ltd. (Ireland), 3.63%, 05/01/2022(b)	2,760,000	2,802,918
DAE Funding LLC (United Arab Emirates), 4.00%, 08/01/2020(b)	3,192,000	3,238,092
Penske Truck Leasing Co., L.P./PTL Finance Corp.,
3.20%, 07/15/2020(b)	2,374,000	2,383,734
3.65%, 07/29/2021(b)	21,478,000	21,990,655
Ryder System, Inc., 2.50%, 09/01/2024	4,100,000	4,138,268
		36,413,132
Wireless Telecommunication Services–1.54%
America Movil, S.A.B. de C.V. (Mexico), 5.00%, 03/30/2020	541,000	549,641
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Class A-1, 3.36%, 09/20/2021(b)	9,957,938	10,020,672
4.74%, 03/20/2025(b)	12,282,000	13,049,625
		23,619,938
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,009,434,383)		1,021,999,287

Asset-Backed Securities–26.18%
ALM VII Ltd., Series 2012-7A, Class A1A2, 3.47% (3 mo. USD LIBOR + 1.17%), 07/15/2029(b)(c)	2,230,600	2,230,490
Americold LLC Trust, Series 2010-ARTA, Class A1, 3.85%, 01/14/2029(b)	1,214,116	1,226,913
Principal Amount		Value

Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(f)	$ 7,325,511	$ 7,425,592
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(f)	9,022,341	9,178,521
Angel Oak Mortgage Trust, LLC,
Series 2017-1, Class A1, 2.81%, 01/25/2047(b)(f)	877,466	878,209
Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(f)	1,051,405	1,051,344
Series 2018-1, Class A1, 3.26%, 04/27/2048(b)(f)	3,466,811	3,486,709
Apex Credit CLO Ltd., Series 2017-1A, Class AF, 3.60%, 04/24/2029(b)	3,432,300	3,433,459
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 4.85%, 05/25/2034(f)	43,699	44,290
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, 4.46%, 08/25/2033(f)	69,103	70,038
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.61%, 10/26/2048(b)(e)(f)	3,730,120	3,777,926
CAL Funding II Ltd., Series 2018-2A, Class A, 4.34%, 09/25/2043(b)	3,179,167	3,269,222
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 06/15/2023	11,500,000	11,743,372
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.97%, 04/15/2039(b)	4,365,595	4,461,502
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 2.99% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	6,125,000	6,130,681
Series 2017-BIOC, Class C, 3.25% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	3,950,000	3,951,212
Series 2017-BIOC, Class D, 3.80% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	2,413,000	2,415,462
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50% (Acquired 07/29/2019; Cost $12,220,304), 07/25/2049(b)(f)	12,220,304	12,383,079
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 4.40%, 08/25/2034(f)	210,414	206,478
Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(f)	10,000,000	10,019,794
COLT Mortgage Loan Trust, Series 2018-1, Class A1, 2.93%, 02/25/2048(b)(f)	1,280,872	1,282,408
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, 2.42% (1 mo. USD LIBOR + 0.27%), 06/25/2034(c)	379,153	381,141
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Short Term Bond Fund

Principal Amount		Value

CSWF, Series 2018-TOP, Class B, 3.50% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	$ 4,582,000	$ 4,585,644
DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, 05/20/2049(b)	8,977,500	9,353,630
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, 2.61%, 06/25/2047(b)(f)	314,807	315,016
Series 2017-2A, Class A3, 2.71%, 06/25/2047(b)(f)	342,745	342,966
Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(f)	2,322,115	2,320,924
Series 2017-3A, Class A2, 2.71%, 10/25/2047(b)(f)	678,897	678,683
Series 2017-3A, Class A3, 2.81%, 10/25/2047(b)(f)	2,278,179	2,277,363
Series 2018-2A, Class A1, 3.48%, 04/25/2058(b)(f)	7,521,447	7,613,220
DT Auto Owner Trust,
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	2,890,000	2,926,541
Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	4,146,000	4,191,865
Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(f)	4,824,718	4,963,062
Golub Capital Partners CLO 35(B), Ltd., Class 2017-35A, Class AR, 3.47% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(c)	9,000,000	9,008,829
GS Mortgage Securities Trust,
Series 2012-GC6, Class AS, 4.95%, 01/10/2045(b)	2,500,000	2,645,483
Series 2015-GC30, Class A2, 2.73%, 05/10/2050	2,687,186	2,688,623
Hertz Vehicle Financing II L.P.,
Series 2015-1A, Class A, 2.73%, 03/25/2021(b)	7,000,000	7,014,659
Series 2015-1A, Class B, 3.52%, 03/25/2021(b)	7,260,000	7,292,262
Series 2018-1A, Class A, 3.29%, 02/25/2024(b)	3,360,000	3,466,050
Series 2018-1A, Class C, 4.39%, 02/25/2024(b)	1,304,000	1,350,533
Series 2019-1A, Class A, 3.71%, 03/25/2023(b)	11,000,000	11,383,412
Series 2019-1A, Class B, 4.10%, 03/25/2023(b)	4,250,000	4,402,091
Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	6,300,000	6,580,513
Series 2019-2A, Class B, 3.67%, 05/25/2025(b)	4,150,000	4,315,634
Series 2019-2A, Class C, 4.26%, 05/25/2025(b)	2,000,000	2,082,074
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(b)	4,500,000	4,520,147
Principal Amount		Value

Home Partners of America Trust,
Series 2018-1, Class A, 3.08% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	$ 2,764,894	$ 2,758,909
Series 2018-1, Class B, 3.28% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	2,970,000	2,963,553
Series 2018-1, Class C, 3.43% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	1,350,000	1,346,500
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(f)	10,436,596	10,563,325
ICG US CLO Ltd., Series 2016-1A, Class A1R, 3.40% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(c)	3,000,000	2,991,237
Invitation Homes Trust,
Series 2017-SFR2, Class A, 3.03% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	2,598,839	2,600,128
Series 2017-SFR2, Class B, 3.33% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	1,441,000	1,445,274
Series 2017-SFR2, Class C, 3.63% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	2,758,000	2,765,514
Series 2017-SFR2, Class D, 3.98% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	2,105,000	2,110,262
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, 3.61%, 07/30/2047(b)	10,031,407	10,151,799
JOL Air Ltd., Series 2019-1, Class A, 3.97%, 04/15/2044(b)	6,484,171	6,575,547
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A2, 2.77%, 10/15/2048	2,689,118	2,687,987
Series 2015-C29, Class A2, 2.92%, 05/15/2048	1,135,403	1,137,733
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 3.00% (1 mo. USD LIBOR + 0.80%), 05/15/2036(b)(c)	7,750,000	7,756,834
Series 2019-KNSQ, Class C, 3.25% (1 mo. USD LIBOR + 1.05%), 05/15/2036(b)(c)	4,250,000	4,255,738
Mercedes-Benz Auto Lease Trust,
Series 2019-A, Class A2, 3.01%, 02/16/2021	6,806,430	6,824,848
Series 2019-A, Class A3, 3.10%, 11/15/2021	4,500,000	4,554,199
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.46% (1 mo. USD LIBOR + 0.25%), 11/25/2035(c)	858,535	881,572
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Short Term Bond Fund

Principal Amount		Value

Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A2, 3.12%, 08/15/2047	$ 0	$ 0
Series 2015-C23, Class A2, 2.98%, 07/15/2050	2,682,532	2,686,998
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 2.90% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	8,028,000	8,029,187
Series 2017-CLS, Class B, 3.05% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	3,944,000	3,949,527
Series 2017-CLS, Class C, 3.20% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	2,676,000	2,680,583
MVW Owner Trust,
Series 2013-1A, Class A, 2.15%, 04/22/2030(b)	4,166,875	4,157,247
Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	4,571,847	4,690,534
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(f)	3,233,207	3,299,126
PPM CLO 3 Ltd. (Cayman Islands),
Series 2019-3A, Class A, 0.00%, 07/17/2030(b)(c)	3,874,000	3,872,888
Series 2019-3A, Class B, 4.42% (3 mo. USD LIBOR + 1.95%), 07/17/2030(b)(c)	2,711,000	2,709,556
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(f)	1,924,294	1,875,332
Series 2013-4, Class A3, 1.55%, 04/25/2043(f)	1,516,231	1,466,352
Series 2013-6, Class A2, 3.00%, 05/25/2043(f)	2,584,227	2,624,667
Series 2013-7, Class A2, 3.00%, 06/25/2043(f)	1,687,083	1,714,029
Sierra Timeshare Receivables Funding Co. LLC, Series 2016-1A, Class A, 3.08%, 03/21/2033(b)	3,489,456	3,517,471
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.47%, 02/25/2049(b)(f)	4,888,430	4,984,227
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 4.15% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	7,700,000	7,712,208
Towd Point Mortgage Trust,
Series 2016-3, Class A1, 2.25%, 04/25/2056(b)(f)	1,350,197	1,347,941
Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(f)	4,823,028	4,870,759
Triton Container Finance VI LLC, Series 2018-2A, Class A, 4.19%, 06/22/2043(b)	3,565,133	3,714,807
Principal Amount		Value

Verus Securitization Trust,
Series 2017-SG1A, Class A1, 2.69%, 11/25/2047(b)(f)	$ 5,279,581	$ 5,275,621
Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(f)	8,987,898	9,128,003
Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(f)	7,161,224	7,273,469
Series 2019-2, Class A1, 3.21%, 04/25/2059(b)(f)	17,000,252	17,168,537
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	1,479,471	1,478,077
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1, 4.97%, 09/25/2034(f)	58,351	60,685
Series 2004-Z, Class 2A1, 4.97%, 12/25/2034(f)	125,371	128,892
Wells Fargo Re-REMIC Trust, Series 2011-RR1, Class 1A, 4.81%, 09/17/2047(b)(f)	9,125,198	9,364,293
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(b)	7,000,000	7,231,070
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C10, Class XA, 1.70%, 12/15/2045(b)(f)	3,562,221	150,963
IO, Series 2012-C6, Class XA, 2.26%, 04/15/2045(b)(f)	2,120,744	79,425
Series 2013-C16, Class B, 5.19%, 09/15/2046(f)	4,500,000	4,930,806
Series 2014-C24, Class A2, 2.86%, 11/15/2047	234,571	234,395
Total Asset-Backed Securities (Cost $397,315,751)		402,145,700
U.S. Treasury Securities–4.10%
U.S. Treasury Bills–0.09%
1.80% - 1.86%, 12/19/2019(g)(h)	1,460,000	1,451,793
U.S. Treasury Notes–4.01%
1.75%, 07/31/2021	11,156,800	11,204,086
1.50%, 08/15/2022	27,314,700	27,371,783
1.75%, 07/31/2024	22,610,000	22,991,544
		61,567,413
Total U.S. Treasury Securities (Cost $62,553,091)		63,019,206

Agency Credit Risk Transfer Notes–1.39%
Fannie Mae Connecticut Avenue Securities, CAS, 3.60%, (1 mo. USD LIBOR + 1.45%) 01/25/2029(c)	5,700,373	5,711,053
Freddie Mac, Series 2019-HQA2, Class M1, STACR®, 2.85%, (1 mo. USD LIBOR + 0.70%) 04/25/2049(b)(c)	6,118,900	6,121,038
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Short Term Bond Fund

Principal Amount		Value

Freddie Mac Structured Agency Credit Risk Debt Notes, 4.95%, (1 mo. USD LIBOR + 2.80%) 05/25/2028(c)	$ 9,526,614	$ 9,593,212
Total Agency Credit Risk Transfer Notes (Cost $21,553,089)		21,425,303
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.25%
Collateralized Mortgage Obligations–0.02%
Fannie Mae REMICs, 2.60% (1 mo. USD LIBOR + 0.45%), 02/25/2047(c)	84,325	83,439
Freddie Mac REMICs
7.50%, 09/15/2029	101,933	118,186
3.20%, (1 mo. USD LIBOR + 1.00%), 12/15/2031(c)	26,596	27,322
3.15%, (1 mo. USD LIBOR + 0.95%), 01/15/2032(c)	17,107	17,287
		246,234
Federal Home Loan Mortgage Corp. (FHLMC)–0.04%
6.00%, 03/01/2023	81,606	84,560
8.50%, 05/01/2024 to 08/17/2026	90,584	93,279
7.00%, 10/25/2024 to 10/01/2034	361,558	396,619
ARM,
4.20%, (6 mo. USD LIBOR + 1.62%), 07/01/2036(c)	28,436	29,560
5.19%, (1 yr. USD LIBOR + 2.07%), 02/01/2037(c)	9,853	10,475
5.20%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(c)	7,697	8,112
		622,605
Federal National Mortgage Association (FNMA)–0.13%
7.00%, 02/01/2020 to 08/01/2036	1,112,302	1,214,212
7.50%, 01/01/2021 to 02/01/2031	126,374	143,777
6.50%, 11/01/2023 to 10/01/2035	180,304	202,206
8.00%, 09/01/2026 to 07/01/2032	145,163	149,847
9.00%, 01/01/2030	59,807	65,941
8.50%, 05/01/2030 to 07/01/2030	137,414	155,082
Principal Amount		Value
Federal National Mortgage Association (FNMA)–(continued)
ARM,
4.63%, (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(c)	$ 23,730	$ 24,979
4.71%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(c)	67,543	71,342
4.66%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(c)	13,682	14,403
		2,041,789
Government National Mortgage Association (GNMA)–0.06%
7.75%, 02/15/2021	7,520	7,534
6.50%, 07/15/2023 to 02/15/2034	712,302	787,894
7.50%, 12/20/2025	14,623	16,454
7.00%, 10/15/2026 to 06/15/2032	52,087	54,752
8.50%, 07/20/2027	46,277	51,678
		918,312
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,520,966)		3,828,940
Shares
Preferred Stocks–0.13%
Regional Banks–0.13%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd. (Cost $1,875,000)	75,000	2,060,250
Money Market Funds–0.05%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(i)	270,974	270,974
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(i)	173,145	173,214
Invesco Treasury Portfolio, Institutional Class, 1.98%(i)	309,684	309,685
Total Money Market Funds (Cost $753,873)		753,873
TOTAL INVESTMENTS IN SECURITIES–98.63% (Cost $1,497,006,153)		1,515,232,559
OTHER ASSETS LESS LIABILITIES—1.37%		20,986,464
NET ASSETS–100.00%		$ 1,536,219,023
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Short Term Bond Fund

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CAS	– Connecticut Avenue Securities
CLO	– Collateralized Loan Obligation
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR ®	– Structured Agency Credit Risk
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $676,837,538, which represented 44.06% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified date.
(f)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
U.S. Dollar Denominated Bonds & Notes	66.53%
Asset-Backed Securities	26.18
U.S. Treasury Securities	4.10
Agency Credit Risk Transfer Notes	1.39
Security Types Each Less Than 1% of Portfolio	0.38
Money Market Funds Plus Other Assets Less Liabilities	1.42

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 2 Year Notes	2,331	December-2019	$503,769,165	$ 51,409	$ 51,409
U.S. Treasury 5 Year Notes	117	December-2019	14,037,258	3,631	3,631
Subtotal—Long Futures Contracts				55,040	55,040
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Notes	322	December-2019	(42,413,438)	89,794	89,794
Total Futures Contracts				$144,834	$144,834
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Short Term Bond Fund

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,496,252,280)	$ 1,514,478,686
Investments in affiliated money market funds, at value (Cost $753,873)	753,873
Other investments:
Variation margin receivable — futures contracts	178,425
Receivable for:
Principal paydowns	134
Dividends	26,161
Fund shares sold	2,099,281
Interest	11,121,073
Investments sold	12,826,770
Investment for trustee deferred compensation and retirement plans	144,372
Other assets	96,541
Total assets	1,541,725,316
Liabilities:
Payable for:
Dividends	410,189
Fund shares reacquired	3,959,692
Amount due custodian	400,125
Accrued fees to affiliates	407,841
Accrued trustees’ and officers’ fees and benefits	4,579
Accrued other operating expenses	165,968
Trustee deferred compensation and retirement plans	157,899
Total liabilities	5,506,293
Net assets applicable to shares outstanding	$ 1,536,219,023
Net assets consist of:
Shares of beneficial interest	$1,537,730,997
Distributable earnings	(1,511,974)
$ 1,536,219,023
Net Assets:
Class A	$ 606,413,333
Class C	$ 139,855,925
Class R	$ 6,122,767
Class Y	$ 139,670,799
Class R5	$ 430,331
Class R6	$ 643,725,868
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	70,344,879
Class C	16,231,921
Class R	709,010
Class Y	16,196,888
Class R5	49,996
Class R6	74,574,330
Class A:
Net asset value per share	$ 8.62
Maximum offering price per share (Net asset value of $8.62 ÷ 97.50%)	$ 8.84
Class C:
Net asset value and offering price per share	$ 8.62
Class R:
Net asset value and offering price per share	$ 8.64
Class Y:
Net asset value and offering price per share	$ 8.62
Class R5:
Net asset value and offering price per share	$ 8.61
Class R6:
Net asset value and offering price per share	$ 8.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Short Term Bond Fund

Statement of Operations
For the six months ended August 31, 2019
(Unaudited)
Investment income:
Interest	$ 25,731,649
Dividends from affiliated money market funds	366,386
Dividends	57,422
Total investment income	26,155,457
Expenses:
Advisory fees	2,496,074
Administrative services fees	107,796
Custodian fees	17,835
Distribution fees:
Class A	451,557
Class C	449,983
Class R	14,516
Transfer agent fees — A, C, R and Y	613,373
Transfer agent fees — R5	84
Transfer agent fees — R6	12,862
Trustees’ and officers’ fees and benefits	21,528
Registration and filing fees	85,847
Reports to shareholders	51,236
Professional services fees	50,761
Other	35,136
Total expenses	4,408,588
Less: Fees waived and/or expense offset arrangement(s)	(125,827)
Net expenses	4,282,761
Net investment income	21,872,696
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	2,786,558
Futures contracts	1,062,939
3,849,497
Change in net unrealized appreciation (depreciation) of:
Investment securities	22,428,126
Futures contracts	(17,351)
22,410,775
Net realized and unrealized gain	26,260,272
Net increase in net assets resulting from operations	$48,132,968
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Short Term Bond Fund

Statement of Changes in Net Assets
For the six months ended August 31, 2019 and the year ended February 28, 2019
(Unaudited)
	August 31, 2019	February 28, 2019
Operations:
Net investment income	$ 21,872,696	$ 36,167,883
Net realized gain (loss)	3,849,497	(8,914,678)
Change in net unrealized appreciation	22,410,775	4,037,385
Net increase in net assets resulting from operations	48,132,968	31,290,590
Distributions to shareholders from distributable earnings:
Class A	(8,332,275)	(11,159,392)
Class C	(1,676,165)	(7,048,505)
Class R	(70,071)	(109,232)
Class Y	(2,151,026)	(3,014,274)
Class R5	(20,947)	(50,764)
Class R6	(9,776,538)	(16,494,319)
Total distributions from distributable earnings	(22,027,022)	(37,876,486)
Share transactions–net:
Class A	4,733,817	196,519,794
Class C	(2,747,445)	(249,045,046)
Class R	993,207	364,320
Class Y	2,860,746	5,814,588
Class R5	(1,363,027)	73,673
Class R6	68,655,913	(8,735,798)
Net increase (decrease) in net assets resulting from share transactions	73,133,211	(55,008,469)
Net increase (decrease) in net assets	99,239,157	(61,594,365)
Net assets:
Beginning of period	1,436,979,866	1,498,574,231
End of period	$1,536,219,023	$ 1,436,979,866
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Short Term Bond Fund

Financial Highlights
August 31, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 08/31/19	$8.47	$ 0.12	$ 0.15	$ 0.27	$ (0.12)	$8.62	3.19%	$ 606,413	0.66% (d)	0.66% (d)	2.74% (d)	84%
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	8.47	2.19	591,443	0.64	0.65	2.52	176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	8.51	0.79	395,766	0.65	0.66	1.98	198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	8.61	3.39	435,592	0.65	0.66	1.59	294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	8.47	(0.12)	379,091	0.68	0.68	1.72	200
Year ended 02/28/15	8.71	0.16	(0.05)	0.11	(0.17)	8.65	1.24	338,347	0.69	0.69	1.79	250
Class C
Six months ended 08/31/19	8.47	0.10	0.15	0.25	(0.10)	8.62	3.01	139,856	1.01 (d)	1.16 (d)	2.39 (d)	84
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	8.47	1.83	140,247	0.99	1.15	2.17	176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	8.51	0.44	391,791	1.00	1.16	1.63	198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	8.61	3.03	451,018	1.00	1.16	1.24	294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	8.47	(0.47)	443,163	1.03	1.18	1.37	200
Year ended 02/28/15	8.71	0.13	(0.05)	0.08	(0.14)	8.65	0.88	475,892	1.04	1.19	1.44	250
Class R
Six months ended 08/31/19	8.49	0.10	0.15	0.25	(0.10)	8.64	3.01	6,123	1.01 (d)	1.01 (d)	2.39 (d)	84
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	8.49	1.84	5,035	0.99	1.00	2.17	176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	8.53	0.55	4,693	1.00	1.01	1.63	198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	8.62	2.90	6,466	1.00	1.01	1.24	294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	8.49	(0.35)	4,068	1.03	1.03	1.37	200
Year ended 02/28/15	8.72	0.13	(0.05)	0.08	(0.14)	8.66	0.88	3,669	1.04	1.04	1.44	250
Class Y
Six months ended 08/31/19	8.48	0.12	0.15	0.27	(0.13)	8.62	3.15	139,671	0.51 (d)	0.51 (d)	2.89 (d)	84
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	8.48	2.35	134,272	0.49	0.50	2.67	176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	8.52	1.06	128,874	0.50	0.51	2.13	198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	8.61	3.42	129,794	0.50	0.51	1.74	294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	8.48	0.15	56,237	0.53	0.53	1.87	200
Year ended 02/28/15	8.71	0.17	(0.05)	0.12	(0.18)	8.65	1.38	47,086	0.54	0.54	1.94	250
Class R5
Six months ended 08/31/19	8.47	0.13	0.14	0.27	(0.13)	8.61	3.21	430	0.38 (d)	0.38 (d)	3.02 (d)	84
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	8.47	2.45	1,765	0.39	0.40	2.77	176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	8.51	1.17	1,699	0.38	0.39	2.25	198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	8.60	3.54	1,220	0.39	0.40	1.85	294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	8.47	0.26	1,165	0.43	0.43	1.97	200
Year ended 02/28/15	8.71	0.18	(0.06)	0.12	(0.19)	8.64	1.37	1,026	0.44	0.44	2.04	250
Class R6
Six months ended 08/31/19	8.49	0.13	0.14	0.27	(0.13)	8.63	3.21	643,726	0.38 (d)	0.38 (d)	3.02 (d)	84
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	8.49	2.46	564,219	0.38	0.39	2.78	176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	8.53	1.17	575,750	0.38	0.39	2.25	198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	8.62	3.66	499,674	0.39	0.40	1.85	294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	8.48	0.14	63,201	0.42	0.42	1.98	200
Year ended 02/28/15	8.72	0.18	(0.05)	0.13	(0.19)	8.66	1.50	22,779	0.43	0.43	2.05	250

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $598,804, $137,704, $5,775, $146,721, $1,361 and $639,642 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Short Term Bond Fund

Notes to Financial Statements
August 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
18	Invesco Short Term Bond Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures
19	Invesco Short Term Bond Fund

commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.35%
Next $500 million	0.325%
Next $1.5 billion	0.30%
Next $2.5 billion	0.29%
Over $5 billion	0.28%
For the six months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.32%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2019, the Adviser waived advisory fees of $20,612.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority
20	Invesco Short Term Bond Fund

(“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2020, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2019, 12b-1 fees incurred for Class C shares were $346,141 after fee waivers of $103,842.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2019, IDI advised the Fund that IDI retained $62,914 in front-end sales commissions from the sale of Class A shares and $42,293 and $279 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$1,021,999,287	$—	$1,021,999,287
Asset-Backed Securities	—	402,145,700	—	402,145,700
U.S. Treasury Securities	—	63,019,206	—	63,019,206
Agency Credit Risk Transfer Notes	—	21,425,303	—	21,425,303
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	3,828,940	—	3,828,940
Preferred Stocks	2,060,250	—	—	2,060,250
Money Market Funds	753,873	—	—	753,873
Total Investments in Securities	2,814,123	1,512,418,436	—	1,515,232,559
Other Investments - Assets*
Futures Contracts	144,834	—	—	144,834
Total Investments	$2,958,957	$1,512,418,436	$—	$1,515,377,393

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
21	Invesco Short Term Bond Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 144,834
Derivatives not subject to master netting agreements	(144,834)
Total Derivative Assets subject to master netting agreements	$ -

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the six months ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$1,062,939
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(17,351)
Total	$1,045,588
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$606,904,623
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,373.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010
22	Invesco Short Term Bond Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,112,950	$15,065,668	$23,178,618

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2019 was $577,719,838 and $292,574,776, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $778,094,099 and $867,779,574, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$20,515,462
Aggregate unrealized (depreciation) of investments	(2,409,385)
Net unrealized appreciation of investments	$ 18,106,077
Cost of investments for tax purposes is $1,497,271,316.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	13,435,388	$ 114,903,603	55,495,796	$ 469,022,984
Class C	3,906,134	33,412,925	12,220,047	103,385,054
Class R	255,791	2,195,780	217,199	1,840,559
Class Y	8,254,897	70,427,362	13,247,995	112,068,635
Class R5	23,145	196,833	16,027	135,644
Class R6	13,569,934	115,761,391	11,295,823	95,842,910
Issued as reinvestment of dividends:
Class A	824,399	7,060,508	1,159,688	9,816,461
Class C	159,871	1,368,231	696,858	5,897,397
Class R	8,022	68,813	12,750	108,102
Class Y	151,812	1,300,256	211,075	1,786,650
Class R5	2,070	17,680	5,913	50,018
Class R6	1,126,295	9,660,288	1,929,521	16,356,711
Automatic conversion of Class C shares to Class A shares:
Class A	1,110,174	9,495,863	-	-
Class C	(1,110,826)	(9,495,863)	-	-
23	Invesco Short Term Bond Fund

	Summary of Share Activity
	Six months ended August 31, 2019(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(14,817,336)	$(126,726,157)	(33,346,510)	$ (282,319,651)
Class C	(3,281,721)	(28,032,738)	(42,386,790)	(358,327,497)
Class R	(147,902)	(1,271,386)	(187,098)	(1,584,341)
Class Y	(8,050,719)	(68,866,872)	(12,752,177)	(108,040,697)
Class R5	(183,665)	(1,577,540)	(13,257)	(111,989)
Class R6	(6,614,324)	(56,765,766)	(14,268,445)	(120,935,419)
Net increase (decrease) in share activity	8,621,439	$ 73,133,211	(6,445,585)	$ (55,008,469)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
24	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,031.90	$3.37	$ 1,021.82	$3.35	0.66%
Class C	1,000.00	1,030.10	5.15	1,020.06	5.13	1.01
Class R	1,000.00	1,030.10	5.15	1,020.06	5.13	1.01
Class Y	1,000.00	1,031.50	2.60	1,022.57	2.59	0.51
Class R5	1,000.00	1,032.10	1.94	1,023.23	1.93	0.38
Class R6	1,000.00	1,032.10	1.94	1,023.23	1.93	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.
25	Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Short Investment Grade Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that overweight exposure to high yield and investment grade credit as well as emerging markets negatively impacted relative Fund performance. The Trustees also reviewed more

26                         Invesco  Short Term Bond Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

27                         Invesco  Short Term Bond Fund

Distribution Information
The following table sets forth on a per share basis the distribution that was paid in May 2019. Included in the table is a written statement of the sources of the distribution on a GAAP basis.
		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
05/31/2019	Class A	$0.0195	$0.000	$0.0001	$0.0196
05/31/2019	Class C	$0.0170	$0.000	$0.0001	$0.0171
05/31/2019	Class R	$0.0170	$0.000	$0.0001	$0.0171
05/31/2019	Class Y	$0.0205	$0.000	$0.0001	$0.0206
05/31/2019	Class R5	$0.0215	$0.000	$0.0001	$0.0216
05/31/2019	Class R6	$0.0216	$0.000	$0.0001	$0.0217
Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.
28	Invesco Short Term Bond Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1

Shareholder Report for the Three Months Ended 8/31/2019

Invesco

Oppenheimer

Global High Yield

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global High Yield Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
3-Month	2.57%	-1.81%	2.92%
1-Year	4.66	0.18	7.06
5-Year	2.78	1.90	4.93
Since Inception (11/8/13)	3.47	2.71	5.51

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	92.3%
Investment Companies	4.8
Corporate Loans	1.8
Foreign Government Obligations	1.0
Common Stocks	0.1
Rights, Warrants and Certificates	—*
Preferred Stocks	—*
Over-the-Counter Credit Default
Swaptions Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	75.7%
Canada	4.6
Brazil	3.3
Luxembourg	2.1
Mexico	2.0
China	1.5
United Arab Emirates	1.3
Israel	1.0
Turkey	0.9
Argentina	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION

U.S./Canada	80.3%
Latin & South America	6.2
Europe	4.5
Asia	4.1
Middle East/Africa	3.6
Emerging Europe	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2019, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	6.5%
BB	50.1
B	31.5
CCC	5.0
CC	0.2
D	0.0
Unrated	6.7
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of August 31, 2019, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, Invesco Advisers, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Invesco Government and Agency Portfolio are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

5      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	3-Month	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	2.57%	4.66%	2.78%	3.47%
Class C (OGYCX)	11/8/13	2.28	3.82	2.05	2.75
Class R (OGYNX)	11/8/13	2.51	4.40	2.53	3.22
Class Y (OGYYX)	11/8/13	2.53	4.86	3.09	3.78
Class R5 (GBHYX)[1]	5/24/19	2.53	4.68	2.78	3.47
Class R6 (OGYIX)[2]	11/8/13	2.66	5.12	3.16	3.85

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	3-Month	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	-1.81%	0.18%	1.90%	2.71%
Class C (OGYCX)	11/8/13	1.28	2.83	2.05	2.75
Class R (OGYNX)	11/8/13	2.51	4.40	2.53	3.22
Class Y (OGYYX)	11/8/13	2.53	4.86	3.09	3.78
Class R5 (GBHYX)[1]	5/24/19	2.53	4.68	2.78	3.47
Class R6 (OGYIX)[2]	11/8/13	2.66	5.12	3.16	3.85

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

6      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,035.10	$6.00
Class C	1,000.00	1,030.30	9.64
Class R	1,000.00	1,033.80	7.28
Class Y	1,000.00	1,036.60	4.51
Class R5	1,000.00	1,035.20	2.34
Class R6	1,000.00	1,036.80	4.21

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.25	5.96
Class C	1,000.00	1,015.69	9.57
Class R	1,000.00	1,018.00	7.23
Class Y	1,000.00	1,020.71	4.48
Class R5	1,000.00	1,020.86	4.33
Class R6	1,000.00	1,021.01	4.17

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.88
Class R	1.42
Class Y	0.88
Class R5	0.85
Class R6	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

9      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2019 Unaudited

	Principal Amount	Value
Foreign Government Obligations—1.0%
Argentine Republic, 6.875% Sr. Unsec. Nts., 1/26/27	$300,000	$117,000
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/26[1]	200,000	212,478

Total Foreign Government Obligations (Cost $376,917)		329,478
Corporate Loans—1.7%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.862% [LIBOR12+275], 11/17/25[2,3]	18,617	18,704
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.862% [LIBOR12+475], 2/27/23[2,3]	44,550	44,634
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.612% [LIBOR12+450], 4/6/24[2,3]	29,501	29,353
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862% [LIBOR4+275], 12/23/24[2,3]	90,000	88,813
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.938% [LIBOR4+725], 10/12/38[2,3]	3,209	5,937
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.145% [LIBOR12+500], 2/6/26[2,3]	65,000	65,251
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.23% [LIBOR4+400], 5/1/26[2,3]	37,437	37,608
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.256% [LIBOR12+400], 5/15/23[2,3]	50,000	47,583
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.362% [LIBOR4+725], 10/17/22[2,3]	138,002	68,410
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.00% PIK Rate, 7.729% Cash Rate, [LIBOR12+650], 10/25/23[2,3,4]	46,568	38,215
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.21% [LIBOR12+425], 3/11/22[2,3]	33,292	32,398
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.862%-4.896% [LIBOR6+275], 8/14/24[2,3]	84,698	83,833
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 10.25% [PRIME4+500], 3/29/21[2,3,5]	19,747	20,136

Total Corporate Loans (Cost $640,499)		580,875
Corporate Bonds and Notes—90.3%
Consumer Discretionary—20.5%
Auto Components—0.8%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	65,000	61,342
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	50,000	52,625
Delphi Technologies plc, 5.00% Sr. Unsec. Nts., 10/1/25[1]	20,000	17,350
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	35,000	34,781
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	30,000	28,613

11      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Components (Continued)
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	$20,000	$20,800
8.50% Sr. Unsec. Nts., 5/15/27[1]	40,000	39,100

		254,611
Automobiles—0.1%
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	20,000	17,925
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	34,000	34,638
Diversified Consumer Services—0.2%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	15,000	13,988
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20	20,000	19,925
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	25,000	26,156

		60,069
Entertainment—1.1%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	60,000	57,225
5.875% Sr. Sub. Nts., 11/15/26	25,000	23,000
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	46,012
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	55,000	57,475
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	30,000	32,063
Netflix, Inc.:
5.375% Sr. Unsec. Nts., 11/15/29[1]	55,000	59,950
5.875% Sr. Unsec. Nts., 11/15/28	25,000	28,031
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	58,300

		362,056
Hotels, Restaurants & Leisure—5.1%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	67,259
5.00% Sec. Nts., 10/15/25[1]	110,000	113,850
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	65,000	66,787
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	72,887
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	45,000	47,700
6.375% Sr. Unsec. Nts., 4/1/26	20,000	21,275
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	40,000	38,200
Cedar Fair LP, 5.25% Sr. Unsec. Nts., 7/15/29[1]	65,000	70,769
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	30,000	32,025
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	30,000	31,950
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	100,000	102,500

12      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Golden Nugget, Inc.: (Continued)
8.75% Sr. Sub. Nts., 10/1/25[1]	$80,000	$84,100
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	40,000	40,900
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	65,000	69,387
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	45,000	47,813
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	40,000	42,000
5.25% Sr. Unsec. Nts., 6/1/26[1]	65,000	68,900
Melco Resorts Finance Ltd., 5.625% Sr. Unsec. Nts., 7/17/27[1]	35,000	35,747
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	80,000	87,700
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	45,000	49,783
6.00% Sr. Unsec. Nts., 3/15/23	50,000	55,125
6.625% Sr. Unsec. Nts., 12/15/21	45,000	49,050
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	60,000	61,881
Scientific Games International, Inc.:
8.25% Sr. Unsec. Nts., 3/15/26[1]	40,000	42,500
10.00% Sr. Unsec. Nts., 12/1/22	52,000	54,145
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	46,688
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	25,000	26,000
Wyndham Hotels & Resorts, Inc., 5.375% Sr. Unsec. Nts., 4/15/26[1]	70,000	73,675
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	36,313
5.50% Sr. Unsec. Nts., 3/1/25[1]	40,000	42,300
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	20,000	19,850
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	9,925

		1,708,984
Household Durables—2.7%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.125% Sr. Sec. Nts., 8/15/26[1]	70,000	70,961
4.25% Sr. Sec. Nts., 9/15/22[1]	25,000	25,406
4.625% Sr. Sec. Nts., 5/15/23[1]	10,000	10,260
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	100,000	101,125
7.25% Sr. Unsec. Nts., 2/1/23	4,000	4,040
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	90,000	95,962
4.75% Sr. Unsec. Nts., 5/30/25	35,000	37,625
5.00% Sr. Unsec. Nts., 6/15/27	30,000	32,287
LGI Homes, Inc., 6.875% Sr. Unsec. Nts., 7/15/26[1]	20,000	20,975
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	72,800

13      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	$160,000	$164,800
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	55,000	60,569
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	30,000	31,950
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[1]	35,000	37,275
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	45,000	48,150
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	49,000	49,735
6.00% Sr. Unsec. Nts., 9/1/23	45,000	46,913

		910,833
Internet & Catalog Retail—0.2%
Getty Images, Inc., 9.75% Sr. Unsec. Nts., 3/1/27[1]	5,000	5,125
GrubHub Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/1/27[1]	45,000	47,137

		52,262
Leisure Equipment & Products—0.3%
Mattel, Inc.:
4.35% Sr. Unsec. Nts., 10/1/20	15,000	15,188
6.75% Sr. Unsec. Nts., 12/31/25[1]	85,000	87,550

		102,738
Media—7.8%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	20,000	20,675
7.50% Sr. Sec. Nts., 5/15/26[1]	55,000	58,712
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	72,887
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	75,000	80,250
8.125% Sr. Sec. Nts., 2/1/27[1]	45,000	49,725
Altice Luxembourg SA:
7.625% Sr. Unsec. Nts., 2/15/25[1]	20,000	20,750
10.50% Sr. Sec. Nts., 5/15/27[1]	40,000	43,600
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	45,000	46,125
5.00% Sr. Unsec. Nts., 4/1/24	25,000	25,812
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	40,000	42,200
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/22	20,000	21,444
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	25,312
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	73,675
5.125% Sr. Unsec. Nts., 5/1/23[1]	30,000	30,765
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	83,739
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	15,619
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	95,512
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	26,094
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	16,012

14      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
Clear Channel Communications, Inc., 9.00% Sr. Nts., 12/15/19[5,6,7]	$115,000	$0
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	25,000	25,547
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	122,600
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	40,000	42,900
5.375% Sr. Unsec. Nts., 7/15/23[1]	20,000	20,605
5.50% Sr. Unsec. Nts., 5/15/26[1]	20,000	21,200
5.50% Sr. Unsec. Nts., 4/15/27[1]	40,000	42,900
6.50% Sr. Unsec. Nts., 2/1/29[1]	25,000	28,062
10.875% Sr. Unsec. Nts., 10/15/25[1]	40,000	45,475
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[1]	20,000	20,650
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[1]	85,000	89,463
6.625% Sr. Unsec. Nts., 8/15/27[1]	170,000	178,500
DISH DBS Corp.:
5.125% Sr. Unsec. Nts., 5/1/20	20,000	20,275
5.875% Sr. Unsec. Nts., 7/15/22	30,000	31,162
5.875% Sr. Unsec. Nts., 11/15/24	170,000	162,359
6.75% Sr. Unsec. Nts., 6/1/21	20,000	21,116
7.75% Sr. Unsec. Nts., 7/1/26	35,000	34,475
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	55,000	56,925
5.875% Sr. Unsec. Nts., 7/15/26[1]	65,000	68,088
iHeartCommunications, Inc.:
5.25% Sr. Sec. Nts., 8/15/27[1]	70,000	73,775
6.375% Sr. Sec. Nts., 5/1/26	10,853	11,776
8.375% Sr. Unsec. Nts., 5/1/27	19,671	21,318
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	60,000	61,950
Sirius XM Radio, Inc.:
4.625% Sr. Unsec. Nts., 7/15/24[1]	90,000	94,163
5.50% Sr. Unsec. Nts., 7/1/29[1]	65,000	70,994
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	36,050
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	24,844
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	50,735
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	19,850
5.125% Sr. Sec. Nts., 2/15/25[1]	95,000	92,140
Virgin Media Secured Finance plc:
5.50% Sr. Sec. Nts., 8/15/26[1]	50,000	52,438
5.50% Sr. Sec. Nts., 5/15/29[1]	20,000	20,950
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	85,000	90,096

		2,602,289

15      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail—1.9%
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	$35,000	$30,625
8.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	43,750
GameStop Corp., 6.75% Sr. Unsec. Nts., 3/15/21[1]	80,000	79,800
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	22,875
6.875% Sr. Unsec. Nts., 11/1/35	155,000	131,750
7.50% Sr. Unsec. Nts., 6/15/29	45,000	44,438
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	46,744
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[1]	90,000	86,532
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	45,000	42,975
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	51,000	50,235
7.125% Sr. Unsec. Nts., 3/15/23[1]	20,000	18,700
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	50,500
		648,924

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	42,050
4.875% Sr. Unsec. Nts., 5/15/26[1]	15,000	15,888
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	20,000	21,374
		79,312

Consumer Staples—3.4%
Food & Staples Retailing—1.4%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 5.875% Sr. Unsec. Nts., 2/15/28[1]	160,000	169,018
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 7.50% Sr. Unsec. Nts., 3/15/26[1]	25,000	27,937
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	40,075
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	44,990
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	100,000	93,500
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	50,000	47,625
7.75% Sr. Sec. Nts., 1/15/24[1]	25,000	27,125
		450,270

Food Products—1.6%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[1]	20,000	21,375
JBS Investments II GmbH, 7.00% Sr. Unsec. Nts., 1/15/26[1]	30,000	32,513
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	45,000	46,969
6.75% Sr. Unsec. Nts., 2/15/28[1]	40,000	44,750
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/15/30[1]	140,000	148,680
6.50% Sr. Unsec. Nts., 4/15/29[1]	40,000	44,400
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	20,000	21,008

16      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Food Products (Continued)
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	$50,000	$52,125
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	27,031
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	20,925
5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	74,725

		534,501

Household Products—0.1%
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,063

Personal Products—0.3%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	65,000	68,178
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[1]	40,000	41,600

		109,778

Energy—14.1%
Energy Equipment & Services—3.5%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	350,000	346,063
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	25,000	18,875
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	45,000	28,575
CSI Compressco LP/CSI Compressco Finance, Inc.:
7.25% Sr. Unsec. Nts., 8/15/22	10,000	8,925
7.50% Sr. Sec. Nts., 4/1/25[1]	30,000	29,475
CSN Resources SA, 7.625% Sr. Unsec. Nts., 4/17/26[1]	300,000	303,000
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	20,000	20,187
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	120,000	85,200
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	40,000	32,200
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	35,000	31,412
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	34,925
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	25,000	25,500
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	22,250	22,671
Transocean Poseidon Ltd., 6.875% Sr. Sec. Nts., 2/1/27[1]	10,000	10,463
Transocean Sentry Ltd., 5.375% Sr. Sec. Nts., 5/15/23[1]	40,000	39,700
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	22,937
9.00% Sr. Unsec. Nts., 7/15/23[1]	45,000	46,687
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 9/1/27[1]	30,000	31,007
Valaris plc:
5.20% Sr. Unsec. Nts., 3/15/25	40,000	24,300
7.75% Sr. Unsec. Nts., 2/1/26	10,000	6,398

		1,168,500

17      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—10.6%
Aker BP ASA, 4.75% Sr. Unsec. Nts., 6/15/24[1]	$20,000	$20,500
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[1]	70,000	63,875
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	20,000	18,500
5.375% Sr. Unsec. Nts., 11/1/21	20,000	19,450
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	65,000	68,047
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	48,000	48,600
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	50,000	49,469
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	25,000	22,375
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	30,000	28,800
8.00% Sec. Nts., 12/15/22[1]	77,000	44,660
Callon Petroleum Co., 6.375% Sr. Unsec. Nts., 7/1/26	145,000	141,375
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	30,000	29,775
7.625% Sr. Unsec. Nts., 1/15/22	85,000	80,962
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	10,000	9,615
8.25% Sr. Unsec. Nts., 7/15/25	10,000	9,750
Centennial Resource Production LLC:
5.375% Sr. Unsec. Nts., 1/15/26[1]	10,000	9,575
6.875% Sr. Unsec. Nts., 4/1/27[1]	125,000	125,625
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	49,837
7.00% Sr. Sec. Nts., 6/30/24	40,000	46,250
Chesapeake Energy Corp.:
7.00% Sr. Unsec. Nts., 10/1/24	5,000	3,831
7.50% Sr. Unsec. Nts., 10/1/26	25,000	17,250
8.00% Sr. Unsec. Nts., 1/15/25	20,000	15,250
8.00% Sr. Unsec. Nts., 3/15/26[1]	25,000	18,000
8.00% Sr. Unsec. Nts., 6/15/27	15,000	10,913
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,044
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	17,000	16,532
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.625% Sr. Unsec. Nts., 5/1/27[1]	70,000	70,153
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	40,000	39,750
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	96,425
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	20,000	20,550
5.125% Sr. Unsec. Nts., 5/15/29	20,000	20,526
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	40,000	36,600

18      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.: (Continued) 9.25% Sec. Nts., 3/31/22[1]	$40,000	$33,800
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	10,000	9,810
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	10,000	9,937
5.60% Sr. Unsec. Nts., 4/1/44	20,000	17,000
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	40,000	37,500
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	55,000	56,719
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	60,000	50,400
8.00% Sr. Sec. Nts., 11/29/24[1]	130,000	57,200
Fortress Transportation & Infrastructure Investors LLC, 6.75% Sr. Unsec. Nts., 3/15/22[1]	25,000	26,062
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	80,000	76,831
6.50% Sr. Unsec. Nts., 10/1/25	40,000	39,100
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	30,000	21,975
6.375% Sr. Unsec. Nts., 5/15/25	25,000	18,125
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	25,000	26,000
HighPoint Operating Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	10,000	9,150
8.75% Sr. Unsec. Nts., 6/15/25	16,000	14,520
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	20,000	18,750
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	26,325
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	40,000	33,200
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	30,000	28,275
Medco Oak Tree Pte Ltd., 7.375% Sr. Sec. Nts., 5/14/26[1]	140,000	139,536
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	50,000	50,437
7.00% Sr. Unsec. Nts., 3/31/24[1]	20,000	19,125
Moss Creek Resources Holdings, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	15,000	10,537
10.50% Sr. Unsec. Nts., 5/15/27[1]	40,000	31,600
Murray Energy Corp., 3.00% PIK Rate, 9.00% Cash Rate, Sec. Nts., 4/15/24[1,4]	130,760	13,076
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	25,000	27,563
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	40,000	39,000
7.50% Sr. Unsec. Nts., 11/1/23	45,000	45,773
7.50% Sr. Unsec. Nts., 4/15/26[1]	35,000	35,525
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20	20,000	20,350
6.00% Sr. Unsec. Nts., 6/1/26	20,000	21,500

19      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	$40,000	$36,400
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	25,000	26,344
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	36,225
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23	30,000	30,975
7.25% Sr. Unsec. Nts., 6/15/25	25,000	25,992
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23	45,000	46,463
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26	45,000	44,096
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]	25,000	25,766
6.375% Sr. Sec. Nts., 3/31/25[1]	40,000	41,775
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	186,159
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26	65,000	52,975
6.875% Sr. Unsec. Nts., 3/1/21	20,000	19,950
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 3/15/23	20,000	17,750
5.75% Sr. Unsec. Nts., 6/1/21	20,000	19,900
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	100,000	4,625
7.25% Sr. Sec. Nts., 2/15/23[1,5]	20,000	14,100
7.75% Sr. Unsec. Nts., 6/15/21	50,000	2,438
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	20,000	19,370
5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,750
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27	25,000	21,375
6.75% Sr. Unsec. Nts., 9/15/26	30,000	25,650
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25	14,000	12,320
7.50% Sr. Unsec. Nts., 4/1/26	25,000	22,005
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25	25,000	24,906
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	75,000	64,703
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	30,000	30,750
5.50% Sr. Unsec. Nts., 2/15/26	15,000	15,600
5.875% Sr. Unsec. Nts., 3/15/28	34,000	35,445
6.00% Sr. Unsec. Nts., 4/15/27	20,000	21,100
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	34,300
5.50% Sr. Unsec. Nts., 1/15/28[1]	35,000	33,119
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28	10,000	10,075
5.875% Sr. Unsec. Nts., 4/15/26	50,000	52,563
6.50% Sr. Unsec. Nts., 7/15/27[1]	25,000	27,188

20      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26	$35,000	$36,050
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21	20,000	18,779
6.625% Sr. Unsec. Nts., 1/15/26	45,000	32,792
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	20,000	22,350
		3,557,688
Financials—12.0%
Capital Markets—1.9%
Cornerstone Building Brands, Inc., 8.00% Sr. Unsec. Nts., 4/15/26[1]	30,000	28,538
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	25,000	25,281
10.75% Sr. Unsec. Nts., 9/1/24[1]	20,000	20,200
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	25,000	23,562
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	45,000	40,725
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	25,000	26,531
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	228,495
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25% Sr. Unsec. Nts., 2/15/21	15,000	14,325
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	50,000	44,941
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	65,000	68,476
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	40,000	41,292
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	25,000	25,741
5.00% Sr. Unsec. Nts., 1/31/28[1]	15,000	15,694
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	35,000	30,363
		634,164
Commercial Banks—1.7%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,8,9]	40,000	44,234
Banco Mercantil del Norte SA (Grand Cayman), 7.50% [H15T10Y+547] Jr. Sub. Perpetual Bonds[1,8,9]	160,000	160,202
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,8]	200,000	200,002
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21	40,000	40,950
5.00% Sr. Unsec. Nts., 8/15/22	10,000	10,686
5.25% Sr. Unsec. Nts., 3/7/25	25,000	28,062

21      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Sub. Nts., 2/15/24[1]	$38,000	$41,753
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	50,000	44,625
		570,514

Consumer Finance—2.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	55,000	47,712
Ally Financial, Inc.:
3.875% Sr. Unsec. Nts., 5/21/24	50,000	52,812
4.625% Sr. Unsec. Nts., 5/19/22	40,000	42,200
4.625% Sr. Unsec. Nts., 3/30/25	21,000	23,021
5.125% Sr. Unsec. Nts., 9/30/24	20,000	22,400
5.75% Sub. Nts., 11/20/25	55,000	63,181
8.00% Sr. Unsec. Nts., 11/1/31	45,000	63,113
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	45,000	48,150
6.375% Sr. Unsec. Nts., 2/15/26[1]	20,000	21,775
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	15,000	11,363
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[1]	25,000	26,467
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.75% Sr. Unsec. Nts., 2/1/27[1]	25,000	27,630
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	65,000	68,704
6.50% Sr. Unsec. Nts., 6/15/22	40,000	43,400
6.625% Sr. Unsec. Nts., 7/26/21	20,000	21,450
6.75% Sr. Unsec. Nts., 6/25/25	60,000	64,650
6.75% Sr. Unsec. Nts., 6/15/26	35,000	37,538
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 3/15/24	45,000	49,163
6.625% Sr. Unsec. Nts., 1/15/28	10,000	11,000
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	70,000	72,100
Trivium Packaging Finance BV:
5.50% Sr. Sec. Nts., 8/15/26[1]	20,000	21,200
8.50% Sr. Unsec. Nts., 8/15/27[1]	20,000	21,550
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1]	30,000	31,875
		892,454

Diversified Financial Services—0.8%
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]	35,000	37,275
NBM US Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/6/29[1]	250,000	247,812
		285,087
Real Estate Investment Trusts (REITs)—2.8%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75% Sr. Sec. Nts., 5/15/26[1]	40,000	42,250

22      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.125% Sr. Unsec. Nts., 7/1/22[1]	$20,000	$20,325
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23	20,000	19,400
5.00% Sr. Unsec. Nts., 10/15/22	10,000	9,937
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	59,556
5.875% Sr. Unsec. Nts., 1/15/26	50,000	53,312
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	93,375
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]	35,000	36,116
iStar, Inc.:
5.25% Sr. Unsec. Nts., 9/15/22	65,000	66,788
6.00% Sr. Unsec. Nts., 4/1/22	95,000	97,731
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	58,506
MPT Operating Partnership LP/MPT Finance Corp., 4.625% Sr. Unsec. Nts., 8/1/29	140,000	145,863
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.00% Sr. Unsec. Nts., 8/15/27[1]	5,000	5,181
5.875% Sr. Unsec. Nts., 3/15/25	40,000	41,500
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22	30,000	30,675
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25	70,000	71,925
5.00% Sr. Unsec. Nts., 12/15/21	65,000	67,600
		920,040
Real Estate Management & Development—1.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[1]	150,000	153,089
Forestar Group, Inc., 8.00% Sr. Unsec. Nts., 4/15/24[1]	20,000	21,575
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	45,000	46,253
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	41,850
Times China Holdings Ltd., 7.85% Sr. Sec. Nts., 6/4/21[1]	300,000	306,449
		569,216
Thrifts & Mortgage Finance—0.4%
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]	35,000	36,333
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	25,000	26,031
5.75% Sr. Unsec. Nts., 5/1/25[1]	30,000	31,425
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	45,000	46,688
		140,477
Health Care—6.8%
Health Care Equipment & Supplies—0.2%
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	46,575

23      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	$30,000	$30,825
		77,400
Health Care Providers & Services—4.4%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	25,000	25,656
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,750
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	60,000	61,711
5.375% Sr. Unsec. Nts., 6/1/26[1]	30,000	32,146
6.125% Sr. Unsec. Nts., 2/15/24	30,000	31,477
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	85,000	82,565
6.875% Sr. Unsec. Nts., 2/1/22	24,000	16,733
8.00% Sr. Sec. Nts., 3/15/26[1]	40,000	38,500
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	25,125
5.125% Sr. Unsec. Nts., 7/15/24	80,000	81,577
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	36,000	36,585
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29	60,000	64,058
5.375% Sr. Unsec. Nts., 2/1/25	45,000	50,062
5.375% Sr. Unsec. Nts., 9/1/26	95,000	106,163
5.50% Sr. Sec. Nts., 6/15/47	35,000	40,277
5.625% Sr. Unsec. Nts., 9/1/28	90,000	102,628
5.875% Sr. Unsec. Nts., 2/15/26	25,000	28,581
7.50% Sr. Unsec. Nts., 2/15/22	75,000	84,173
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,078
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	55,000	58,919
Select Medical Corp., 6.25% Sr. Unsec. Nts., 8/15/26[1]	35,000	36,505
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	52,175
5.125% Sr. Sec. Nts., 11/1/27[1]	175,000	181,125
6.00% Sr. Sec. Nts., 10/1/20	15,000	15,592
6.25% Sec. Nts., 2/1/27[1]	25,000	25,969
6.75% Sr. Unsec. Nts., 6/15/23	80,000	82,500
8.125% Sr. Unsec. Nts., 4/1/22	45,000	48,652
		1,462,282
Health Care Technology—0.2%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	70,000	71,540
Pharmaceuticals—2.0%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]	50,000	55,624
Bausch Health Cos, Inc.:
7.00% Sr. Unsec. Nts., 1/15/28[1]	25,000	26,261
7.25% Sr. Unsec. Nts., 5/30/29[1]	25,000	26,500

24      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	$7,000	$7,096
5.50% Sr. Sec. Nts., 11/1/25[1]	35,000	36,837
5.75% Sr. Sec. Nts., 8/15/27[1]	20,000	21,500
5.875% Sr. Unsec. Nts., 5/15/23[1]	17,000	17,276
6.125% Sr. Unsec. Nts., 4/15/25[1]	45,000	46,463
7.00% Sr. Sec. Nts., 3/15/24[1]	30,000	31,760
9.00% Sr. Unsec. Nts., 12/15/25[1]	75,000	84,375
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Sec. Nts., 10/15/24[1]	15,000	13,687
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	31,575
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	25,000	23,875
Teva Pharmaceutical Finance Netherlands III BV:
2.20% Sr. Unsec. Nts., 7/21/21	100,000	94,000
3.15% Sr. Unsec. Nts., 10/1/26	25,000	18,487
4.10% Sr. Unsec. Nts., 10/1/46	100,000	64,625
6.00% Sr. Unsec. Nts., 4/15/24	70,000	63,438
		663,379
Industrials—9.1%
Aerospace & Defense—1.3%
Arconic, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	45,000	47,986
5.40% Sr. Unsec. Nts., 4/15/21	20,000	20,617
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	39,900
7.50% Sr. Unsec. Nts., 12/1/24[1]	45,000	44,948
7.50% Sr. Unsec. Nts., 3/15/25[1]	30,000	29,325
7.875% Sr. Unsec. Nts., 4/15/27[1]	40,000	38,850
DAE Funding LLC, 4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	51,125
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	27,031
6.375% Sr. Sub. Nts., 6/15/26	55,000	57,928
6.50% Sr. Sub. Nts., 7/15/24	45,000	46,631
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	15,000	14,963
		419,304
Air Freight & Couriers—0.3%
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	40,000	41,460
6.75% Sr. Unsec. Nts., 8/15/24[1]	40,000	43,200
		84,660
Airlines—1.5%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,338
5.00% Sr. Unsec. Nts., 6/1/22[1]	85,000	88,506
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	250,000	246,565

25      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Airlines (Continued)
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	$65,000	$67,031
4.875% Sr. Unsec. Nts., 1/15/25	50,000	52,500
		484,940

Building Products—0.5%
Builders FirstSource, Inc., 6.75% Sr. Sec. Nts., 6/1/27[1]	5,000	5,487
Masonite International Corp., 5.375% Sr. Unsec. Nts., 2/1/28[1]	110,000	116,463
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	50,000	51,625
		173,575

Commercial Services & Supplies—1.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	80,000	82,300
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	30,000	32,025
Affinion Group, Inc., 14.00% PIK Rate, Sr. Unsec. Nts., 11/10/22 (Acquired 11/14/13-5/10/19; Cost $45,903)[4]	50,582	33,384
ARD Finance SA, 7.875% PIK Rate, Sr. Sec. Nts., 9/15/23[4]	30,000	30,938
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	50,000	51,000
Clean Harbors, Inc., 4.875% Sr. Unsec. Nts., 7/15/27[1]	45,000	47,700
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	20,000	20,600
5.875% Sr. Unsec. Nts., 7/1/25	25,000	26,156
6.00% Sr. Unsec. Nts., 1/1/27	50,000	52,250
LABL Escrow Issuer LLC, 6.75% Sr. Sec. Nts., 7/15/26[1]	45,000	46,350
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	34,000	34,170
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	60,000	55,650
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	42,900
		555,423

Construction & Engineering—0.2%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	47,228
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	25,700
		72,928

Electrical Equipment—0.4%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	45,000	49,050
Vertiv Group Corp., 12.00% Sr. Unsec. Nts., 10/15/24[1]	35,000	33,250
Vertiv Intermediate Holding Corp., 13.00% PIK Rate, 12.00% Cash Rate, Sr. Unsec. Nts., 2/15/22[1,4]	45,000	40,106
		122,406

Industrial Conglomerates—1.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22	40,000	40,800
6.25% Sr. Unsec. Nts., 5/15/26[1]	40,000	41,852

26      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Industrial Conglomerates (Continued)
Turkiye Sise ve Cam Fabrikalari AS, 6.95% Sr. Unsec. Nts., 3/14/26[1]	$300,000	$300,337
		382,989
Machinery—0.5%
Allison Transmission, Inc.:
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	46,383
5.875% Sr. Unsec. Nts., 6/1/29[1]	20,000	21,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	45,000	47,250
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	65,000	66,787
		181,920
Professional Services—0.2%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	35,000	31,019
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[1]	40,000	40,400
		71,419
Road & Rail—0.3%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	25,143
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[1]	65,000	66,362
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	25,361
		116,866
Trading Companies & Distributors—1.1%
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	46,462
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	50,000	52,562
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	40,000	42,250
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	57,000	59,993
5.25% Sr. Unsec. Nts., 1/15/30	20,000	21,450
5.875% Sr. Unsec. Nts., 9/15/26	95,000	102,244
6.50% Sr. Unsec. Nts., 12/15/26	50,000	54,563
		379,524
Information Technology—5.6%
Communications Equipment—1.8%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	290,000	260,275
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	120,000	124,741
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26	20,000	21,275
6.625% Sr. Unsec. Nts., 8/1/26	20,000	21,600
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	76,500
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	40,796
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	15,000	8,850

27      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Communications Equipment (Continued)
ViaSat, Inc.:
5.625% Sr. Unsec. Nts., 9/15/25[1]	$25,000	$25,313
5.625% Sr. Sec. Nts., 4/15/27[1]	30,000	31,950
		611,300
Electronic Equipment, Instruments, & Components—0.5%
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,831
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[1]	70,000	73,325
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	63,538
		172,694
IT Services—0.9%
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	65,000	68,412
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	44,100
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	63,074
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	35,000	34,125
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	65,000	67,113
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	35,000	37,144
		313,968
Semiconductors & Semiconductor Equipment—0.5%
Micron Technology, Inc., 4.663% Sr. Unsec. Nts., 2/15/30	70,000	73,178
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26	45,000	48,151
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	27,000
		148,329
Software—1.2%
Dell International LLC/EMC Corp., 7.125% Sr. Unsec. Nts., 6/15/24[1]	35,000	36,898
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	25,000	25,500
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	73,931
Symantec Corp.:
4.20% Sr. Unsec. Nts., 9/15/20	25,000	25,369
5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	40,295
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	52,531
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	25,000	26,188
8.00% Sr. Unsec. Nts., 11/1/26[1]	25,000	26,359
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	74,625
		381,696
Technology Hardware, Storage & Peripherals—0.7%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	70,000	64,050
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	59,812
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	46,516
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26	30,000	30,778

28      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Xerox Corp., 2.80% Sr. Unsec. Nts., 5/15/20	$35,000	$35,044
		236,200
Materials—7.7%
Chemicals—2.2%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	25,000	26,368
6.875% Sr. Unsec. Nts., 5/15/43	20,000	22,300
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	35,000	37,625
9.00% Sr. Unsec. Nts., 10/1/25[1]	45,000	50,737
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	25,000	27,500
CF Industries, Inc.:
5.15% Sr. Unsec. Nts., 3/15/34	25,000	25,750
5.375% Sr. Unsec. Nts., 3/15/44	20,000	20,312
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	25,000	25,062
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	15,000	15,724
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]	10,000	10,500
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	25,000	24,437
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	15,000	15,750
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	25,750
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	25,575
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	20,050
5.125% Sr. Unsec. Nts., 9/15/27	25,000	25,813
5.625% Sr. Unsec. Nts., 8/1/29	90,000	93,713
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	20,600
6.75% Sr. Sec. Nts., 11/15/22[1]	25,000	26,036
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	35,000	33,075
Starfruit Finco BV/Starfruit US Holdco LLC, 8.00% Sr. Unsec. Nts., 10/1/26[1]	35,000	34,300
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	41,906
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]	20,000	19,075
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	35,000	29,404
WR Grace & Co.-Conn, 5.125% Sr. Unsec. Nts., 10/1/21[1]	20,000	20,850
		718,212
Containers & Packaging—2.2%
ARD Securities Finance Sarl, 8.75% PIK Rate, 8.75% Cash Rate, Sr. Sec. Nts., 1/31/23[1,4]	79,742	82,932
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20	25,000	25,625
Berry Global Escrow Corp.:	20,000	21,050
4.875% Sr. Sec. Nts., 7/15/26[1]

29      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Berry Global Escrow Corp.: (Continued)
5.625% Sec. Nts., 7/15/27[1]	$10,000	$10,525
Cascades, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[1]	20,000	20,250
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	35,000	36,837
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	45,000	40,837
Graphic Packaging International LLC, 4.875% Sr. Unsec. Nts., 11/15/22	25,000	26,313
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]	25,000	26,313
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]	50,000	52,000
Mauser Packaging Solutions Holding Co.:
5.50% Sr. Sec. Nts., 4/15/24[1]	10,000	10,312
7.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	47,937
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	45,450
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	46,238
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	59,475
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	72,139
7.00% Sr. Unsec. Nts., 7/15/24[1]	55,000	56,959
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	30,000	31,575
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	29,250
		742,017
Metals & Mining—2.9%
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	15,000	15,637
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	21,050
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	21,644
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	20,000	21,100
Allegheny Technologies, Inc.:
5.95% Sr. Unsec. Nts., 1/15/21	20,000	20,550
7.875% Sr. Unsec. Nts., 8/15/23	20,000	21,525
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1]	20,000	21,400
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	25,000	29,459
7.00% Sr. Unsec. Nts., 10/15/39	10,000	11,986
Arconic, Inc., 6.15% Sr. Unsec. Nts., 8/15/20	20,000	20,683
Cleveland-Cliffs, Inc.:
5.75% Sr. Unsec. Nts., 3/1/25	11,000	11,055
5.875% Sr. Unsec. Nts., 6/1/27[1]	45,000	43,988
Eldorado Gold Corp., 9.50% Sec. Nts., 6/1/24[1]	15,000	16,200
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	65,000	49,725
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	6,000	6,011
7.25% Sr. Unsec. Nts., 4/1/23[1]	200,000	189,000

30      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]	$20,000	$20,675
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	20,000	20,100
4.55% Sr. Unsec. Nts., 11/14/24	15,000	15,185
5.40% Sr. Unsec. Nts., 11/14/34	45,000	43,425
5.45% Sr. Unsec. Nts., 3/15/43	30,000	27,525
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	40,000	40,799
IAMGOLD Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	15,000	15,713
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	40,000	42,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	170,000	161,606
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	25,000	25,457
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	15,000	15,842
		949,340
Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,487
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	20,000	19,804
6.50% Sr. Unsec. Nts., 2/1/24	20,000	20,675
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[1]	90,000	91,800
		147,766
Telecommunication Services—7.7%
Diversified Telecommunication Services—4.8%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	300,000	304,503
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	66,625
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,083
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	45,000	50,062
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	22,070
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26	35,000	38,456
Frontier Communications Corp.:
8.00% Sr. Sec. Nts., 4/1/27[1]	35,000	36,575
8.50% Sec. Nts., 4/1/26[1]	55,000	53,625
8.75% Sr. Unsec. Nts., 4/15/22	45,000	23,625
10.50% Sr. Unsec. Nts., 9/15/22	55,000	28,806
11.00% Sr. Unsec. Nts., 9/15/25	20,000	10,250
GCI LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	10,000	10,700
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[1]	20,000	20,300
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	45,000	40,275
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	145,000	132,675
8.50% Sr. Unsec. Nts., 10/15/24[1]	80,000	79,600
9.75% Sr. Unsec. Nts., 7/15/25[1]	40,000	41,250
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	65,000	62,075
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	75,000	78,375
Oi SA, 10.00% Cash Rate, Sr. Unsec. Nts., 7/27/25[4]	200,000	186,000

31      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	$60,000	$60,390
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	20,000	21,475
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	56,753
5.125% Sr. Unsec. Nts., 4/15/25	25,000	26,139
6.00% Sr. Unsec. Nts., 4/15/24	40,000	41,838
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	39,000	39,390
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	55,000	57,001
		1,613,916
Wireless Telecommunication Services—2.9%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.875% Sr. Sec. Nts., 5/1/24[1]	20,000	20,925
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	40,000	43,300
6.875% Sr. Unsec. Nts., 3/15/25	50,000	56,812
7.125% Sr. Unsec. Nts., 3/15/26	70,000	79,966
8.25% Sr. Unsec. Nts., 12/15/20	45,000	48,256
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	92,363	102,638
8.75% Sr. Unsec. Nts., 3/15/32	25,000	31,374
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	85,000	90,684
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	51,125
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	100,000	110,796
7.625% Sr. Unsec. Nts., 3/1/26	70,000	78,838
7.875% Sr. Unsec. Nts., 9/15/23	170,000	191,675
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	55,000	52,938
		959,327
Utilities—3.4%
Electric Utilities—0.1%
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]	15,000	15,469
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]	20,000	19,950
		35,419
Gas Utilities—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	50,000	53,125
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	55,894

32      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Gas Utilities (Continued)
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	$25,000	$26,312

		135,331

Independent Power and Renewable Electricity Producers—2.0%
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	25,000	25,596
6.00% Sr. Unsec. Nts., 5/15/26	15,000	16,140
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	60,000	60,975
5.75% Sr. Unsec. Nts., 1/15/25	35,000	35,656
5.875% Sr. Sec. Nts., 1/15/24[1]	20,000	20,477
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	25,000	26,157
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	25,000	25,938
Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[1]	250,000	255,075
NRG Energy, Inc.:
3.75% Sr. Sec. Nts., 6/15/24[1]	45,000	46,606
6.625% Sr. Unsec. Nts., 1/15/27	55,000	59,606
7.25% Sr. Unsec. Nts., 5/15/26	30,000	33,000
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[1]	45,000	46,575
5.50% Sr. Unsec. Nts., 9/1/26[1]	25,000	26,313

		678,114

Multi-Utilities—0.9%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	30,000	30,675
NGPL PipeCo LLC:
4.375% Sr. Unsec. Nts., 8/15/22[1]	20,000	20,700
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	37,286
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	30,000	30,555
YPF Energia Electrica SA, 10.00% Sr. Unsec. Nts., 7/25/26[1]	275,000	162,253

		281,469

Total Corporate Bonds and Notes (Cost $30,138,795)		30,139,046

	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A10 (Cost $3,125)	5	876

Common Stocks—0.1%
Claire’s Holdings LLC[10]	20	12,500
Clear Channel Outdoor Holdings, Inc., Cl. A10	4,513	11,734
Hexion Holdings Corp., Cl. B10,11	1,943	23,316
Quicksilver Resources, Inc.[7,10]	155,000	0

Total Common Stocks (Cost $200,689)		47,550

33      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

					Units	Value
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Exp. 11/10/22[7,10] (Cost $4,061)					445	$218

	Counter -party	Buy /Sell Reference Protection	Asset Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap Maturing 6/20/24 Put[10] (Cost $5,365)	MOS	Buy	100.00%	10/16/19	USD 2,900	2,909

					Shares
Investment Company—4.7%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[12] (Cost $1,567,135)					1,567,135	1,567,152
Total Investments, at Value (Cost $32,936,586)					97.8%	32,668,104
Net Other Assets (Liabilities)					2.2	727,230

Net Assets					100.0%	$33,395,334

Footnotes to Consolidated Statement of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $18,662,768, which represented 55.88% of the Fund’s Net Assets.

2. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

3. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five year.

4. Interest or dividend is paid-in-kind, when applicable.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6. Security received as the result of issuer reorganization.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Non-income producing security.

34      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2019	Gross Additions	Gross Reductions	Shares August 31, 2019

Common Stock
Hexion Holdings Corp., Cl. B	—	1,943	—	1,943

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Common Stock
Hexion Holdings Corp., Cl. B	$23,316	$—	$—	$ (13,823)

12. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$24,726,964	75.7%
Canada	1,491,720	4.6
Brazil	1,075,097	3.3
Luxembourg	686,351	2.1
Mexico	664,707	2.0
China	493,638	1.5
United Arab Emirates	422,548	1.3
Israel	337,312	1.0
Turkey	300,337	0.9
Argentina	279,253	0.8
India	255,075	0.8
Russia	228,495	0.7
Ireland	221,136	0.7
Ukraine	212,478	0.6
Singapore	186,159	0.6
United Kingdom	151,167	0.5
Indonesia	139,536	0.4
Netherlands	132,846	0.4
France	129,975	0.4
New Zealand	129,098	0.4
Mauritius	124,741	0.4
Belgium	71,540	0.2
Australia	64,909	0.2
Hong Kong	35,747	0.1
Macau	29,775	0.1
Trinidad and Tobago	25,062	0.1
Italy	21,475	0.1
Norway	20,500	0.1

35      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)					Value	Percent
Cayman Islands					$10,463	0.0%
Total					$32,668,104	100.0%

Over-the-Counter Credit Default Swaptions Written at August 31, 2019

Description	Counter- party	Buy/Sell Reference Protection	Asset Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/24
Call	MOS	Sell	5.000%	10/16/19	USD 2,900	$2,465	$ (341)

Glossary:
Counterparty Abbreviations
MOS	Morgan Stanley & Co., Inc.

Definitions
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
PRIME4	United States Prime Rate-Quarterly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES August 31, 2019 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $31,332,312)	$31,077,636
Affiliated companies (cost $1,604,274)	1,590,468

32,668,104
Cash	786,170
Receivables and other assets:
Interest and dividends	542,377
Investments sold	338,796
Shares of beneficial interest sold	8,891
Other	16,196

Total assets	34,360,534
Liabilities
Swaptions written, at value (premiums received $2,465)	341
Payables and other liabilities:
Investments purchased	695,027
Shares of beneficial interest redeemed	53,245
Transfer and shareholder servicing agent fees	21,137
Shareholder communications	15,794
Trustees’ compensation	14,805
Distribution and service plan fees	11,035
Dividends	10,073
Advisory fees	1,362
Administration fees	26
Other	142,355

Total liabilities	965,200
Net Assets	$33,395,334

Composition of Net Assets
Shares of beneficial interest	$37,799,880
Total accumulated loss	(4,404,546)

Net Assets	$33,395,334

37      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $23,428,396 and 2,584,016 shares of beneficial interest outstanding)	$9.07

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.47

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,749,361 and 634,432 shares of beneficial interest outstanding)	$9.06

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,889,674 and 318,647 shares of beneficial interest outstanding)	$9.07

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,217,490 and 134,231 shares of beneficial interest outstanding)	$9.07

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,055 and 1,109 shares of beneficial interest outstanding)	$9.07

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $100,358 and 11,057 shares of beneficial interest outstanding)	$9.08

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS

	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019
Investment Income
Interest (net of foreign withholding taxes of $— and $2,520, respectively)	$531,026	$2,558,169
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $— and $3, respectively)	—	1,473
Affiliated companies	10,950	32,607
Total investment income	541,976	2,592,249
Expenses
Advisory fees	63,359	291,828
Administration fees	1,196	51
Distribution and service plan fees:
Class A	13,714	50,671
Class C	15,137	64,517
Class R	3,606	11,890
Transfer and shareholder servicing agent fees:
Class A	22,058	37,266
Class C	5,691	11,193
Class R	2,730	4,216
Class Y	1,307	2,434
Class R5	1	—
Class R6	—	1,933
Shareholder communications:
Class A	5,469	20,561
Class C	1,407	7,779
Class R	677	6,459
Class Y	323	604
Class R5	2	—
Class R6	28	122
Legal, auditing and other professional fees	28,778	113,925
Custodian fees and expenses	15,322	59,221
Registration fees	8,521	4,688
Trustees’ compensation	6,731	19,264
Borrowing fees	—	1,157
Other	1,155	1,406
Total expenses	197,212	711,185
Less waivers and reimbursements of expenses	(86,560)	(247,074)
Net expenses	110,652	464,111
Net Investment Income	431,324	2,128,138

39      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(137,888)	$(1,166,379)
Foreign currency transactions	(1,086)	—
Forward currency exchange contracts	926	—
Swap contracts	—	6,800
Net realized loss	(138,048)	(1,159,579)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	552,670	128,199
Affiliated companies	(20,457)	—
Swaption contracts written	2,124	—
Net change in unrealized appreciation/(depreciation)	534,337	128,199
Net Increase in Net Assets Resulting from Operations	$827,613	$1,096,758

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$431,324	$2,128,138	$2,432,145
Net realized gain (loss)	(138,048)	(1,159,579)	7,914
Net change in unrealized appreciation/(depreciation)	534,337	128,199	(1,687,719)
Net increase in net assets resulting from operations	827,613	1,096,758	752,340
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(309,105)	(1,229,430)	(1,200,696)
Class C	(68,941)	(323,053)	(325,880)
Class R	(36,439)	(132,581)	(94,006)
Class Y	(19,346)	(84,453)	(109,242)
Class R5	(141)	(5)	—
Class R6	(1,675)	(391,557)	(723,071)
Total distributions from distributable earnings	(435,647)	(2,161,079)	(2,452,895)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	382,103	1,660,139	(4,911,855)
Class C	(816,613)	(331,917)	173,441
Class R	17,401	703,228	716,623
Class Y	(306,676)	7,237	(636,985)
Class R5	—	10,000	—
Class R6	(24,892)	(12,756,849)	3,817,547
Total beneficial interest transactions	(748,677)	(10,708,162)	(841,229)
Net Assets
Total decrease	(356,711)	(11,772,483)	(2,541,784)
Beginning of period	33,752,045	45,524,528	48,066,312
End of period	$33,395,334	$33,752,045	$45,524,528

See accompanying Notes to Consolidated Financial Statements.

41      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$8.96	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.12	0.51	0.49	0.45	0.44	0.49
Net realized and unrealized gain (loss)	0.11	(0.21)	(0.34)	0.45	(0.67)	(0.50)
Total from investment operations	0.23	0.30	0.15	0.90	(0.23)	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.51)	(0.49)	(0.46)	(0.45)	(0.49)
Net asset value, end of period	$9.07	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	2.57%	3.42%	1.61%	10.08%	(2.22)%	(0.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,428	$22,791	$21,669	$27,376	$28,286	$31,973
Average net assets (in thousands)	$23,348	$21,629	$22,936	$29,041	$28,307	$31,185
Ratios to average net assets:[4]
Net investment income	5.22%	5.61%	5.19%	4.85%	4.90%	4.94%
Expenses excluding specific expenses listed below	2.18%	1.78%	1.68%	1.59%	1.56%	1.40%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses	2.18%[6]	1.78%[6]	1.68%[6]	1.59%[6]	1.56%[6]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.15%	1.06%	1.21%	1.24%	1.15%
Portfolio turnover rate[7]	30%	56%	71%	89%	54%	67%

42      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	2.19%
Year Ended May 31, 2019	1.78%
Year Ended May 31, 2018	1.68%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

43      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$8.96	$9.16	$9.50	$9.06	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.10	0.44	0.42	0.39	0.38	0.42
Net realized and unrealized gain (loss)	0.10	(0.19)	(0.33)	0.44	(0.68)	(0.50)
Total from investment operations	0.20	0.25	0.09	0.83	(0.30)	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.45)	(0.43)	(0.39)	(0.39)	(0.42)
Net asset value, end of period	$9.06	$8.96	$9.16	$9.50	$9.06	$9.75

Total Return, at Net Asset Value[3]	2.28%	2.81%	0.90%	9.33%	(3.00)%	(0.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,749	$6,484	$6,972	$7,070	$4,458	$3,876
Average net assets (in thousands)	$6,010	$6,498	$7,161	$6,056	$4,083	$2,632
Ratios to average net assets:[4]
Net investment income	4.51%	4.91%	4.50%	4.18%	4.21%	4.24%
Expenses excluding specific expenses listed below	2.95%	2.57%	2.47%	2.55%	2.59%	2.56%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses	2.95%[6]	2.57%[6]	2.47%[6]	2.55%[6]	2.59%[6]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.85%	1.76%	1.91%	1.94%	1.85%
Portfolio turnover rate[7]	30%	56%	71%	89%	54%	67%

44      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	2.96%
Year Ended May 31, 2019	2.57%
Year Ended May 31, 2018	2.47%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

45      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Three Months Ended August 31, 2019 (Unaudited)	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$8.96	$9.17 `	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.11	0.48	0.47	0.44	0.42	0.46
Net realized and unrealized gain (loss)	0.11	(0.20)	(0.34)	0.43	(0.67)	(0.50)
Total from investment operations	0.22	0.28	0.13	0.87	(0.25)	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.49)	(0.47)	(0.43)	(0.43)	(0.46)
Net asset value, end of period	$9.07	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	2.51%	3.17%	1.36%	9.81%	(2.46)%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,890	$2,839	$2,185	$1,542	$554	$379
Average net assets (in thousands)	$2,889	$2,445	$1,873	$908	$447	$234
Ratios to average net assets:[4]
Net investment income	4.97%	5.36%	4.96%	4.66%	4.65%	4.68%
Expenses excluding specific expenses listed below	2.44%	2.20%	2.07%	2.39%	2.37%	2.45%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses	2.44%[6]	2.20%[6]	2.07%[6]	2.39%[6]	2.37%[6]	2.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.40%	1.31%	1.46%	1.49%	1.39%
Portfolio turnover rate[7]	30%	56%	71%	89%	54%	67%

46      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	2.45%
Year Ended May 31, 2019	2.20%
Year Ended May 31, 2018	2.07%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

47      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Three Months Ended August 31, 2019	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 29,
	(Unaudited)	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$8.97	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.13	0.53	0.52	0.48	0.47	0.52
Net realized and unrealized gain (loss)	0.10	(0.19)	(0.34)	0.45	(0.67)	(0.50)
Total from investment operations	0.23	0.34	0.18	0.93	(0.20)	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.54)	(0.52)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$9.07	$8.97	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset Value[3]	2.53%	3.85%	1.92%	10.41%	(1.92)%	0.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,217	$1,505	$1,534	$2,235	$657	$1,132
Average net assets (in thousands)	$1,380	$1,411	$1,976	$1,068	$707	$724
Ratios to average net assets:[4]
Net investment income	5.51%	5.91%	5.50%	5.18%	5.18%	5.25%
Expenses excluding specific expenses listed below	1.94%	1.50%	1.44%	1.42%	1.50%	1.50%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses	1.94%[6]	1.50%[6]	1.44%[6]	1.42%[6]	1.50%[6]	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.85%	0.76%	0.91%	0.94%	0.84%
Portfolio turnover rate[7]	30%	56%	71%	89%	54%	67%

48      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	1.95%
Year Ended May 31, 2019	1.50%
Year Ended May 31, 2018	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

49      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Three Months Ended August 31, 2019 (Unaudited)	Period Ended May 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$8.97	$9.02
Income (loss) from investment operations:
Net investment income[2]	0.13	0.01
Net realized and unrealized gain (loss)	0.10	(0.06)
Total from investment operations	0.23	(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.00)[3]
Net asset value, end of period	$9.07	$8.97

Total Return, at Net Asset Value[4]	2.53%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[5]
Net investment income	5.54%	5.91%
Expenses excluding specific expenses listed below	1.59%	1.22%
Interest and fees from borrowings	0.00%	0.00%
Total expenses	1.59%[6]	1.22%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%
Portfolio turnover rate[7]	30%	56%

50      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	1.60%
Period Ended May 31, 2019	1.22%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

51      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Three Months Ended
	August 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R6	2019 (Unaudited)	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$8.97	$9.16	$9.50	$9.07	$9.75	$10.25
Income (loss) from investment operations:
Net investment income[2]	0.13	0.54	0.52	0.48	0.47	0.49
Net realized and unrealized gain (loss)	0.11	(0.19)	(0.33)	0.44	(0.67)	(0.47)
Total from investment operations	0.24	0.35	0.19	0.92	(0.20)	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.54)	(0.53)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$9.08	$8.97	$9.16	$9.50	$9.07	$9.75

Total Return, at Net Asset Value[3]	2.66%	3.98%	1.97%	10.34%	(1.87)%	0.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$123	$13,165	$9,843	$22,186	$15,272
Average net assets (in thousands)	$118	$6,395	$12,892	$16,472	$20,034	$7,400
Ratios to average net assets:[4]
Net investment income	5.57%	5.96%	5.56%	5.12%	5.26%	5.13%
Expenses excluding specific expenses listed below	1.57%	1.31%	1.24%	1.18%	1.27%	1.07%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses	1.57%[6]	1.31%[6]	1.24%[6]	1.18%[6]	1.27%[6]	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.80%	0.71%	0.86%	0.89%	0.80%
Portfolio turnover rate[7]	30%	56%	71%	89%	54%	67%

52      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Three Months Ended August 31, 2019	1.58%
Year Ended May 31, 2019	1.31%
Year Ended May 31, 2018	1.24%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

53      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS August 31, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Global High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global High Yield Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global High Yield Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary

Effective August 31, 2019, the Fund’s fiscal year end changed from May 31 to February 28.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities),

54      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a

55      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such,

56      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that

57      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies

58      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation

59      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

(depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market

60      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

will exist for any option purchased.

L.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

M.

 Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

N.

 Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the period ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

61      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.85%, 1.40%, 0.85%, 0.85% and 0.80%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period ended August 31, 2019, the Adviser waived advisory fees of $1,357 and reimbursed fund expenses of $58,119, $15,916, $7,282, $3,649, $19 and $218 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended August 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments

62      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended August 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended August 31, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended August 31, 2019, IDI advised the Fund that IDI retained $1,762 in front-end sales commissions from the sale of Class A shares and $21 from Class C shares, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into

63      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$329,478	$—	$ 329,478
Corporate Loans	—	580,875	—	580,875
Corporate Bonds and Notes	—	30,139,046	0	30,139,046
Preferred Stock	—	876	—	876
Common Stocks	35,050	12,500	0	47,550
Rights, Warrants and Certificates	—	—	218	218
Over-the-Counter Credit Default
Swaption Purchased	—	2,909	—	2,909
Investment Company	1,567,152	—	—	1,567,152

Total Assets	$1,602,202	$31,065,684	$218	$ 32,668,104

Liabilities Table
Other Financial Instruments:
Swaptions written, at value	$—	$(341)	$—	$ (341)

Total Liabilities	$—	$(341)	$—	$ (341)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

64      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of August 31, 2019:

	Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Morgan Stanley & Co., Inc.	$2,909	$(341)	$–	$–	$2,568

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019:

65      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

	Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Morgan Stanley & Co., Inc.	$(341)	$341	$–	$–	$–

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019:

	Asset Derivatives				Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location		Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Investments, at value	$	2,909	*	Swaptions written, at value $	341
*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Period Ended August 31, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments				Forward currency exchange contracts
Forward currency exchange contracts				$926

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Investment transactions in unaffiliated companies*	Swaption contracts written	Total
Credit contracts	$	(2,456)	$2,124	$(332)

66      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the one month average notional value of forward foreign currency contracts, the two month average notional value of swaption written and the two month average notional value of swaptions purchased during the period.

Forward Foreign Currency Contracts	Swaptions Written	Swaptions Purchased
$132,914	$2,900,000	$2,900,000

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended August 31, 2019 was $9,262,881 and $9,408,347, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

67      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 1,083,575
Aggregate unrealized (depreciation) of investments	(1,349,933)

Net unrealized depreciation of investments	$ (266,358)

Cost of investments for tax purposes is $32,934,121.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended August 31, 2019[1]		Year Ended May 31, 2019[2]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	197,490	$1,800,703	729,132	$6,596,376	857,228	$8,111,482
Dividends and/or distributions reinvested	30,620	278,907	127,447	1,146,812	111,259	1,046,849
Redeemed	(187,012)	(1,697,507)	(677,300)	(6,083,049)	(1,484,461)	(14,070,186)

Net increase (decrease)	41,098	$382,103	179,279	$1,660,139	(515,974)	$(4,911,855)

Class C
Sold	15,827	$143,983	244,929	$2,206,607	247,079	$2,333,787
Dividends and/or distributions reinvested	7,178	65,402	34,682	312,156	33,599	315,893
Redeemed	(112,431)	(1,025,998)	(316,686)	(2,850,680)	(263,832)	(2,476,239)

Net increase (decrease)	(89,426)	$(816,613)	(37,075)	$(331,917)	16,846	$173,441

Class R
Sold	18,988	$172,538	111,688	$1,004,611	108,686	$1,023,948
Dividends and/or distributions reinvested	3,947	35,999	14,608	131,453	9,869	92,780
Redeemed	(21,015)	(191,136)	(47,888)	(432,836)	(42,489)	(400,105)

Net increase	1,920	$17,401	78,408	$703,228	76,066	$716,623

Class Y
Sold	163	$1,474	48,786	$440,005	121,034	$1,149,347
Dividends and/or distributions reinvested	2,069	18,884	9,355	84,298	11,527	108,676
Redeemed	(35,806)	(327,034)	(57,586)	(517,066)	(200,347)	(1,895,008)

Net increase (decrease)	(33,574)	$(306,676)	555	$7,237	(67,786)	$(636,985)

68      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

	Six Months Ended August 31, 2019[1]		Year Ended May 31, 2019[2]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R5[3]
Sold	—	$—	1,109	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	—	$—	1,109	$10,000	—	$—

Class R6
Sold	2,308	$20,964	13,344	$121,038	399,752	$3,793,311
Dividends and/or distributions reinvested	183	1,675	41,562	373,633	76,854	722,544
Redeemed	(5,189)	(47,531)	(1,477,674)	(13,251,520)	(75,738)	(698,308)

Net increase (decrease)	(2,698)	$(24,892)	(1,422,768)	$(12,756,849)	400,868	$3,817,547

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

69      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

70      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INVESCO PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

71      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INVESCO PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

72      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

73      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

INVESCO PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

74      INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLHY-SAR-1 10272019

ITEM 2:    CODE OF ETHICS

Not applicable for a semi-annual report.

ITEM 3:    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.        CONTROLS AND PROCEDURES.

(a)

As of October 16, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 16, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 7, 2019